                                                                   EXHIBIT 10(a)




                                                          EXECUTION COUNTERPART

                             LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                  by and among

                               AARON RENTS, INC.,

                       SUNTRUST BANK, ATLANTA, as Servicer

                                       and

                      EACH OF THE PARTICIPANTS PARTY HERETO




                          Dated as of January 20, 1998

                      LOAN FACILITY AGREEMENT AND GUARANTY

                                Table of Contents

                                                                                                               Page
         I.   DEFINITIONS.........................................................................................2
                  1.1      Definitions............................................................................2
                           Adjusted LIBO Rate.....................................................................2
                           Advance................................................................................2
                           Affiliate..............................................................................2
                           Agreement..............................................................................2
                           Assignment and Acceptance..............................................................2
                           Bankruptcy Code........................................................................3
                           Borrower...............................................................................3
                           Borrower Rate..........................................................................3
                           Borrower Status Report.................................................................3
                           Business Day...........................................................................3
                           Cash Collateral Account................................................................3
                           Change in Control......................................................................3
                           Change in Control Date.................................................................3
                           Closing Date...........................................................................3
                           Collateral.............................................................................3
                           Collateral Agreement...................................................................4
                           Commitments............................................................................4
                           Commitment Fee.........................................................................4
                           Consolidated Companies.................................................................4
                           Consolidated Net Worth.................................................................4
                           Credit Event...........................................................................4
                           Credit Parties.........................................................................4
                           Defaulted Borrower.....................................................................4
                           Defaulted Loan.........................................................................4
                           Dollar" and "U.S. Dollar" and the sign "$..............................................4
                           Effective Date.........................................................................4
                           Eligible Assignee......................................................................4
                           Environmental Laws.....................................................................4
                           ERISA..................................................................................5
                           ERISA Affiliate........................................................................5
                           Executive Officer......................................................................5
                           Existing Facility Agreement............................................................5
                           Existing Loan Agreement................................................................5
                           Facility...............................................................................5
                           Facility Fee...........................................................................5
                           Federal Funds Rate.....................................................................5



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
                           Fee Letter.............................................................................6
                           Final Termination Date.................................................................6
                           Financing Statement....................................................................6
                           Franchise Agreement....................................................................6
                           Franchisee Borrower....................................................................6
                           Franchisee Commitment..................................................................6
                           Franchisee Loan........................................................................6
                           Franchisee Loan Agreement..............................................................6
                           Franchisee Loan Program................................................................6
                           Franchisee Master Note.................................................................6
                           Funded Debt............................................................................7
                           Funded Debt Ratio......................................................................7
                           Funded Franchisee Participant's Interest...............................................7
                           Funded Qualified Franchisee Participant's Interest.....................................7
                           Funded Participant's Interest..........................................................7
                           Funding Approval Notice................................................................7
                           GAAP...................................................................................7
                           Guaranteed Obligations.................................................................7
                           Guarantors.............................................................................8
                           Guaranty Agreement.....................................................................8
                           Hazardous Substances...................................................................8
                           LIBOR..................................................................................8
                           Lien...................................................................................8
                           Loan...................................................................................8
                           Loan Commitment........................................................................8
                           Loan Agreement.........................................................................9
                           Loan Default...........................................................................9
                           Loan Documents.........................................................................9
                           Loan Indebtedness......................................................................9
                           Loan Payment Default...................................................................9
                           Loan Term..............................................................................9
                           Loudermilk Family......................................................................9
                           Margin Regulations.....................................................................9
                           Master Note............................................................................9
                           Materially Adverse Effect..............................................................9
                           Maturity Date.........................................................................10
                           Maximum Amount........................................................................10
                           Maximum Commitment Amount.............................................................10
                           Maximum Qualified Franchisee Recourse Amount..........................................10
                           Minimum Purchase Price................................................................10
                           Monthly Deposit Amount................................................................10
                           Multiemployer Plan....................................................................10
                           Operative Documents...................................................................10


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
                           Participant...........................................................................10
                           Participating Commitment..............................................................10
                           Participant Funding...................................................................11
                           Participant's Interest................................................................11
                           Participant's Unused Commitment.......................................................11
                           Participation Certificate.............................................................11
                           Payment Date..........................................................................11
                           Payment Period........................................................................11
                           PBGC..................................................................................11
                           Person................................................................................11
                           Personal Guaranty.....................................................................11
                           Plan..................................................................................11
                           Pro Rata Share........................................................................12
                           Qualified Franchisee..................................................................12
                           Qualified Franchisee Borrower.........................................................12
                           Qualified Franchisee Borrowing Base...................................................12
                           Qualified Franchisee Commitment.......................................................12
                           Qualified Franchisee Loan.............................................................12
                           Qualified Franchisee Loan Agreement...................................................12
                           Qualified Franchisee Master Note......................................................12
                           Quarterly Date........................................................................12
                           Regulation D..........................................................................12
                           Release...............................................................................13
                           Remedial Action.......................................................................13
                           Rental Revenue........................................................................13
                           Rental/Purchase Contract..............................................................13
                           Reportable Event......................................................................13
                           Required Participants.................................................................13
                           Requirement of Law....................................................................13
                           Response Period.......................................................................13
                           Reuters Screen........................................................................14
                           Servicing Agreement...................................................................14
                           Servicing Fee.........................................................................14
                           Servicing Report......................................................................14
                           Servicer..............................................................................14
                           Sponsor's Fee.........................................................................14
                           Spousal Consent.......................................................................14
                           Subordinated Debt.....................................................................14
                           Subsidiary............................................................................14
                           Swing Line Advances...................................................................14
                           Synthetic Lease Documents.............................................................14
                           Tax Code..............................................................................15
                           Taxes.................................................................................15



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


                           Telerate..............................................................................15
                           Unmatured Credit Event................................................................15
                           Voting Stock..........................................................................15
                  1.2      Accounting Terms and Determination....................................................15
                  1.3      Other Definitional Terms..............................................................15
                  1.4      Exhibits and Schedules................................................................15

         II.   LOAN FACILITY.....................................................................................16
                  2.1      Establishment of Commitments; Terms of Loans..........................................16
                  2.2      Conveyance of Participant's Interest..................................................18
                  2.3      Funding of Advances; Swing Line; Funding of Participant's
                           Interest in Loans.....................................................................19
                  2.4      Facility Fee..........................................................................21
                  2.5      Commitment Fees.......................................................................21
                  2.6      Interest on Funded Participant's Interest.............................................22
                  2.7      Default Interest......................................................................23
                  2.8      Voluntary Reduction of the Unutilized Commitment .....................................23
                  2.9      Extension of Commitments..............................................................23
                  2.10     Wind-Down Event.......................................................................25
                  2.11     Reserve Requirements; Change in Circumstances; Change in
                           Lending Offices.......................................................................25
                  2.12     Pro Rata Treatment....................................................................27
                  2.13     Payments..............................................................................27
                  2.14     Sharing of Setoffs....................................................................27

         III.   SERVICER'S SERVICING OBLIGATIONS; DISTRIBUTION OF
         PAYMENTS................................................................................................28
                  3.1      Servicer's Obligations with Respect to Loans; Collateral; Non-
                           Recourse..............................................................................28
                  3.2      Application of Payments...............................................................29
                  3.3      Servicing Report and Borrower Status Report...........................................31

         IV.   LOAN DEFAULT; RIGHT TO MAKE GUARANTY DEMAND.......................................................32
                  4.1      Notice Of Loan Default................................................................32
                  4.2      Waiver or Cure By The Sponsor.........................................................32
                  4.3      Defaulted Loan Guaranty Demand........................................................33
                  4.4      No Waiver or Cure Available...........................................................33

         V.   REPRESENTATIONS AND WARRANTIES.....................................................................34
                  5.1      Organization and Qualification........................................................34

                  5.2      Sponsor's Powers......................................................................34
                  5.3      Enforceability of Agreement and Other Operative Documents.............................34
                  5.4      Consent...............................................................................34

                  5.5      Statutes, Judgments...................................................................35
                  5.6      Financial Statements..................................................................35
                  5.7      Actions Pending.......................................................................35
                  5.8      Outstanding Debt......................................................................35
                  5.9      Title to Properties...................................................................36
                  5.10     Taxes.................................................................................36
                  5.11     Regulation U, Etc.....................................................................36
                  5.12     No Credit Event; Unmatured Credit Event or Change of Control..........................36
                  5.13     ERISA.................................................................................36
                  5.14     Pollution and Environmental Control...................................................37
                  5.15     Possession of Franchises, Licenses, Etc...............................................37
                  5.16     Contingent Liabilities................................................................37
                  5.17     Compliance with Laws..................................................................37
                  5.18     Representations and Warranties with Respect to Specific Loans.........................38

         VI.   AFFIRMATIVE COVENANTS.............................................................................39
                  6.1      Financial Statements, Reports and Other Financial Data................................39
                  6.2      Inspection of Property................................................................40
                  6.3      Maintenance of Insurance..............................................................40
                  6.4      Funded Debt Ratio.....................................................................40
                  6.5      Leverage Ratio........................................................................40
                  6.6      Fixed Charge Coverage.................................................................41
                  6.7      Account Verification..................................................................41
                  6.8      ERISA.................................................................................41
                  6.9      Payment...............................................................................42
                  6.10     Notice of Credit Event, Unmatured Credit Event or Change of
                           Control...............................................................................42
                  6.11     Corporate Existence...................................................................42
                  6.12     Compliance with Laws, Etc.............................................................42
                  6.13     Additional Guarantors.................................................................42

         VII.   NEGATIVE COVENANTS...............................................................................43
                  7.1      Liens.................................................................................43
                  7.2      Minimum Net Worth.....................................................................44
                  7.3      Loans, Advances, Investments and Contingent Liabilities...............................44
                  7.4      Sale of Stock and Debt of Subsidiaries................................................45
                  7.5      Merger and Sale of Assets.............................................................45
                  7.6      Additional Negative Pledges...........................................................46

         VIII.   CREDIT EVENTS AND REMEDIES......................................................................46

         IX.   CHANGE OF CONTROL; CASH COLLATERAL ACCOUNT........................................................49
                  9.1      Change of Control; Deposit In Cash Collateral Account.................................49

                  9.2      Obligations with Respect to Defaulted Loans...........................................50
                  9.3      Effect of Credit Event Following Change of Control....................................50
                  9.4      Deposit of Maximum Qualified Franchisee Recourse Amount
                           Following Credit Event................................................................50

         X.   GUARANTY...........................................................................................51
                  10.1     Unconditional Guaranty................................................................51
                  10.2     Limitation on Guaranty of Franchisee Loans............................................51
                  10.3     Obligations of Sponsor With Respect to Qualified Franchisee
                           Loans.................................................................................52
                  10.4     Continuing Guaranty...................................................................53
                  10.5     Waivers...............................................................................53
                  10.6     Additional Actions....................................................................54
                  10.7     Additional Waivers....................................................................54
                  10.8     Postponement of Obligations...........................................................55
                  10.9     Effect on Additional Guaranties.......................................................55
                  10.10    Reliance on Guaranty and Purchase Obligation; Disclaimer of
                           Liability.............................................................................55
                  10.11    Reinstatement of Obligations..........................................................56
                  10.12    Right to Bring Separate Action........................................................56
                  10.13    Subordination of Liens................................................................57
                  10.14    Exercise of Remedies With Respect to Collateral.......................................57
                  10.15    Rights Of Sponsor Upon Payment; Cooperation By Servicer...............................59

         XI.   INDEMNIFICATION...................................................................................59
                  11.1     Indemnification.......................................................................59
                  11.2     Notice Of Proceedings; Right To Defend................................................60
                  11.3     Third Party Beneficiaries.............................................................62

         XII.   SURVIVAL OF LOAN FACILITY........................................................................62

         XIII.   CONDITIONS PRECEDENT............................................................................62
                  13.1     Receipt of Documents..................................................................62

         XIV.   THE SERVICER.....................................................................................63
                  14.1     Appointment of Servicer as Agent......................................................63
                  14.2     Nature of Duties of Servicer..........................................................63
                  14.3     Lack of Reliance on the Servicer......................................................64
                  14.4     Certain Rights of the Servicer........................................................64
                  14.5     Reliance by Servicer..................................................................64
                  14.6     Indemnification of Servicer...........................................................65
                  14.7     The Servicer in its Individual Capacity...............................................65
                  14.8     Holders of Participation Certificates.................................................65

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
         XV.   MISCELLANEOUS.....................................................................................66
                  15.1     Notices...............................................................................66
                  15.2     Amendments, Etc.......................................................................66
                  15.3     No Waiver; Remedies Cumulative........................................................67
                  15.4     Payment of Expenses, Etc..............................................................67
                  15.5     Right of Setoff.......................................................................68
                  15.6     Benefit of Agreement; Assignments; Participations.....................................68
                  15.7     Governing Law; Submission to Jurisdiction.............................................70
                  15.8     Counterparts..........................................................................71
                  15.9     Severability..........................................................................71
                  15.10    Independence of Covenants.............................................................71
                  15.11    No Joint Venture......................................................................71
                  15.12     Repurchase Right.....................................................................72
                  15.13    Effect on Existing Facility Agreement; Execution of New Loan
                           Documents.............................................................................72
                  15.14    Confidentiality.......................................................................72
                  15.15    Headings Descriptive; Entire Agreement................................................73


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
                                    EXHIBITS
                                    --------
         Exhibit A         -        Form of Assignment and Acceptance
         Exhibit B         -        Form of Franchisee Loan Agreement
         Exhibit C         -        Form of Franchisee Master Note
         Exhibit D         -        Form of Guaranty Agreement
         Exhibit E         -        Form of Participation Certificate
         Exhibit F         -        Form of Qualified Franchisee Loan Agreement
         Exhibit G         -        Form of Qualified Franchisee Master Note
         Exhibit H         -        Form of Servicing Report
         Exhibit I         -        Form of Borrower Status Report


                                    SCHEDULES
                                    ---------
         Schedule 5.16           -    Existing Contingent Liabilities
         Schedule 7.1            -    Existing Liens

                      LOAN FACILITY AGREEMENT AND GUARANTY

         THIS LOAN FACILITY AGREEMENT AND GUARANTY (the "Agreement") made as of this 20th day of January, 1998, by and among AARON RENTS, INC., a Georgia corporation having its principal place of business and chief executive office at 1100 Aaron Building, 309 East Paces Ferry Road, N.E., Atlanta, Georgia 30305 ("Sponsor"), SUNTRUST BANK, ATLANTA ("STBA") and each of the other lending institutions listed on the signature pages hereto (STBA, such lenders, together with any assignees thereof becoming "Participants" pursuant to the terms of this Agreement, the "Participants") and SUNTRUST BANK, ATLANTA, a banking corporation organized and existing under the laws of Georgia having its principal office in Atlanta, Georgia, as Servicer and agent for the Participants (in such capacity, the "Servicer").

                              W I T N E S S E T H:

         WHEREAS, Sponsor has established franchise relationships with certain rental store operators (the "Franchisees") across the United States to own and operate rental stores under the "Aaron's Rental Purchase" franchise;

         WHEREAS, in connection therewith, Sponsor wishes to establish a loan program with the Servicer to provide lines of credit to the Franchisees for business purposes arising in connection with the acquisition of such franchise rights and the opening of rental stores and ongoing inventory financing in connection therewith;

         WHEREAS, Sponsor wishes to establish two separate tranches of such loan program with one tranche dedicated to more experienced Franchisees and one tranche available for any Franchisee approved by Sponsor, including Franchisees participating as of the date of this agreement in that certain loan facility established by Servicer on behalf of Sponsor pursuant to that certain Loan Facility Agreement dated as of November 18, 1994 by and between Servicer and Sponsor (as amended through the date hereof, the "Existing Facility Agreement");

         WHEREAS, Servicer is willing to provide such a loan program upon the terms and conditions set forth herein subject to the agreement of the Participants to purchase an undivided interest therein;

         WHEREAS, the Servicer and the Participants have agreed to make such lines of credit available to the Franchisees upon the terms and conditions set forth herein and in the Servicing Agreement, dated as of even date herewith by and between the Servicer and the Sponsor (as hereafter amended, modified or supplemented, the "Servicing Agreement"), including, without limitation, (x) the obligation of the Sponsor to purchase all outstanding loans and loan commitments upon the occurrence of certain credit events and (y) the limited guaranty obligations of the Sponsor with respect to the loans, all as more particularly set forth below;

         THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                              1.       DEFINITIONS

1.1 Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Adjusted LIBO Rate" shall mean, with respect to each Payment Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

              "Adjusted LIBO Rate"     =         LIBOR
                                           ------------------------------------
                                           1.00 - LIBOR Reserve Percentage

As used herein, LIBOR Reserve Percentage shall mean, for any Payment Period for any Funded Participant's Interest outstanding hereunder, the reserve percentage (expressed as a decimal) equal to the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D).

         "Advance" means a funding of an advance pursuant to the Loan Commitment of any Borrower.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

         "Agreement" means this Loan Facility Agreement and Guaranty as it may hereafter be amended or modified.

         "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Participant and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of Exhibit A.

         "Bankruptcy Code" shall mean The Bankruptcy Code of 1978, as amended and in effect from time to time (11 U.S.C. ss.101 et seq.).

         "Borrower" means either a Qualified Franchisee Borrower or a Franchisee Borrower, as the case may be.

         "Borrower Rate" shall mean, with respect to each Loan, the Prime Rate per annum plus any additional margin per annum specified for such Loan by Sponsor in the applicable Funding Approval Notice, such margin not to exceed ten percent (10.0%) per annum; provided that, at no time may there be more than two different Borrower Rates applicable to the Franchisee Loans or more than two different Borrower Rates applicable to the Qualified Franchisee Loans.

         "Borrower Status Report" shall have the meaning set forth in Section 3.3(b) hereof.

         "Business Day" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in Atlanta, Georgia or New York, New York and, if the applicable Business Day relates to Adjusted LIBOR, on which trading is not carried on by and between banks in the London interbank market.

         "Cash Collateral Account" shall have the meaning set forth in Section 9.1.

         "Change in Control" shall mean (i) any person or group of persons (other than the Loudermilk Family) (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said
Act) of 50% or more in voting power of the outstanding Voting Stock of the Sponsor or (ii) members of the Board of Directors of the Sponsor on the date hereof, plus any additional members of such Board whose nomination for election or election to such Board is recommended or approved by the then current members of such Board or by Robert Charles Loudermilk, Sr., shall at any time fail to constitute a majority of such Board.

         "Change in Control Date" shall mean a date on which a Change in Control occurs.

         "Closing Date" means, for any Loan, the date upon which the Loan Documents with respect to such Loan are executed and delivered and the Loan Commitment is established thereunder.

         "Collateral" means property of a Borrower subject to a security interest or lien which secures Advances outstanding pursuant to a Loan Commitment, which shall include all accounts receivable, inventory, Rental/Purchase Contracts and other business assets of the Borrower and all property and assets of any Personal Guarantor subject to such a security interest or lien in favor of the Servicer as security for obligations pursuant to a Personal Guaranty.

         "Collateral Agreement" means an agreement executed by a Borrower and any other Persons primarily or secondarily liable for all or part of the Loan or granting a security interest to the Servicer in specified Collateral as security for such Loan, including without limitation, the Loan and Security Agreement and any Personal Guaranties.

         "Commitments" means collectively, the Franchisee Commitment and the Qualified Franchisee Commitment.

         "Commitment Fee" shall have the meaning set forth in Section 2.5.

         "Commitment Termination Date" shall have the meaning set forth in
Section 2.1(a).

         "Consolidated Companies" shall mean, collectively, Sponsor and all of its Subsidiaries.

         "Consolidated Net Worth" shall mean, as of the date of determination, the Sponsor's total shareholders' equity, determined on a consolidated basis in accordance with GAAP.

         "Credit Event" shall have the meaning set forth in Article VIII of this Agreement.

         "Credit Parties" shall mean, collectively, each of the Sponsor and the Guarantors.

         "Defaulted Borrower" means a Borrower under a Defaulted Loan.

         "Defaulted Loan" means a Loan evidenced by Loan Documents under the terms of which exist one or more Loan Defaults which have not been cured or waived as permitted herein.

         "Dollar" and "U.S. Dollar" and the sign "$" shall mean lawful money of the United States of America.

         "Effective Date" means the date upon which all conditions precedent to the effectiveness of this Agreement have been satisfied.

         "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof having total assets in excess of $1,000,000,000.00 or any commercial finance or asset-based lending Affiliate of any such commercial bank and (ii) any Participant.

         "Environmental Laws" shall mean all federal, state, local and applicable foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (a) the Clean Air Act (42 U.S.C. ss. 7401 et seq.), (b) the Clean Water Act (33 U.S.C. ss. 1251 et seq.), (c) the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), (d) the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), (e) the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. ss. 9601 et seq.), and (f) all applicable national and local laws or regulations with respect to environmental control.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time, and any regulations promulgated thereunder.

         "ERISA Affiliate" shall mean, with respect to any Person, each trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

         "Executive Officer" shall mean, with respect to any Person, the President, Vice Presidents, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties.

         "Existing Facility Agreement" shall have the meaning set forth in the recitals hereof.

         "Existing Loan Agreement" shall mean that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 5, 1995, by and among Sponsor, STBA, individually and as agent, and the other lenders named therein, as amended, modified or supplemented from time to time.

         "Facility" shall mean either the loan facility established pursuant to the Franchisee Commitment or the loan facility established pursuant to the Qualified Franchisee Commitment, as the case may be.

         "Facility Fee" shall have the meaning set forth in Section 2.4.

         "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day that is a Business Day, the average quotations for the day of such transactions received by the Servicer from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" shall mean that certain letter agreement dated as of even date herewith, by and between the Sponsor and the Servicer, setting forth certain fees applicable to the loan facility described herein, either as originally executed or as hereafter amended or modified.

         "Final Termination Date" shall mean the date which is ninety (90) days after the last Maturity Date of the Loans established hereunder.

         "Financing Statement" means, with respect to a Loan, a document which among other things, describes the Borrower and the Collateral, the proper filing of which perfects a security interest in the Collateral described therein under the laws of the state in which such document is filed.

         "Franchise Agreement" means the written agreement between Sponsor and a Franchisee whereby the Franchisee is authorized to establish an "Aaron's Rental Purchase" franchise.

         "Franchisee Borrower" shall mean a Franchisee who is primarily liable for repayment of a Franchisee Loan as a result of having executed Loan Documents as maker, or its permitted assignee.

         "Franchisee Commitment" shall have the meaning set forth in Section 2.1(a).

         "Franchisee Loan" shall mean a loan extended to a Franchisee Borrower pursuant to the Franchisee Commitment.

         "Franchisee Loan Agreement" shall mean a Line of Credit and Security Agreement setting forth the terms and conditions, as between a Franchisee Borrower and the Servicer, under which the Servicer has established a Loan Commitment to make Advances to the Franchisee Borrower pursuant to the Franchisee Commitment, substantially in the form of Exhibit B.

         "Franchisee Loan Program" shall mean that transaction evidenced by (i) this Agreement wherein the Sponsor has guaranteed, to the extent set forth herein, certain obligations of Franchisees of the Sponsor, and (ii) the other "Operative Documents" (as such term is defined herein) executed by the Consolidated Companies in connection herewith and therewith.

         "Franchisee Master Note" shall mean that certain Master Note, executed by a Franchisee Borrower in favor of the Servicer, evidencing such Franchisee Borrower's obligation to repay all Advances made to it pursuant to a Franchisee Loan Commitment, substantially in the form of Exhibit C.

         "Funded Debt" shall mean all indebtedness for money borrowed, plus purchase money mortgages, capitalized leases, conditional sales contracts and similar title retention debt instruments (including any current maturities of such debt) which by its terms matures more than one year from the date of the calculation hereof and/or which is renewable or extendable for such a period.

         "Funded Debt Ratio" shall mean, as to the Sponsor for any period, a ratio of (i) its Funded Debt to (ii) the sum of its net income before income taxes, plus interest expense for such period.

         "Funded Franchisee Participant's Interest" means the aggregate outstanding amount of Advances made by a Participant hereunder with respect to the Franchisee Loans, and shall include, with respect to STBA, the aggregate outstanding amount of Swing Line Advances made with respect to Franchisee Loans.

         "Funded Qualified Franchisee Participant's Interest" means the aggregate outstanding amount of Advances made by a Participant hereunder with respect to the Qualified Franchisee Loans, and shall include, with respect to STBA, the aggregate outstanding amount of Swing Line Advances made with respect to Qualified Franchisee Loans.

         "Funded Participant's Interest" means, with respect to any Participant, the sum of such Participant's Funded Franchisee Participant's Interest plus such Participant's Funded Qualified Franchisee's Participant's Interest.

         "Funding Approval Notice" means a written notice to the Servicer from Sponsor setting forth the conditions of a proposed Loan Commitment, consistent with the requirements therefor as set forth in this Agreement, and containing such information and in substantially such form as shall be agreed to by Servicer and Sponsor pursuant to the Servicing Agreement.

         "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or, if no such statements are promulgated, then such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "Guaranteed Obligations" means the aggregate amount of the Loan Indebtedness outstanding under the Loan Documents to include, without limitation
(i) all principal, interest and commitment fees due with respect to all Loans, including post-petition interest in any proceeding under federal bankruptcy laws, (ii) all fees, expenses, and amounts payable by any Borrower for reimbursement or indemnification under the terms of the Loan Agreement or any other Loan Document executed in connection with the Loan to such Borrower, (iii) all amounts advanced by Servicer to protect or preserve the value of any security for the Loans, and (iv) all renewals, extensions, modifications, and refinancings (in whole or in part) of any of the amounts referred to in clauses (i) and (ii) above).

         "Guarantors" shall mean collectively, Aaron Investment Company and all other subsidiaries of the Sponsor that from time to time become parties to the Guaranty Agreement and their respective successors and permitted assigns.

         "Guaranty Agreement" means the Guaranty Agreement executed by each of the Subsidiaries of the Sponsor in favor of the Servicer and the Participants, substantially in the form of Exhibit D, as the same may be amended, restated or supplemented from time to time

         "Hazardous Substances" shall have the meaning assigned to that term in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986.

         "LIBOR" shall mean, for each Payment Period, the offered rate for deposits in U.S. Dollars, for a period of one month and in an amount comparable to the aggregate outstanding Funded Participant's Interests as of the first day of such Payment Period, appearing on Telerate Page 3750 as of 11:00 A.M. (Atlanta, Georgia time) on such date. If two or more of such rates appear on Telerate Page 3750, the rate for that Payment Period shall be the arithmetic mean of such rates. If the foregoing rate is unavailable from Telerate Page 3750 for any reason, then such rate shall be determined by the Servicer from the Reuters Screen LIBO Page or, if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Servicer to Sponsor; in any such case rounded, if necessary, to the next higher 1/100 of 1.0%, if the rate is not such a multiple.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, charge, hypothecation, assignment, deposit arrangement, title retention, preferential property right, trust or other arrangement having the practical effect of the foregoing (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial revenue bonds or pollution control revenue bonds, and the filing of or agreements to give any financing statement under the Uniform Commercial Code of any jurisdiction).

         "Loan" means either a Franchisee Loan or a Qualified Franchisee Loan, as the case may be.

         "Loan Commitment" means the committed amount of the loan facility established by the Servicer in favor of any Borrower in the amount not exceeding, and upon the terms described in, the applicable Funding Approval Notice and the applicable Loan Documents, which Loan Commitment may be either a Franchisee Loan Commitment or a Qualified Franchisee Loan Commitment.

         "Loan Agreement" means either a Franchisee Loan Agreement or a Qualified Franchisee Loan Agreement as the case may be.

         "Loan Default" means an occurrence with respect to a Loan which is defined by the applicable Loan Documents to be an event of default (including but not limited to a Loan Payment Default).

         "Loan Documents" means the Loan Agreement, the Master Note, any Personal Guaranty, any Spousal Consent, the Collateral Agreements, any other documents relating to the Loan delivered by any Borrower or any guarantor or surety thereof to the Servicer and any amendments thereto (provided that such amendments are made with the consent of Sponsor, where such consent is required under this Agreement).

         "Loan Indebtedness" means all amounts due and payable by a Borrower under the terms of the Loan Documents for a given Loan, including, without limitation, outstanding principal, accrued interest, any commitment fees, and all reasonable costs and expenses of any legal proceeding brought by the Servicer to collect any of the foregoing (including without limitation, reasonable attorneys' fees actually incurred).

         "Loan Payment Default" means the failure of a Borrower to make a payment of principal, accrued interest thereon or any other amounts, within the cure period following the due date therefor, as provided under the applicable Loan Documents.

         "Loan Term" means the prescribed term of the Loan Commitment to any Borrower as documented in the applicable Loan Documents and any term out period thereafter, such term not to exceed, (x) in the case of Franchisee Loan Commitment, one (1) year subject to extension in accordance with the terms of the applicable Franchisee Loan Agreement, plus an additional 18 months thereafter and (y) in the case of a Qualified Franchisee Loan Commitment, four
(4) years.

         "Loudermilk Family" shall mean, collectively, Robert Charles Loudermilk, Sr., his spouse, his children, his grandchildren and any trust which may be now or hereafter established for the sole benefit of any of the foregoing persons.

         "Margin Regulations" shall mean Regulation G, Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

         "Master Note" means either a Franchisee Master Note or a Qualified Franchisee Master Note, as the case may be.

         "Materially Adverse Effect" shall mean any materially adverse change in
(i) the business, results of operations, financial condition, assets or prospects of the Sponsor and its Subsidiaries, taken as a whole, (ii) the ability of the Sponsor to perform its obligations under this Agreement, or (iii) the ability of the Guarantors (taken as a whole) to perform their respective obligations under the Guaranty Agreement.

         "Maturity Date" means, with respect to any Loan, the date set forth under the applicable Loan Documents when the related Loan Commitment has terminated and all principal and interest with respect to such Loan shall become due and payable in full; provided that, each Maturity Date shall be a Payment Date.

         "Maximum Amount" shall have the meaning set forth in Section 10.2 hereof.

         "Maximum Commitment Amount" shall mean, $40,000,000, as such amount may be reduced pursuant to Section 2.8, Section 2.9 or Section 15.2 hereof.

         "Maximum Qualified Franchisee Recourse Amount" shall mean $7,500,000, as reduced by any amounts paid by Sponsor pursuant to Section 10.3(c) hereof.

         "Merchandise" means goods distributed or sold to Franchisees through Sponsor.

         "Minimum Purchase Price" shall mean, with respect to any Qualified Franchisee Loan, the lesser of (x) the outstanding Loan Indebtedness thereof and
(y) the sum of (i) Qualified Franchisee Borrowing Base in effect on the date of the occurrence of the relevant Loan Default, or if greater, during the month preceding the date of the occurrence of the relevant Loan Default, plus (ii) all advances made between the date that such borrowing base is reported to the Servicer by the Sponsor and the date which is two Business Days thereafter.

         "Monthly Deposit Amount" shall have the meaning set forth in Section
9.1 hereof.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Opening Date" shall mean, with respect to each store location, the date determined by the Sponsor to be the opening date of such location in accordance with its standard practice, as notified to the Lender in accordance with the terms hereof.

         "Operative Documents" shall mean this Agreement, the Guaranty Agreement, the Servicing Agreement, the Fee Letter and any other documents delivered by Sponsor or any Guarantor to the Servicer or the Participants in connection herewith or therewith.

         "Participant" shall mean STBA, the other lending institutions listed on the signature pages hereof and each assignee thereof, if any, pursuant to the terms hereof.

         "Participating Commitment" shall mean the amount set forth opposite each Participant's name on the signature pages hereof, as such amount may be modified by assignment pursuant to the terms hereof; provided that, following the termination of the Commitments, each Participant's Participating Commitment shall be deemed to be its Pro Rata Share of the aggregate Loan Commitments.

         "Participant Funding" shall mean a funding by the Participants of their Pro Rata Share of Loans outstanding under either or both Facilities.

         "Participant's Interest" shall have the meaning set forth in Section
2.2.

         "Participant's Unused Commitment" shall mean, with respect to any Participant, the difference between such Participant's Participating Commitment and such Participant's Funded Participant's Interest.

         "Participation Certificate" shall mean, a certificate issued by the Servicer to a Participant, substantially in the form of Exhibit E attached hereto, evidencing such Participant's ownership interest conveyed hereunder.

         "Payment Date" means the 20th day of each calendar month, provided, however, if such day is not a Business Day, the next succeeding Business Day.

         "Payment Period" shall mean a period of one (1) month; provided that
(i) the first day of a Payment Period must be a Business Day, (ii) any Payment Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (iii) the first Payment Period hereunder shall commence on the date hereof and shall end on the last day of the next succeeding calendar month and (iv) the first day of any succeeding Payment Period shall be the last day of the preceding Payment Period and shall end on the last day of the next succeeding calendar month.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Person" shall mean any individual, partnership, firm, corporation, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

         "Personal Guaranty" shall mean any guaranty from a principal of a Borrower substantially in the form attached to the Servicing Agreement.

         "Plan" shall mean any "employee benefit plan" (as defined in Section 3(3) f ERISA), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits.

         "Pro Rata Share" shall mean, with respect to each of the Participants, the percentage designated as such Participant's Pro Rata Share on the signature pages hereof, as such percentage may change from time to time as a result of assignments or amendments pursuant to this Agreement.

         "Qualified Franchisee" shall mean a Franchisee which (x) has been a Franchisee for a period of at least 18 months; (y) has had at least two Aaron Rent's stores open for a minimum of 12 months; and (z) has at least four Aaron Rent's stores open or under executed area development agreements.

         "Qualified Franchisee Borrower" shall mean a Qualified Franchisee who is primarily liable for repayment of a Qualified Franchisee Loan as a result of having executed Loan Documents as maker, or its permitted assignee.

         "Qualified Franchisee Borrowing Base" shall mean, with respect to each Qualified Franchisee Loan, on any date of determination, an amount equal to 5.5 multiplied by the sum of (x) the average monthly Rental Revenue for the three most recently ended calendar months from any and all franchisee stores operated by the relevant Borrower where at least 12 calendar months have elapsed since the Opening Date of each such store, plus (y) with respect to all other franchisee stores of such Borrower, the Rental Revenue from the most recently ended calendar month, as reported to Servicer by Sponsor pursuant to Section
2.10 of the Servicing Agreement.

         "Qualified Franchisee Commitment" shall have the meaning set forth in
Section 2.1(b).

         "Qualified Franchisee Loan" shall mean a loan extended to a Qualified Franchisee Borrower pursuant to the Qualified Franchisee Commitment.

         "Qualified Franchisee Loan Agreement" shall mean a Line of Credit and Security Agreement setting forth the terms and conditions, as between a Qualified Franchisee Borrower and the Servicer, under which the Servicer has established a Loan Commitment to make Advances to the Qualified Franchisee Borrower pursuant to the Qualified Franchisee Commitment, substantially in the form of Exhibit F.

         "Qualified Franchisee Master Note" shall mean that certain Master Note, executed by a Qualified Franchisee Borrower in favor of the Servicer, evidencing such Qualified Franchisee Borrower's obligation to repay all Advances made to it pursuant to a Qualified Franchisee Loan Commitment, substantially in the form of Exhibit G.

         "Quarterly Date" shall have the meaning set forth in Section 2.5.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

         "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal (including the abandonment or discarding of barrels, containers, or other closed receptacles), discharge, dispersal, leaching or migration into the indoor or outdoor Environment or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, ground water or property.

         "Remedial Action" means all actions reasonably necessary, whether voluntary or involuntary, to (a) clean up, remove, treat or in any other way adjust Hazardous Substances in the indoor or outdoor Environment; (b) prevent the Release or further movement of Hazardous Substances so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor Environment; or (c) perform remedial studies, investigations, restoration and post-remedial studies, investigations and monitoring on, about or in the Property, assets, equipment or facilities

         "Rental Revenue" means, with respect to any Borrower for any period, the gross revenues of such Borrower from rentals to the public of such Borrower's furniture inventory and rental equipment, including without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient funds fees, reinstatement fees, but excluding all retail sales proceeds and sales taxes.

         "Rental/Purchase Contract" means a contract between a Franchisee and a customer to rent Merchandise (and which may included purchase options).

         "Reportable Event" shall have the meaning assigned to such term in ERISA.

         "Required Participants" shall mean at any time, the Participants holding at least 66 2/3% of the sum of (x) aggregate Funded Participant's Interests, plus (y) the Participant's Unused Commitments, or, following the termination of the Commitments and the Loan Commitments, the Participants holding at least 66 2/3% of the aggregate outstanding Funded Participant's Interests at such time.

         "Requirement of Law" for any person shall mean the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Response Period" means, with respect to Franchisee Loans, a period of seventy (70) days commencing on the day next succeeding the day on which the Sponsor receives a notice from the Servicer of a Loan Default, and, with respect to Qualified Franchisee Loans, a period of five (5) Business Days commencing on the day next succeeding the day on which the Sponsor receives a notice from the Servicer of a Loan Default; provided that, no Response Period shall extend beyond the Final Termination Date.

         "Reuters Screen" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

         "Servicing Agreement" shall have the meaning set forth in the recitals hereof.

         "Servicing Fee" shall mean the fee payable to the Servicer pursuant to the terms of the Servicing Agreement.

         "Servicing Report" shall have the meaning set forth in Section 3.3.

         "Servicer" shall mean SunTrust Bank, Atlanta and its successors and assigns.

         "Sponsor's Fee" shall have the meaning set forth in the Servicing Agreement.

         "Spousal Consent" shall mean a consent of the spouse of a Person executing a Personal Guaranty, substantially in the form attached to the Servicing Agreement.

         "Subordinated Debt" shall have the meaning set forth in Section 10.8.

         "Subsidiary" shall mean, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

         "Swing Line Advances" shall have the meaning set forth in Section 2.3 hereof.
                                       14

         "Synthetic Lease Documents" shall mean, collectively, the Master Agreement, dated as of September 30, 1996, among the Sponsor, SunTrust Banks, Inc., as lessor (the "Lessor"), SunTrust Bank, Atlanta and SouthTrust Bank of Georgia, N.A., as lenders, and SunTrust Bank, Atlanta, as agent, the Lease Agreement, dated as of September 30, 1996, between the Lessor and the Sponsor and any supplements thereto, the Construction Agency Agreement, dated as of September 30, 1996, among the Lessor and the Sponsor, the Guaranty, dated as of September 30, 1996, executed by the Sponsor in favor of the Funding Parties (as defined therein), and any and all Security Agreements and Assignments (Construction Contract, Architect's Agreement, Permits, Licenses and Governmental Approvals, and Plans and Specifications and Drawings) executed from time to time by the Sponsor in favor of the Lessor, and any modifications of or replacements for any or all of the foregoing.

         "Tax Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

         "Taxes" shall mean any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

         "Telerate" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

         "Unmatured Credit Event" shall mean any condition or event which, with notice or the passage of time or both, would constitute a Credit Event.

         "Voting Stock" shall mean securities of any class or classes, the holders of which are entitled to elect all of the corporate directors (or Persons performing similar functions).

1.2      Accounting Terms and Determination.

         Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with, GAAP.

1.3      Other Definitional Terms.

         The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

1.4      Exhibits and Schedules.

         All Exhibits and Schedules attached hereto are by reference made a part hereof.


                             2.       LOAN FACILITY

2.1      Establishment of Commitments; Terms of Loans.

                  (1) Franchisee Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the other Operative Documents, and in reliance upon the guaranty and other obligations of the Sponsor set forth herein, the Servicer hereby establishes a commitment to the Sponsor to establish Franchisee Loan Commitments and to make Advances thereunder to such Franchisees as may be designated by the Sponsor in its Funding Approval Notices during a period commencing on the date hereof and ending on January 19, 1999 (as such period may be extended for one or more subsequent 364- day periods pursuant to
         Section 2.9 hereof, the "Commitment Termination Date") in an aggregate committed amount at any one time outstanding not to exceed FORTY MILLION AND NO/100 DOLLARS ($40,000,000) (the "Franchisee Commitment"); provided that, notwithstanding any provision of this Agreement to the contrary, at no time shall the sum of aggregate committed amounts of all Loan Commitments outstanding pursuant to the Commitments, or, following the termination of any such Loan Commitment, Advances outstanding thereunder, exceed the Maximum Commitment Amount.

                  (2) Qualified Franchisee Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the other Operative Documents, and in reliance upon the guaranty and other obligations of the Sponsor set forth herein, the Servicer hereby establishes a commitment to the Sponsor to establish Qualified Franchisee Loan Commitments and to make Advances thereunder to such Qualified Franchisees as may be designated by the Sponsor in its Funding Approval Notices during a period commencing on the date hereof and ending on the Commitment Termination Date in an aggregate committed amount at any one time outstanding not to exceed TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) (the "Qualified Franchisee Commitment"); provided that, notwithstanding any provision of this Agreement to the contrary, at no time shall the sum of aggregate committed amounts of all Loan Commitments outstanding pursuant to the Commitments, or, following the termination of any such Loan Commitment, Advances outstanding thereunder, exceed the Maximum Commitment Amount.

                  (3) Authorization of Loan Commitments Pursuant to Franchisee Commitment; Loan Terms. Within the limits of the Franchisee Commitment and in accordance with the procedures set forth in this Agreement and the Servicing Agreement, the Sponsor may authorize the Servicer to establish a Loan Commitment pursuant to the Franchisee Commitment in favor of a Franchisee who meets the credit criteria established by the Sponsor. The amount of each Loan Commitment shall be determined by the Sponsor but shall not be less than $100,000 for any Franchisee. Pursuant to the Loan Commitment, the Servicer shall agree to make Advances to each Borrower thereunder. Each Loan shall bear interest at the Borrower Rate designated by Sponsor in the applicable Funding Approval Notice, and interest shall be payable on each Payment Date and on the Maturity Date of such Loan when all principal and interest shall be due and payable in full. Each Loan may be prepaid in full or in part on any Business Day, without premium or penalty. Each Loan Commitment shall be evidenced by a Franchisee Loan Agreement and Franchisee Note substantially in the forms attached hereto. The Loan Term of each Franchisee Loan Commitment shall be, initially, one year, but shall automatically renew unless terminated by ninety (90) days prior written notice by Servicer prior to the first anniversary date and may thereafter be terminated at any time by Servicer upon ninety (90) days prior written notice by Servicer; provided that the amounts outstanding thereunder shall be allowed to term out over an additional 18 month period as provided below. The proceeds of each advance made pursuant to the Franchisee Loan Commitment shall be used solely to purchase inventory. At the end of each month, the aggregate advances made to each Franchisee Borrower during such month (net of any prepayments) shall be amortized (in accordance with a straight-line amortization schedule) over an 18 month period. In the event that the Franchisee Loan Commitment of such Franchisee Borrower is terminated by the Servicer as provided above, the Franchisee Borrower shall continue to amortize all outstanding advances over the 18 month amortization period provided above (in accordance with a straight-line amortization schedule). In the event that the Franchisee Borrower terminates the Franchisee Loan Commitment upon ninety (90) days notice to the Servicer, however, all amounts advanced to such Franchisee Borrower shall be due and payable in full on the termination date, together with all accrued and unpaid interest thereon. With respect to each Franchisee Loan Agreement executed after the Effective Date (other than a Franchisee Loan Agreement executed by a Borrower under the Existing Facility Agreement), the Borrower shall agree to pay a commitment fee on the unused Loan Commitment in an amount to be determined by the Sponsor but in any event not to exceed 0.5% per annum, such commitment fee to be paid quarterly, in arrears.

                  (4) Authorization of Loan Commitments Pursuant to Qualified Franchisee Commitment; Loan Terms. Within the limits of the Qualified Franchisee Commitment and in accordance with the procedures set forth in this Agreement and the Servicing Agreement, the Sponsor may authorize the Servicer to establish a Loan Commitment pursuant to the Qualified Franchisee Commitment in favor of a Qualified Franchisee who meets the credit criteria established by the Sponsor. The amount of each Loan Commitment shall be determined by the Sponsor but shall not be less than $100,000 for any Qualified Franchisee and shall not be greater than $3,500,000. Pursuant to the Loan Commitment, the Servicer shall agree to make Advances to the Borrower thereunder. Each Loan shall bear interest at the Borrower Rate designated by Sponsor in the applicable Funding Approval Notice, and interest shall be payable on each Payment Date and on the Maturity Date of such Loan when all principal and interest shall be due and payable in full. Each Loan may be prepaid in full or in part on any Business Day, without premium or penalty. The Loan Term of each Qualified Franchisee Loan shall not exceed four years. Each Qualified Franchisee Borrower shall agree to pay a commitment fee on the unused Loan Commitment in an amount to be determined by the Sponsor but in any event not to exceed 0.5% per annum, such commitment fee to be paid quarterly, in arrears. At no time, except as otherwise provided in the form of Qualified Franchisee Loan Agreement attached hereto, shall the aggregate outstanding principal amount of any and all Qualified Franchisee Loans made to any Borrower exceed the Qualified Franchisee Borrowing Base of such Borrower as in effect at such time.

                  (5) Conditions to Obligation of Servicer to Establish Loan Commitments. Servicer's obligation to establish each Loan Commitment under the Operative Documents is subject to the fulfillment of the following conditions as of the Closing Date of such Loan:

                           (2) this Agreement and each of the other Operative Documents shall be in full force and effect;

                           (3) the representations and warranties of the Sponsor contained in Article 5 hereof shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Closing Date of such Loan;

                           (4) the Servicer shall have received a Funding Approval Notice from the Sponsor authorizing such Loan Commitment;

                           (5) all precedents and conditions to the Loan Commitment specified in the Servicing Agreement, together with such additional precedents and conditions as may, at Sponsor's election, be included in the applicable Funding Approval Notice, shall have been completed to the Servicer's reasonable satisfaction; and
                                       18

                           (6) no Credit Event, Unmatured Credit Event, Change of Control or Wind-Down Event shall have occurred and be continuing.

2.2      Conveyance of Participant's Interest.

                  (1) The Servicer hereby sells, assigns, transfers and conveys to the Participants, without recourse or warranty, and each Participant hereby purchases from the Servicer, an undivided percentage ownership interest (which percentage shall be equal to each Participant's Pro Rata Share) in (i) the Commitments, (ii) the Loan Commitments, (iii) the Loans, (iv) the Collateral, (v) all rights against any guarantor of any Loan, including the Sponsor, (vi) the Loan Documents; (vii) all rights pursuant to the Guaranty Agreement and (viii) all right, title and interest to any payment or right to receive payment with respect to the foregoing (collectively, the "Participant's Interest"). Notwithstanding the foregoing, each Participant's right to receive payments of interest, commitments fees or other fees with respect to the Commitment, the Loan Commitments and the Loans shall not exceed the amounts which such Participant is entitled to receive pursuant to the terms of this Agreement.

                  (2) In consideration of the entry by each Participant into this Agreement and the obligation of each Participant hereunder, the Servicer shall issue to each Participant on the Closing Date, a Participation Certificate. Each Participation Certificate shall be in the amount of the relevant Participant's Participating Commitment, and the Funded Participant's Interest outstanding thereunder shall bear interest as hereinafter set forth and shall be payable as hereinafter set forth.

                  (3) In accordance with the terms and conditions hereof, and in consideration of the sale of the Participant's Interest to such Participant, each Participant severally agrees from time to time, during the period commencing on the Effective Date and ending on the Final Termination Date, to fund its Pro Rata Share of outstanding Loans made by the Servicer to the Borrowers in an aggregate amount at any one outstanding not to exceed such Participant's Participating Commitment (subject to each Participant's obligations pursuant to Section 2.3(d) hereof).

2.3      Funding of Advances; Swing Line; Funding of Participant's Interest in
         Loans.

                  (a) Funding of Advances. The Servicer shall fund Advances requested by the Borrowers pursuant to the terms of the Loan Documents in accordance with the terms of the applicable Loan Documents and the Servicing Agreement. On the date of any such funding, the Servicer shall elect whether or not to require the Participants to fund their respective Pro Rata Share of such Advance or Advances to be made on such date. In the event that the Servicer elects not to require the Participants to fund their Pro Rata Share of the Advances on such date, the Servicer shall make such Advance (each, a "Swing Line Advance") to the Borrower for the account of the Servicer; provided that, the aggregate amount of Swing Line Advances outstanding on any date shall not exceed $5,000,000 and further provided that the sum of (x) the aggregate outstanding Swing Line Advances plus (y) the aggregate outstanding Funded Participant's Interests (exclusive of the Swing Line Advances) shall not exceed the Maximum Commitment Amount. If (i) any Credit Event, Change of Control or Wind Down Event shall have occurred, (ii) after giving effect to any requested Advance, the aggregate Swing Line Advances outstanding hereunder would exceed $5,000,000, or (iii) the Servicer otherwise determines in its sole discretion to request a Participant Funding hereunder, then the Servicer shall notify the Participants pursuant to subsection (b) requesting a Participant Funding.

                  (b) Notification of Participant Funding. In the event that the Servicer desires that the Participants fund their respective Pro Rata Shares of Advances or Loans made or outstanding pursuant to the Loan Documents, the Servicer shall deliver written or telecopy notice to the Participants (or telephonic notice promptly confirmed in writing or by telecopy) (a "Participant Funding Request") by no later than 10:00 a.m. (Atlanta, Georgia time) on the date which is the requested date of the Participant Funding which shall specify (x) the date of the Participant Funding, which shall be a Business Day, and (y) each Participant's Pro Rata Share of the Loans outstanding to be funded in connection with such Participant Funding.

                  (c) Each Participant shall make its Participant Funding in the amount of its Pro Rata Share on the proposed date thereof by wire transfer of immediately available funds to the Servicer in Atlanta, Georgia by not later than 2:00 P.M. (Atlanta, Georgia time). Unless the Servicer shall have received notice from a Participant prior to the date of any Participant Funding that such Participant will not make available to the Servicer such Participant's Pro Rata Share of such Participant Funding, the Servicer may assume that the Participant has made such portion available to the Servicer on the date of such Participant Funding in accordance with this subsection (c) and the Servicer may, in reliance on such assumption, make available to the Borrowers a corresponding amount or credit the same to Swing Line Advances. If and to the extent that such Participant shall not have made such portion available to the Servicer, such Participant and the Sponsor shall severally agree to repay the Servicer forthwith (on demand in the case of the Participant and within three (3) days of such demand in the case of the Sponsor), without duplication, such amount with interest at the Federal Funds Rate plus 2% per annum and, until such time as such Participant has repaid to the Servicer such amount, such Participant shall (i) have no right to vote regarding any issue on which voting is required or advisable under this Agreement or the other Operative Documents, and (ii) shall not be entitled to receive any payments of interest, fees or repayment of the principal amount of such Advance which the Participant has failed to pay to the Servicer. If such Participant shall repay to the Servicer such amount, then such amount shall constitute part of such Participant's Funded Participant's Interest.

                  (d) Each Participant's obligations to fund its Pro Rata Share of any requested Participant Funding shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense, or other right which such Participant may have against the Servicer, the Sponsor, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence of any Credit Event, Unmatured Credit Event, Change of Control or Wind Down Event, (iii) the occurrence of any Loan Default, (iv) any adverse change in the condition (financial or otherwise) of the Sponsor or any other Credit Party or any Borrower,
         (v) the acceleration or maturity of any Loan or the Sponsor's obligations hereunder or the termination of the Commitment, Loan Commitment or the Participating Commitments after the making of any Swing Line Advance, (vi) any breach of this Agreement by the Sponsor or any other Participant, or (vii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (e) Notwithstanding the foregoing provisions of this Section 2.3, no Participant shall be required to fund its Pro Rata Share of any requested Participant Funding for purposes of refunding a Swing Line Advance pursuant to subsection (d) above if a Loan Default with respect to the relevant Loan has occurred and is continuing and, prior to the making by the Servicer of such Swing Line Advance, the Servicer had received written notice from Sponsor, the relevant Borrower or any Participant specifying that such Loan Default had occurred and was continuing (and identifying the same as a Loan Default, as the case may be) which has not been cured or waived; provided that, in the case of a Loan Default arising from an Unmatured Credit Event or Credit Event where the Participants are not pursuing remedies, the Participants will be obligated to fund their respective Pro Rata Shares of Swing Line Advances as long as the aggregate amount of such Swing Line Advances does not exceed $2,000,000.

2.4      Facility Fee.

                  On the Effective Date, the Sponsor shall pay to the Servicer, for the ratable benefit of the Participants (other than STBA), a facility fee (the "Facility Fee") equal to one quarter of one percent (0.25%) of the Participating Commitment of each such Participant and the Servicer shall remit such amount to the Participants on such date if received by 2:00 p.m. (Atlanta, Georgia time) and if received after such time, on the next Business Day.

2.5      Commitment Fees.

                  (1) Each Participant will receive from amounts paid by the Borrowers under the Loan Documents and the Sponsor under the Operative Documents, a commitment fee (the "Commitment Fee") with respect to the average daily amount of each Participant's Unused Commitment, for the period commencing on the Effective Date and ending on the Final Termination Date, or such earlier date as the Participating Commitment shall expire or terminate, equal to 0.125% per annum, such Commitment Fee to be payable in arrears on each third Payment Date (a "Quarterly Date") commencing on April 20, 1998, for the preceding Payment Period, calculated on the basis of a 360-day year and the actual number of days elapsed.

                  (2) All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Participants by the Servicer from amounts received from the Borrowers and Sponsor.

                  (3) In the event that the commitment fees received by the Servicer from the Borrowers and the Sponsor are not sufficient on any Quarterly Date to pay the Commitment Fees to the Participants required pursuant hereto, the Sponsor shall, upon demand of the Servicer, immediately fund such difference to the Servicer (with such payment allocated to specific Loan Payment Defaults as agreed by Sponsor and Servicer, if applicable) and either, at the election of the Sponsor,
         (x) the Sponsor shall be reimbursed by the Servicer upon receipt of such amount from the Borrower, (y) the Loan Indebtedness shall be deemed to be reduced by such amount for purposes of a repayment or purchase of such Defaulted Loan by Sponsor in accordance with the terms of this Agreement or (z) if elected by Sponsor and if such amount is sufficient to cure any Loan Payment Default such amount shall be deemed to have satisfied Sponsor's obligation to cure such Loan Payment Default hereunder.

2.6      Interest on Funded Participant's Interest.

                  (a) Funded Franchisee Participant's Interest. Subject to the provisions of Section 2.7, each Participant's Funded Franchisee Participant's Interest shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at rate per annum equal to the Adjusted LIBO Rate for the Payment Period in which such Funded Franchisee Participant's Interest is outstanding (with the Adjusted LIBO Rate applicable to all amounts outstanding during any Payment Period being automatically reset on the first day of each Payment Period regardless of the date of any Participant Funding hereunder) plus an additional one and one quarter of one percent (1.25%) per annum.

                  (b) Funded Qualified Franchisee Participant's Interest. Subject to the provisions of Section 2.7, each Participant's Funded Qualified Franchisee Participant's Interest shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at rate per annum equal to the Adjusted LIBO Rate for the Payment Period in which such Funded Qualified Franchisee Participant's Interest is outstanding (with the Adjusted LIBO Rate applicable to all amounts outstanding during any Payment Period being automatically reset on the first day of each Payment Period regardless of the date of any Participant Funding hereunder) plus an additional one and one half of one percent (1.50%) per annum.

                  (c) Payment of Interest. Interest on each Participant's Funded Participant's Interest shall be payable by the Servicer to the Participants on each Payment Date from interest payments received on the Loans under such Facility on such Payment Date for the preceding Payment Period and other amounts received by the Servicer hereunder.

                  (d) Sponsor's Obligation. In the event that the interest received by the Servicer on any Payment Date is not sufficient to pay the interest to the Participants required pursuant hereto, the Sponsor shall, upon demand of the Servicer, immediately fund such difference to the Servicer (with such payment allocated to specific Loan Payment Defaults as agreed by Sponsor and Servicer) and if such shortfall results from Loan Payment Defaults rather than interest rate variances, either, at the election of the Sponsor, (x) the Sponsor shall be reimbursed by the Servicer upon receipt of such amount from the applicable Borrower, (y) the Loan Indebtedness of such Borrower shall be deemed to be reduced by such amount for purposes of a repayment or purchase of such Defaulted Loan by Sponsor in accordance with the terms of this Agreement or (z) if elected by Sponsor and if such amount is sufficient to cure any Loan Payment Default, such amount shall be deemed to have satisfied Sponsor's obligation to cure such Loan Payment Default hereunder.

2.7      Default Interest.

         If any amount payable to the Servicer or the Participants by the Sponsor under the Operative Documents is not paid on the date due hereunder, such amount shall bear interest (to the extent permitted by law) for each day from such date up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate set forth in Section 2.6 for each Facility plus an additional one percent (1.0%) per annum.

2.8      Voluntary Reduction of the Unutilized Commitment .

         Upon at least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Servicer, Sponsor shall have the right, without premium or penalty, to terminate the Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce each Facility, (ii) any such termination shall apply to proportionately and permanently reduce the Participating Commitments of each of the Participants, (ii) any partial termination pursuant to this Section 2.8 shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000, and (iii) the Commitments may not be reduced if, as a result thereof, the amount of either Facility is less than the aggregate sum of all outstanding Loan Commitments pursuant to such Facility.

2.9      Extension of Commitments.

                  (a) The Sponsor may, by written notice to the Servicer (which shall promptly deliver a copy to each of the Participants), given not more than sixty (60) days prior to any anniversary of the date of this Agreement while the Commitments are effect, request that the Participants extend the then scheduled Commitment Termination Date (the "Existing Date") for an additional 364-day period. Each Participant shall, by notice to the Sponsor and the Servicer given within fifteen
         (15) Business Days after receipt of such request, advise the Sponsor and the Servicer whether or not such Participant consents to the extension request (and any Participant which does not respond during such 15-day period shall be deemed to have advised the Sponsor and the Servicer that it will not agree to such extension).

                  (b) In the event that, on the 15th Business Day after receipt of the notice delivered pursuant to subsection (a) above, all of the Participants shall have agreed to extend their respective Participating Commitments, the Commitment Termination Date shall be deemed to have been extended, effective as of the Existing Date, to the date which is 364 days thereafter.

                  (c) In the event that, on the 15th Business Day after receipt of the notice delivered pursuant to subsection (a) above, all of the Participants shall not have agreed to extend their respective Participating Commitments, the Sponsor and the Servicer shall notify the consenting Participants ("Consenting Participants") of the amount of the Participating Commitments of the non-extending Participants ("Non-Consenting Participants") and such Consenting Participants shall, by notice to the Sponsor and the Servicer given within ten (10) Business Days after receipt of such notice, advise the Servicer and Sponsor whether or not such Participant wishes to purchase all or a portion of the Participating Commitments of the Non-Consenting Participants (and any Participant which does not respond during such 10-Business Day period shall be deemed to have rejected such offer). In the event that more than one Consenting Participant agrees to purchase all or a portion of such Participating Commitments, the Sponsor and the Servicer shall allocate such Participating Commitments among such Consenting Participants so as to preserve, to the extent possible, the relative pro rata shares of the Consenting Participants of the Participating Commitments prior to such extension request. If Consenting Participants do not elect to assume all of the Participating

         Commitments of the Non-Consenting Participants, the Sponsor shall have the right, subject to the terms and conditions of Section 15.6, to arrange for one or more banks (any such bank being called a "New Participant"), to purchase the Participating Commitment of any Non-Consenting Participant. Each Non-Consenting Participant shall assign its Participating Commitment and its Participant's Interest outstanding hereunder to the Consenting Participant or New Participant purchasing such Participating Commitment in accordance with Section 15.6, in return for payment in full of all principal, interest and other amounts owing to such Non-Consenting Participant hereunder, on or before the Existing Date and, as of the effective date of such assignment, shall no longer be a party hereto, provided that each New Participant shall be subject to the approval of the Servicer (which approval shall not be unreasonably withheld). If (and only if) Participants (including New Participants) holding Participating Commitments representing at least an amount equal to the greater of (x) the sum of all outstanding Loan Commitments under both Facilities and
         (y) 85% of the aggregate Participating Commitments on the date of such extension request shall have agreed to such extension by the Existing Date (the "Continuing Participants"), then (i) the Commitment Termination Date shall be extended for an additional 364-day period and
         (ii) the Participating Commitment of any Non-Consenting Participant which has not been assigned to a Consenting Participant or a New Participant shall terminate (with the result that the amount of the Commitments shall be decreased proportionately by the amount of such Participating Commitment), and all amounts owing to such Non-Consenting Participant shall become due and payable, together with all interest accrued thereon and all other amounts owed to such Non-Consenting Participant hereunder, on the Existing Date applicable to such Participant without giving effect to any extension of the Commitment Termination Date.

2.10     Wind-Down Event.

         In the event that (i) the Commitments are not extended for any reason and the Commitment Termination Date occurs or (ii) the Maximum Qualified Franchisee Recourse Amount is, at any date of determination, less than $6,500,000 (each, a "Wind Down Event"), then (x) the Sponsor shall not have the right to request that any further Loan Commitments be established, and (y) the Servicer shall, within a reasonable period of time and in any event within thirty (30) days thereafter, give notice to each of the Franchisee Borrowers terminating the Franchisee Loan Commitments as of the date which is ninety (90) days after such notice, subject, in each case, to the right of the Franchisee Borrower to term out the amounts outstanding thereunder as set forth in Section 2.1(c); provided that, in the case of a Wind Down Event described in clause (ii) above, the Sponsor may continue to establish new Loan Commitments pursuant to the Franchisee Commitment and the Servicer shall not terminate the Franchisee Loan Commitments as provided above. The occurrence of a Wind Down Event shall not affect the obligation of
         (x) the Servicer to make Advances pursuant to existing Loan

         Commitments, (y) the Participants to fund their Participant's Interest as provided herein, or (z) the Credit Parties under the Operative Documents.

2.11     Reserve Requirements; Change in Circumstances; Change in Lending
         Offices.

                  (a) Notwithstanding any other provision herein, if, by reason of (i) after the date hereof, the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or
         (ii) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law), any reserve (including any imposed by the Federal Reserve Board), special deposit or similar requirement (including a reserve, special deposit or similar requirement that takes the form of a tax) against assets of, deposits with or for the account of, or credit extended by, any Participant's office through which it funds its obligations hereunder shall be imposed or deemed applicable or any other condition affecting its obligation to make or maintain its Funded Participant's Interest at a rate based upon the Adjusted LIBO Rate shall be imposed on any Participant or its office through which it funds its obligations hereunder or the interbank Eurodollar market; and as a result thereof there shall be any increase in the cost to such Participant of agreeing to make or making, funding or maintaining funds its obligations hereunder (except to the extent already included in the determination of the applicable Adjusted LIBO Rate), or there shall be a reduction in the amount received or receivable by that Participant or its office through which it funds its obligations hereunder, then the Sponsor shall from time to time, upon written notice from and demand by the Participant (with a copy of such notice and demand to the Servicer), pay to the Servicer for the account of that Participant within five Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify that Participant against such increased cost. A certificate as to the amount of such increased cost submitted to the Sponsor and the Servicer by that Participant, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (b) If while the Commitments or any Loan Commitments are outstanding, any Participant (including any the Servicer) determines that the adoption of any law, rule or regulation regarding capital adequacy or capital maintenance, or any change in any of the foregoing or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or any lending office of such Participant) or any Participant's holding company with any request or directive regarding capital adequacy or capital maintenance (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Participant's capital or on the capital of such Participant's holding company, if any, as a consequence of this Agreement, the Loan

         Documents or the purchases made by such Participant pursuant hereto to a level below that which such Participant or such Participant's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Participant's policies and the policies of such Participant's holding company with respect to capital adequacy) by an amount reasonably deemed by such Participant to be material, then from time to time, within 15 days after written demand by such Participant, the Sponsor pay to such Participant such additional amount or amounts as will compensate such Participant or such Participant's holding company for such reduction. A certificate as to the amount of any such additional amount or amounts, submitted to the Sponsor and the Servicer by such Participant, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (c) Each Participant agrees that, if requested by the Sponsor, it will use reasonable efforts (subject to overall policy considerations of such Participant) to designate an alternate lending office with respect to any of its Funded Participant's Interest affected by the matters or circumstances described above to reduce the liability of the Sponsor or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Participant as determined by such Participant, which determination if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section 2.11(c) shall affect or postpone any of the obligations of the Sponsor or any right of any Participant provided hereunder.

2.12     Pro Rata Treatment.

         Subject to the application of payments pursuant to Article III and except as specifically provided therein, each payment of principal of any Funded Participant's Interest, each payment of interest with respect to the Funded Participant's Interest, each payment of the Commitment Fees and each reduction of the Commitments shall be allocated pro rata among the Participants in accordance with their respective applicable Pro Rata Share of the applicable Facility or Commitments, as appropriate. Each Participant agrees that in computing such Participant's portion of any Funded Participant's Interest to be made hereunder, the Servicer may, in its discretion, round each Participant's percentage of such Participant Funding Request to the next higher or lower whole dollar amount.

2.13     Payments.

                  (a) The Sponsor shall make each payment required to be made by Sponsor hereunder and under any other Operative Document to any Participant or the Servicer not later than 1:00 p.m. (Atlanta, Georgia time), on the date when due in dollars to the Servicer at its offices in Atlanta, Georgia in immediately available funds.

                  (b) Whenever any payment hereunder or under any other Operative Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Commitment Fees, if applicable.

2.14     Sharing of Setoffs.

         Each Participant agrees that if it shall, in accordance with applicable law, through the exercise of a right of banker's lien, setoff or counterclaim against the Sponsor or any Borrower, or pursuant to a secured claim under Section 506 or Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by the Participant under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Funded Participant's Interest under this Agreement as a result of which the unpaid principal portion of its Funded Participant's Interest shall be proportionately less than the unpaid principal portion of the Funded Participant's Interest of any other Participant, it shall be deemed simultaneously to have purchased from such other Participant at face value, and shall promptly pay to such other Participant the purchase price for, a participation in the Funded Participant's Interest of such other Participant, so that the aggregate unpaid principal amount of the Funded Participant's Interest and participations in Funded Participant's Interests held by each Participant shall be in the same proportion to the aggregate unpaid principal amount of all Funded Participant's Interests then outstanding as the principal amount of its Purchases prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Funded Participant's Interests outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Servicer and each Participant hereby further agrees that any set-off amount received with respect to any Borrower, the Sponsor or any Guarantor shall first be applied to amounts outstanding under the Franchisee Loan Program prior to application to any other obligations of any such Person to the Servicer or such Participant. The Sponsor expressly consents to the foregoing arrangements and agrees, to the extent permitted by applicable law, that any Participant holding a Funded Participant's Interest or a participation in a Funded Participant's Interest deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Sponsor to such Participant by reason thereof.

      3.       SERVICER'S SERVICING OBLIGATIONS; DISTRIBUTION OF PAYMENTS

3.1      Servicer's Obligations with Respect to Loans; Collateral; Non-Recourse.

                  (a) The Servicer shall, for itself and the benefit of all of the Participants and the Sponsor, (i) document, close, manage, administer and collect the Loans in accordance with the terms of this Agreement and the Servicing Agreement and exercise all discretionary powers involved in such management, administration and collection and
         (ii) shall distribute the funds received with respect to the Loans and from the Sponsor in accordance with the terms of this Agreement. The Servicer agrees that it will exercise the same care in administering the Loans as it exercises with respect to loans of similar size and type in which no participations are allocated and in accordance with the terms of the Servicing Agreement and Section 10.14 hereto.

                  (b) The forms of Loan Agreement and Master Note used by the Servicer as documentation for each Loan shall be substantially in the forms attached hereto. The Sponsor shall have the right to direct the Servicer to make modifications to such forms and amendments thereto from time but the Sponsor may not direct the Servicer to revise or amend such forms so as to be inconsistent with the terms of Section 2.1 hereof.

                  (c) Notwithstanding anything in this Agreement to the contrary, each of the Participants acknowledges and agrees that the Servicer shall have no obligation to the Participants with respect to the obtaining or retention of any guaranties required by the Sponsor (other than to distribute any proceeds therefrom in accordance with the terms of this Article III). The Participants acknowledge and agree that the Sponsor has the right to release or modify the terms of, any Personal Guaranty.

                  (d) In addition, each of the Participants acknowledges and agrees that the obligations of the Servicer with respect to the Collateral shall be expressly limited to the filing of financing statements (but not fixture filings) in the locations indicated in the applicable Funding Approval Notice for each Borrower and filing continuation statements with respect thereto and taking enforcement action in accordance with Section 10.14 hereto.

                  (e) Each of the Participants acknowledges and agrees that all payments made to the Participants pursuant to this Agreement by the Servicer shall be made solely from amounts received from the Sponsor, the Borrowers and other obligors or Collateral under the applicable Loan Documents and the Servicer shall have no personal liability for any amounts payable to the Participants hereunder. Each of the Participants acknowledges and agrees that the Servicer shall be relying solely upon the Sponsor for purposes of calculating and ensuring compliance with the Qualified Franchisee Borrowing Base for each Qualified Franchisee Loan.

                  (f) Each of the Participants acknowledges and agrees that any payments of delinquent payment fees received from the Borrowers pursuant to the Loan Agreements shall be for the sole account of the Sponsor and that the Participants shall have no right to receive such payments unless a Credit Event has occurred and is continuing; provided that, with respect to any payments received from a Borrower, such payments shall be first applied to pay all accrued but unpaid interest and principal and other fees due and owing from such Borrower before application of such payment to any delinquent payment fees.

                  (g) Each Participant hereby acknowledges and agrees that the Servicer has no ability to halt an ACH transfer upon the inputting of such transfer request by Sponsor from the ACTS System into the ACH system (other than the ability to retrieve ACH transfers which are sent to the wrong party or otherwise manifestly erroneous as provided in the ACH Agreement with Sponsor) and Sponsor hereby accepts full responsibility for any overadvance created by such inputting of information and shall indemnify the Servicer and the Participants therefor as provided herein.

3.2      Application of Payments.

                  (a) The Servicer and the Sponsor shall instruct each Borrower to make payments with respect to Loans and the Loan Commitments directly to the Servicer, either by mail, wire transfer or debit pursuant to an ACH Authorization.

                  (b) On each Quarterly Date, all payments of Commitment Fees shall be distributed by the Servicer to the Participants pro rata in accordance with Section 2.5 hereof, with any remainder to be applied as set forth in the Servicing Agreement.

                  (c) On each Payment Date, all payments of interest received by the Servicer from the Borrowers under each Facility and the Sponsor pursuant to its guaranty of each Facility contained herein with respect to the Loans and not previously distributed by the Servicer, shall be applied to pay all accrued but unpaid interest on the Funded Participant's Interest under the applicable Facility pursuant to this Agreement, then to pay all accrued but unpaid Servicing Fees and then to pay the Sponsor's Fee, in accordance with the terms of the Servicing Agreement and Fee Letter.

                  (d) On any Business Day on which the Servicer shall receive any payment in respect of the principal amount of any Loan, whether from a Borrower, the Sponsor pursuant to its guaranty contained herein, or any other obligor with respect thereto, the Servicer may elect, in its sole discretion to (i) apply such principal payment to fund any requested Advances, (ii) apply such amount to repay any outstanding Swing Line Advances, or (iii) to either (x) distribute such amount to the Participants to reduce each Participant's Funded Participant's Interest under such Facility or (y) apply such amount to STBA's Funded Participant's Interest under such Facility only (with the understanding that the Funded Participant's Interest of each Participant shall not be deemed to have been repaid until such amount is actually received by such Participant); provided that, in the event that the Servicer elects to apply any repayment to reduce STBA's Funded

         Participant's Interest without a corresponding reduction of the other Participant's Funded Participant's Interest, STBA shall be obligated to make a payment to each Participant equal to such Participant's Pro Rata Share of such payment upon the earlier of (i) the next Payment Date and
         (ii) the occurrence of a Credit Event hereunder.

                  (e) If during any period when no Credit Event has occurred and is continuing, amounts received by Servicer are not capable of being allocated to any specific Loan or, in the case of amounts allocable to a specific Loan, are not sufficient to repay all obligations then due and owing with respect thereto, such amounts shall be applied by the Servicer as follows: (i) first, to the payment of Commitment Fees owing to the Participants hereunder, (ii) second, to the payment of accrued interest on the Funded Participant's Interest hereunder, pro rata between the two Facilities, (iii) third, to the payment of the Servicing Fees owing under the Servicing Agreement, (iv) fourth, to the repayment of the Funded Participant's Interests outstanding hereunder pro rata between the two Facilities, (v) fifth, to the payment of all other amounts owing to the Servicer or any Participant hereunder, and
         (vi) sixth, if all obligations of the Sponsor pursuant to the Operative Documents have been satisfied in full, to the Sponsor.

                  (f) During any period when a Credit Event has occurred and is continuing, any amounts received by Servicer with respect to the Loans shall be applied, after deduction of any expenses incurred in the collection of any such amounts, as follows (i) first, to the payment of any accrued and unpaid Servicing Fee, (ii) second, to each Participant in accordance with Pro Rata Share, and (iii) thereafter, to such Persons as may be legally entitled thereto.

                  (g) If not sooner repaid, all amounts due and payable to the Servicer and the Participants under the Operative Documents shall be due and payable in full on the Final Termination Date.

3.3      Servicing Report and Borrower Status Report.

         (a) On each Payment Date, the Servicer shall telecopy to the Sponsor and each Participant a servicing report in the form of Exhibit H attached hereto (the "Servicing Report") setting forth the following information with respect the Loans:

                  a. the aggregate principal balance of the Loans under each Facility as of the close of business on the last day of the preceding Payment Period and on such Payment Date;

                  b. the aggregate amount of Loans repurchased by the Sponsor or amounts collected with respect to the Collateral for the Loans with respect to each Facility since the last Payment Date;
                                       31

                  c. the aggregate Loan Commitments under each Facility as of the close of business on the last Business Day of the preceding Payment Period and on such Payment Date;

                  d. each Loan which is past due (including the past due amount and the number of days past due) under each Facility;

                  e. if a Change of Control has occurred, the amount on deposit in the Cash Collateral Account; and

                  f. the amount of the Maximum Qualified Franchisee Recourse Amount as of such date.

         (b) By no later than thirty (30) days after the end of each calendar quarter, the Servicer shall provide to the Sponsor and each Participant a borrower status report in the form of Exhibit I hereto (the "Borrower Status Report") setting forth the information required thereby.


              4.       LOAN DEFAULT; RIGHT TO MAKE GUARANTY DEMAND

4.1      Notice Of Loan Default.

         The Servicer shall notify the Sponsor and the relevant Borrower of a Loan Payment Default within fifteen (15) Business Days following the occurrence thereof and of any other Loan Default in accordance with the terms of the Servicing Agreement.

4.2      Waiver or Cure By The Sponsor.

         Unless a Credit Event, an Unmatured Credit Event or a Change of Control has occurred and is continuing, within the Response Period, the Sponsor shall be entitled (but not obligated) to, (a) in the case of a Loan Default, waive such Loan Default by sending to the Servicer a Default Waiver Request, except as set forth in Section 4.4; provided however, that the Sponsor shall not request a waiver of (A) more than three (3) Loan Defaults in any one year period with respect to any Loan, (B) a Loan Default resulting from the failure of a Borrower to comply with the financial covenants set forth in the applicable Loan Agreement if the Sponsor has previously waived such compliance for the preceding fiscal quarter of such Borrower, or (C) compliance by any Qualified Franchisee Borrower with the applicable Qualified Franchisee Borrowing Base (except to the extent that the Sponsor may cure a Loan Payment Default caused by a failure to make any required prepayment as a result of an overadvance to the extent permitted by subsection (b) of this
         Section 4.2) or, (b) in the case of a Loan Payment Default, to waive and cure such Loan Payment Default (including a Loan Payment Default resulting from the failure of a Borrower to remain in compliance with the borrowing base requirements of the applicable Qualified Loan Agreement); provided, however, that Sponsor shall not waive and cure more than two (2) consecutive Loan Payment Defaults nor waive and cure more than a total of four (4) Loan Payment Defaults in any four year period, with respect to any Loan. During a Response Period, the Servicer shall refrain from taking any legal action against the Defaulted Borrower under the Defaulted Loan which is the subject of such Response Period, and from accelerating payment of the Loan Indebtedness under such Defaulted Loan but the Servicer shall cease funding any further Advances pursuant to the Loan Commitment. If the Sponsor waives any Loan Default or waives and cures any Loan Payment Default (subject to Section 4.4) prior to the expiration of a Response Period, then as to each Loan Default so waived, the Defaulted Borrower's and the Servicer's respective rights and obligations under the Loan Documents shall be restored to the same status as if such waived Loan Default never occurred. In addition, if the Sponsor takes over the operation of the business of a Qualified Franchisee Borrower as provided in Article X, the Servicer shall refrain from exercising remedies against such Borrower for as long as the Sponsor is complying with Section 10.3 hereof, unless a Credit Event has occurred and is continuing or the Required Participants otherwise agree.

4.3      Defaulted Loan Guaranty Demand.

                  (1) In the event that following the end of a Response Period, a Loan Payment Default is not cured or in the event that any other Loan Default is not then waived, the Servicer shall have the right at any time thereafter, to demand that Sponsor comply with its obligations with respect to such Defaulted Loan set forth in Article X hereof.

                  (2) In the event that the Sponsor is not obligated to repay the Loan Indebtedness with respect to a Defaulted Loan pursuant to the
         Article X hereof or in the event that a Credit Event has occurred and is continuing and Sponsor has not purchased all outstanding Franchisee Loans hereunder and fully cash-collateralized the Maximum Qualified Franchisee Recourse Amount, the Sponsor agrees that the Servicer shall be released from its obligations to the Sponsor hereunder with respect to administering and enforcing all Loans and may administer and enforce such Loans as it deems appropriate, without regard to any limitations or restrictions set forth herein (but subject to Article III hereof in all events) or in any other Operative Document.

4.4      No Waiver or Cure Available.

         Notwithstanding anything contained in this Article to the contrary, the Sponsor shall, within five (5) Business Days of its receipt of a written demand from the Servicer instructing it to do so, purchase the Loan Indebtedness of any Loan and assume the Loan Commitment with respect to a Defaulted Borrower whose Loan Default either arises from the bankruptcy or insolvency of such Borrower or the termination of the Sponsor's franchise agreement with such Borrower; provided that, with respect to a Qualified Franchisee Loan, the Servicer, at its option, with the approval of the Required Participants, may require that the Sponsor exercise any or all of the remedies set forth in Section 10.3 with respect to such Defaulted Loan except to the extent prohibited by applicable law in the case of the bankruptcy of the Borrower.

         Notwithstanding any other provision of the Operative Documents to the contrary, the repurchase by the Sponsor of any Loan or Loan Commitment upon termination (or failure to renew) of the relevant Borrower's Franchise Agreement by the Sponsor for any reason other than default thereunder by such Borrower shall not be deemed to be a payment pursuant to Article X hereof and shall not reduce the Maximum Amount or Maximum Qualified Franchisee Recourse Amount thereunder.

5.       REPRESENTATIONS AND WARRANTIES

         The Sponsor (as to itself and each of the Consolidated Companies) hereby represents and warrants to the Servicer and each of the Participants that:

5.1      Organization and Qualification.

         The Sponsor and its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the State of Georgia and the State of Delaware, as applicable; the Sponsor and its Subsidiaries have the corporate power to own their property and to carry on their business as now being conducted; and the Sponsor and its Subsidiaries are duly qualified as foreign corporations to do business and are in good standing in every jurisdiction in which the nature of the business conducted by them makes such qualification necessary and where failure to qualify would have a Materially Adverse Effect.

5.2      Sponsor's Powers.

         The execution, delivery and performance of this Agreement, the Guaranty Agreement and each other Operative Document required hereunder are within the Sponsor's or the Guarantors' corporate powers, as the case may be, have been duly authorized by all necessary shareholder or corporate action, and do not and will not contravene or conflict with the terms of any charter, by-law or other organizational papers of the Sponsor or any of its Subsidiaries, or any indenture, agreement or undertaking to which the Sponsor or any of its Subsidiaries is a party or by which the Sponsor or any of its Subsidiaries is bound or affected.

5.3      Enforceability of Agreement and Other Operative Documents.

         This Agreement is a legal, valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, and each other Operative Document and any other instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable against the Sponsor and its Subsidiaries, as applicable, in accordance with their respective terms.

5.4      Consent.

         No consent, permission, authorization, order or license of any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Agreement, the Guaranty Agreement, any other Operative Document or any other instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to each Participant.

5.5      Statutes, Judgments.

         There is no law, statute, rule or regulation, nor is there any judgment, decree or order of any court or agency binding on the Sponsor or any of its Subsidiaries, which would be contravened by the execution, delivery or performance of this Agreement, the Guaranty Agreement, any other Operative Document or any other instrument or agreement required hereunder.

5.6      Financial Statements.

         The Sponsor has furnished each Participant with the following financial statements, identified by a principal financial officer of the Sponsor:

                  Audited Consolidated Financial and Operating Statements for the Consolidated Companies for the years ended December 31, 1996, December 31, 1995, March 31, 1994 and March 31, 1993,
                  and audit opinions with respect to such statements of Ernst & Young LLP; and unaudited financial and operating statements for the nine-month period ended September 30, 1997.

         The above financial statements (including any related schedules and/or notes) are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all known liabilities, direct and contingent, of the entities covered thereby required to be shown in accordance with such principles. The balance sheets fairly present the condition of the entities covered thereby as at the dates thereof, and the profit and loss and surplus statements fairly present the results of the operations of the entities covered thereby for the periods indicated. There has been no material adverse change in the business, condition or operations (financial or otherwise) of the Consolidated Companies since December 31, 1996.

5.7      Actions Pending.

         There is no action, suit, investigation or proceeding pending or, to the knowledge of the Sponsor, threatened against or affecting the Sponsor or any of its Subsidiaries, or any properties or rights of the Sponsor or any of its Subsidiaries, before any court, arbitrator or administrative or governmental body which is reasonably likely to result in any Materially Adverse Effect.

5.8      Outstanding Debt.

         Neither the Sponsor nor any of its Subsidiaries has outstanding any indebtedness except debt permitted hereunder. There exists no default under the provisions of any instrument evidencing such indebtedness or of any agreement relating thereto.

5.9      Title to Properties.

         The Sponsor and each of its Subsidiaries have good and marketable title to their respective real properties, subject only to Liens permitted under Section 7.1, and good title to all of its other respective properties and assets, including the properties and assets reflected in the balance sheet as of December 31, 1996 hereinabove described (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted under
         Section 7.1. The Sponsor and its Subsidiaries enjoy full and undisturbed possession of all leases necessary in any material respect for the operation of their respective properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of such properties and assets. All such leases are valid and subsisting and are free from defaults by the Sponsor or respective landlords and in full force and effect.

5.10     Taxes.

         The Sponsor has and each of its Subsidiaries has filed all federal and state income tax returns which, to the best knowledge of the officers of the Sponsor, are required to be filed, and each has paid all taxes as shown on said returns and on all assessments received by it to the extent such taxes have become due, except to the extent expressly permitted by Section 7.1(a) hereof.

5.11     Regulation U, Etc.

         Neither the Sponsor nor any of its Subsidiaries own or have any present intention of acquiring any "margin security" as defined in Regulation U of the Board of Governors of the Federal Reserve System (herein called a "margin security"). None of the proceeds of any Advance will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin security or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U.

5.12     No Credit Event; Unmatured Credit Event or Change of Control.

         No Credit Event, Unmatured Credit Event or Change of Control, has occurred and is continuing or will occur as a result of the incurring of any obligation under this Agreement.

5.13     ERISA.

         No fact or circumstance, including but not limited to any Reportable Event, exists in connection with any Plan of the Sponsor or its Subsidiaries which might constitute grounds for the termination of any such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan. For purposes of this representation and warranty, if the Sponsor is not the Plan administrator, it shall nonetheless be deemed to have knowledge of all facts attributable to the Plan administrator designated pursuant to ERISA.

5.14     Pollution and Environmental Control.

         Each of the Sponsor and its Subsidiaries has obtained all permits, licenses and other authorizations which are required under, and is in material compliance with, all federal, state, and local laws and regulations relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes.

5.15     Possession of Franchises, Licenses, Etc.

         The Sponsor and its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of their respective properties and assets, and neither the Sponsor nor any of its Subsidiaries is in violation in any material respect of any thereof.

5.16     Contingent Liabilities.

         After due inquiry, there exists no material contingent liability or obligation assertable against the Sponsor or its Subsidiaries that is not identified and disclosed to the Participants in the consolidated financial statements delivered pursuant to Sections 5.6 or 6.1 hereof or in Schedule 5.16 attached hereto.

5.17     Compliance with Laws.

         Each of the Sponsor and its Subsidiaries is in compliance in all material respects with all applicable federal, state and local laws, rules, regulations and orders, including, without limitation, all federal, state and local laws, rules, regulations and orders relating to pollution, reclamation or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes, and all federal, state and local laws, rules, regulations and orders relating to franchising activities.

5.18     Representations and Warranties with Respect to Specific Loans.

         The Sponsor represents and warrants to the Servicer and each Participant with respect to each Loan Commitment established and each Advance made pursuant to the Operative Documents that:

                  (1) The Franchise Agreement, the Master Note, Loan Agreement and each other Loan Document executed in connection with such Loan Commitment each constitutes a valid and binding agreement of each Borrower or guarantor party thereto and is enforceable against each such party in accordance with its terms.

                  (2) The Master Note and accompanying Loan Documents executed in connection with such Loan and delivered to the Servicer are the only contracts evidencing the transaction described therein and constitute the entire agreement of the parties thereto with respect to such transaction and Sponsor has not made any other promises, agreements or representations and warranties with respect to the transactions evidenced by such Master Note.

                  (3) The Master Note and each accompanying Loan Document executed in connection with such Loan is genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

                  (4) All disclosures required to be made under applicable federal and state law in connection with such Loan have been properly and completely made with respect to each Master Note, the other Loan Documents and the Loan and each such Master Note, other Loan Documents and Loan is in full compliance with all applicable federal and state laws, including without limitation, applicable state and federal usury laws and regulations.

                  (5) The proceeds of each Master Note will be solely for the purpose of financing the acquisition and expansion of stores franchised by the Sponsor and operated by the relevant Borrower, for the acquisition of inventory and equipment with respect to the ongoing operations thereof, and, in the case of Qualified Franchisee Borrowers, for Sponsor approved working capital purposes, but not in any case, for any non-business purposes.

                         6.       AFFIRMATIVE COVENANTS

         The Sponsor covenants and agrees that it will, as long as either of the Commitments is in effect or the Servicer is committed to make Advances under any Loan Documents and thereafter so long as any Loans remain outstanding under this Agreement or Sponsor has any other unsatisfied obligations under the Operative
Documents:

6.1      Financial Statements, Reports and Other Financial Data.

         The Sponsor will deliver to the Servicer (for further delivery to each Participant):

                  (a) as soon as practicable and in any event within forty-five
         (45) days after the end of each calendar quarter (other than the last calendar quarter) in each fiscal year, consolidated statements of income, cash flow and retained earnings of the Sponsor and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such calendar quarter, and consolidated balance sheets of the Sponsor and its Subsidiaries as at the end of such calendar quarter, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by the Chief Financial Officer of the Sponsor, subject to changes resulting from year-end adjustments;

                  (b) as soon as practicable and in any event within 90 days after the end of each fiscal year (or as soon as made available by the Sponsor's independent public accountants if availability is delayed beyond such 90-day period for reasons beyond the Sponsor's control) audited consolidated statements of income, cash flow and retained earnings of the Sponsor and its Subsidiaries for such year, and an audited consolidated balance sheet of the Sponsor and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual statements, all in reasonable detail and reasonably satisfactory in scope to Participants, and the consolidated financial statements shall be certified by independent public accountants of recognized standing, selected by the Sponsor, whose report shall be in scope and substance reasonably satisfactory to Participants, and shall be certified by the Chief Financial Officer of the Sponsor;

                  (c) along with the quarterly and annual reports required by clauses (a) and (b) above, a certificate of the Chief Financial Officer of the Sponsor certifying that no Event of Default exists and that no event exists which with notice or the lapse of time or both would become such an Event of Default, which certificate shall also demonstrate in reasonable detail, with respect to both quarterly reports and annual reports, the Sponsor's compliance with the covenants set out in Sections 6.4, 6.5, 6.6, 7.2 and 7.3;

                  (d) promptly upon receipt thereof, copies of any detailed reports submitted to the Sponsor by its independent public accountants in connection with each annual audit or interim review of the books of the Sponsor or its Subsidiaries made by such accountants;

                  (e) promptly upon transmission thereof, copies of all financial statements, proxy statements, notices and reports as the Sponsor shall send to its shareholders and of all regular or periodic reports which it is or may be required to file with the Securities and Exchange Commission or any governmental department, bureau, commission or agency succeeding to the functions of the Securities and Exchange Commission; and

                  (f) with reasonable promptness, such other financial data as any Participant, through the Servicer, may reasonably request.

6.2      Inspection of Property.

         The Sponsor will permit any Person designated by a Participant in writing, to visit and inspect any of the properties, corporate books and financial records of the Sponsor and its Subsidiaries and to make copies thereof and take extracts therefrom and to discuss the affairs, finances and accounts of any such corporations with the principal officers of the Sponsor or its Subsidiaries, all at such reasonable times and as often as such Participant may reasonably request, subject in all cases to the confidentiality requirements of Section 15.11.

6.3      Maintenance of Insurance.

         The Sponsor and each Subsidiary will maintain insurance in such amounts and against such liabilities and hazards as customarily is maintained by other companies operating similar businesses.

6.4      Funded Debt Ratio.

         The Sponsor shall maintain and operate its business in a manner to insure that its Funded Debt Ratio, measured as of the last day of each fiscal quarter for the four immediately preceding quarters ending on such date, is less than 4.00:1.00.

6.5      Leverage Ratio.

         The Sponsor shall maintain and operate its business in such a manner to insure that its ratio, measured as of the last day of each fiscal quarter, of (i) Funded Debt to (ii) the sum of Funded Debt plus the Consolidated Net Worth of the Sponsor and its Subsidiaries, is less than 0.50:1.00.

6.6      Fixed Charge Coverage.

         The Sponsor will operate its business in such a manner to insure that the sum of its (i) consolidated net income before income taxes, plus
         (ii) interest expense, plus (iii) rental and lease expense are greater than 150% of the sum of (i) interest expense, plus (ii) rental and lease expense, all determined on a consolidated basis for the Sponsor and its Subsidiaries. Compliance with the aforementioned fixed charge coverage ratio will be determined at the end of each fiscal quarter of the Sponsor and taking into account operations during the four consecutive fiscal quarters ending on such date. The following mathematical formula illustrates the Sponsor's fixed charge coverage obligation:

         Pretax Net             Interest        Rental and Lease
         Income  +              Expense  +      Expense             >      1.50
         -------------------------------------------------------    -
         Interest Expense       +               Rental and Lease
                                                Expense


6.7      Account Verification.

         Upon the request of any Participant, made at reasonable intervals and on a reasonable basis, the Sponsor will mail letters to selected lease customers or account debtors requesting them to verify the status of their leases or accounts, with responses to be returned directly to the Servicer.

6.8      ERISA.

         The Sponsor and each Subsidiary will:

                  (a) At all times, make prompt payment of contributions required to meet the minimum funding standard set forth in ERISA with respect to its Plans;

                  (b) Notify Participants and the Servicer immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any of its Plans which might constitute grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Participants, as to the reasons therefor and the action, if any, which the Sponsor or any of its Subsidiaries proposes to take with respect thereto; and

                  (c) Furnish to Participants or the Servicer, upon request, such additional information concerning any of its Plans as may be reasonably requested.

6.9      Payment.

         The Sponsor will pay all sums due under this Agreement and the other Operative Documents according to the terms hereof.

6.10     Notice of Credit Event, Unmatured Credit Event or Change of Control.

         The Sponsor will immediately give notice to the Servicer and each Participant of any Credit Event, Unmatured Credit Event or Change of Control.

6.11     Corporate Existence.

         Except as expressly permitted by Section 7.5 hereof, the Sponsor will maintain and will cause each Subsidiary to maintain its corporate existence and good standing in the jurisdiction of its incorporation, and the Sponsor will qualify and will cause each Subsidiary to qualify and remain qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or its ownership of property makes such qualification necessary and where failure to qualify would have a Materially Adverse Effect.

6.12     Compliance with Laws, Etc.

         The Sponsor will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable federal, state, and local laws, rules, regulations and orders, including, without limitation, all federal, state and local laws, rules, regulations and orders relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes, and all federal, state and local law, rules, regulations and orders relating to franchising activities.

6.13     Additional Guarantors.

         Promptly after any Person which is not a Subsidiary as of the Effective Date becomes a Subsidiary of the Sponsor, the Sponsor shall cause such Person to execute and deliver to the Servicer a Supplement to the Guaranty Agreement, in the form of Exhibit 1 to the Guaranty Agreement, together with related corporate authorization documents, organizational documents, secretary's certificates and opinions, all in form and substance satisfactory to the Servicer and the Required Participants.

                          7.       NEGATIVE COVENANTS

         The Sponsor covenants and agrees that so long as either of the Commitments remains outstanding or any Loans remain outstanding or the Sponsor has any obligations under the Operative Documents, and until the full and final payment of all indebtedness of all Borrowers incurred pursuant to the Loan Documents and unless otherwise consented to in writing by the Required
Participants:

7.1      Liens.

         The Sponsor will not and will not permit any of its Subsidiaries to create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except:

                  (a) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings;

                  (b) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

                  (c) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to the Sponsor or another Subsidiary;

                  (d) Liens on insurance policies owned by the Sponsor on the lives of its officers securing policy loans obtained from the insurers under such policies, provided that (A) the aggregate amount borrowed on each policy shall not exceed the loan value thereof, and (B) the Sponsor shall not incur any liability to repay any such loan;

                  (e) Liens on real property or equipment acquired by the Sponsor to secure (i) all or any portion of the purchase price thereof or the financing of the purchase price thereof, provided that the aggregate principal amount of equipment loans secured by such Liens shall be limited to $200,000 in aggregate or (ii) the costs of improvements being constructed thereon or on real property leased by the Sponsor for use by the Sponsor as stores or warehouses or as a part thereof or the financing of such costs;

                  (f) Liens existing on the date hereof as set forth on Schedule
         7.1 attached hereto and incorporated herein;

                  (g) easements, rights of way, restrictive covenants and similar encumbrances on or exceptions to title to real property which do not materially and adversely affect the value or the utility of the real property involved;

                  (h) Liens granted under the Synthetic Lease Documents in the real or personal property financed thereunder and in certain related rights of the Sponsor to secure the Sponsor's indebtedness and liabilities under the Synthetic Lease Documents to the extent permitted under Section 7.3(h) hereof; and

                  (i) Liens assigned and granted by the Sponsor to the Servicer pursuant to the Operative Documents.

7.2      Minimum Net Worth.

         The Sponsor will not permit its Consolidated Net Worth as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 1997, to be less than the sum of (a) $105,000,000 plus
         (b) 50% of the Sponsor's consolidated net income after taxes (but not loss) (as determined in accordance with generally accepted accounting principles) for the period beginning July 1, 1997 and ending on the last day of such fiscal quarter.

7.3      Loans, Advances, Investments and Contingent Liabilities.

         The Sponsor will not and will not permit any of its Subsidiaries to make or permit to remain outstanding any loan or advance to, or extend credit to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contributions to, any Person, except that the Sponsor or any of its Subsidiaries may:

                  (a) create, incur, assure or suffer to exist, debt evidenced by the Operative Documents or the Existing Credit Agreement;

                  (b) suffer to exist unsecured current liabilities (not resulting from borrowing) incurred in the ordinary cause of business for current purposes and not represented by a promissory note or other evidence of indebtedness;

                  (c) permit to remain outstanding loans or advances to or investments in any of its Subsidiaries existing on the date of this Agreement;

                  (d) own, purchase or acquire stock, obligations or securities of a Subsidiary or of a corporation which immediately after such purchase or acquisition will be a Subsidiary or will be merged with Sponsor, provided, however, written consent of the Participants, which any of them may withhold in their sole discretion, is required for purchases and acquisitions with (A) a cash purchase price greater than or equal to $10,000,000, or (B) a total purchase price (including cash, stock of the Sponsor and any of its Subsidiaries and any other consideration) greater than or equal to $15,000,000;

                  (e) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Sponsor or any of its Subsidiaries;

                  (f) own, purchase or acquire (i) prime commercial paper and certificates of deposit in United States commercial banks (whose long-term debt is rated "A" or better by Moody's Investors Service or Standard and Poor's Corporation) (issued by banks having capital resources in excess of $50,000,000), in each case due within one year from the date of purchase and payable in the United States in dollars, direct obligations of the United States Government or any agency thereof, or obligations fully guaranteed as to principal and interest by the United States Government or any agency thereof, in each case maturing within one year from the date of creation of such obligation or (ii) up to an additional $500,000 of other securities or investments at any one time;

                  (g) endorse negotiable instruments for collection in the ordinary course of business;

                  (h) incur or guaranty indebtedness or contingent liability under the Synthetic Lease Documents provided that the aggregate outstanding principal amount of all such indebtedness or liabilities does not exceed $20,000,000 at any one time; and

                  (i) make or permit to remain outstanding loans or advances to officers, stockholders, employees and directors of the Sponsor, provided that the aggregate principal amount of such loans and advances shall not exceed $350,000 at any time outstanding for the Sponsor and all Subsidiaries, and further provided that no Subsidiary shall make any loan or advance to, or acquire any stock, obligations or securities of, the Sponsor.

7.4      Sale of Stock and Debt of Subsidiaries.

         The Sponsor will not sell or otherwise dispose of, or part with control of, any shares of stock or debt of any of its Subsidiaries of the Sponsor without the prior written consent of the Required Participants.

7.5      Merger and Sale of Assets.

         The Sponsor will not merge or consolidate with any other corporation or sell, lease or transfer or otherwise dispose of all or a substantial part of its assets or the assets of a Subsidiary, or assets which shall have contributed a substantial part of consolidated net earnings for any of the three fiscal years then most recently ended, to any Person, except that any of its Subsidiaries may merge with or liquidate into the Sponsor (provided that the Sponsor shall be the continuing or surviving corporation) or merge with any one or more other Subsidiaries, provided that immediately after giving effect to such merger or liquidation no Credit Event or Unmatured Credit Event shall exist.

7.6      Additional Negative Pledges.

         The Sponsor shall not, and shall not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any assets of the Sponsor or any of its Subsidiaries, other than pursuant to (a) Section 7.1, (b) the terms of any agreement, instrument or other document pursuant to which any debt permitted by Section 7.1(e) is incurred by the Sponsor or any of its Subsidiaries, so long as such prohibition or restriction applies only to the property or asset being financed by such debt, (c) the terms of the Existing Loan Agreement and the terms of the Synthetic Lease Documents, and (d) any requirement of applicable law or any regulatory authority having jurisdiction over the Sponsor or any of its Subsidiaries.

                      8.       CREDIT EVENTS AND REMEDIES

         In the event that:

8.1      The Sponsor defaults in the payment of any amount due hereunder; or

8.2 The Sponsor or any of its Subsidiaries defaults in any payment of principal of or interest on any other obligation for a material amount of money borrowed (or any material obligation under conditional sale or other title retention agreement or any material obligation secured by a purchase money mortgage or any material obligation under notes payable or drafts accepted representing extensions of credit) or defaults in the performance of any other agreement, term or condition contained in any agreement under which any such material obligation is created (or if any other default under any such agreement shall occur and be continuing) if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity (for purposes of this Section 8.2, an obligation shall be material if the amount owed thereunder exceeds $50,000); or

8.3 Any representation or warranty made by the Sponsor or any of its Subsidiaries herein or in any writing furnished in connection with or pursuant to this Agreement or other Operative Document shall be false or misleading in any material respect on the date as of which made; or

8.4 The Sponsor defaults in the performance or observance of any covenant or agreement contained in Sections 6.4, 6.5, 6.6 or Article VII hereof; or

8.5 The Sponsor defaults in the performance or observance of any other agreement, term or condition contained herein and such default shall continue for 30 days after the Sponsor knows or has reason to know of any such default; or

8.6 The Sponsor or any of its Subsidiaries makes an assignment for the benefit of creditors or fails to pay its debts generally as they become due; or

8.7 Any order, judgment or decree is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law (herein called the "Bankruptcy Law") of any jurisdiction adjudicating the Sponsor or any of its Subsidiaries bankrupt or insolvent; or

8.8 The Sponsor or any of its Subsidiaries petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian or liquidator or similar official of the Sponsor or any of its Subsidiaries, or of any substantial part of the assets of the Sponsor or any of its Subsidiaries, or commences any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Sponsor or any of its Subsidiaries under the Bankruptcy Law of any jurisdiction, whether now or hereafter in effect, or any such petition or application is filed, or any such proceedings are commenced, against the Sponsor or any of its Subsidiaries and the Sponsor or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order for relief is entered in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order judgment, or decree remains unstayed and in effect for more than 60 days; or

8.9 Any order, judgment or decree is entered in any proceedings against the Sponsor decreeing the dissolution of the Sponsor and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

8.10 Any order, judgment or decree is entered in any proceedings against the Sponsor or any of its Subsidiaries decreeing a split-up of the Sponsor or such Subsidiary which requires the divestiture of a substantial part, or the divestiture of assets, or stock of a Subsidiary, which shall have contributed a substantial part of consolidated net earnings for any of the three fiscal years most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

8.11 Any Reportable Event shall have occurred, or any finding or determination shall be made with respect to a Plan under Section 4041(c) or (e) of ERISA, or any fact or circumstance shall occur with respect to a Plan which, in the opinion of the Required Participants, provides grounds for the commencement of any proceeding under Section 4042 of ERISA, or any proceeding shall be commenced with respect to a Plan under Section 4042 of ERISA; or

8.12 There shall exist or occur any default as provided under the terms of any other Operative Document, or any Operative Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Sponsor or any other Credit Party, or at any time it is or becomes unlawful for Sponsor or any other Credit Party to perform or comply with its obligations under any Operative Document, or the obligations of Sponsor or any other Credit Party under any Operative Document are not or cease to be legal, valid and binding on Sponsor or any such Credit Party; or

8.13 The Sponsor or any of its Subsidiaries shall fail to make any payment as and when such payment is due under the Synthetic Lease Documents, or any other default, event or condition shall have occurred or exist under the Synthetic Lease Documents, the effect of which is to cause, or to permit the holder of the obligations of the Sponsor or any such Subsidiary under the Synthetic Lease Documents to cause, the obligations of the Sponsor or any of its Subsidiaries, or any portion thereof, to become due prior to its stated maturity date or prior to its regularly scheduled date of payment;

         then upon the occurrence and during the continuation of any such event (each, a "Credit Event"):

         the Servicer may, with the consent of the Required Participants, and upon the written request of the Required Participants, shall, take any or all of the following actions, without prejudice to the rights of the Servicer or any Participant to enforce its claims against Sponsor, any other Credit Party, any Borrower or other obligor with respect to any
         Loan: (i) declare the Commitments terminated, whereupon the Commitments shall terminate immediately and any unpaid Commitment Fee shall forthwith become due and payable without any other notice of any kind (with the express understanding that such termination of the Commitments shall not result in a termination of the Participating Commitments of each Participant or of the obligation of the Servicer to fund any Loan Commitment); (ii) demand that the Sponsor purchase specified or all outstanding Franchisee Loans and Franchisee Loan Commitments by paying to the Servicer the Loan Indebtedness of each such Franchisee Loan and assuming the Servicer's obligations thereunder, whereupon such amount shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Sponsor (with the express understanding the limitations on Sponsor's guaranty obligations set forth in Article 10 shall not apply); (iii) demand that the Sponsor immediately deposit into the Cash Collateral Account, in immediately available funds, an amount equal to the Maximum Qualified Franchisee Recourse Amount (without relieving Sponsor of its obligations pursuant to Section 10.3(a) and (b)); and (iv) take any other action and exercise any other remedy available by contract or at law; provided, that, if a Credit Event specified in Sections 8.6, 8.7 or 8.8 shall occur, the result which would occur upon the giving of notice by the Servicer to any Credit Party, shall occur automatically without the giving of any such notice.

          In addition, the Servicer may, with the consent of the Required Participants and shall, upon the written request of the Required Participants, (A) to the extent authorized to do so pursuant to the Qualified Franchisee Loan Agreements (which authorization is limited to certain specified Credit Events), (x) cease funding further Advances pursuant to the Qualified Franchisee Loan Commitments and (y) declare all Loan Indebtedness outstanding pursuant to the Qualified Franchisee Loan Commitments to be immediately due and payable in accordance with the terms of the applicable Loan Documents and exercise all rights and remedies provided under the Loan Documents, and (B) give notice to the Franchisee Borrowers that the Franchisee Loan Commitments shall be terminated upon the date which is ninety (90) days after receipt by such Franchisee Borrower of such notice of termination, subject to the Franchisee Borrowers' right to term out advances for an additional 18 months.
                                       49

                 9. CHANGE OF CONTROL; CASH COLLATERAL ACCOUNT


9.1      Change of Control; Deposit In Cash Collateral Account.

         In the event of the occurrence of a Change of Control, (x) the Commitments shall automatically terminate on the Change of Control Date (with the express understanding that such termination of the Commitments shall not result in a termination of the Participating Commitments of each Participant or of the obligation of the Servicer to fund any Loan Commitment) and (y) the Sponsor shall immediately deposit with the Servicer, for the benefit of the Participants, a cash amount, in immediately available funds, equal to 1/24th of the aggregate outstanding amount of the Loan Commitments on such date (the "Monthly Deposit Amount"). The Servicer shall deposit such amount into an interest bearing account with the Servicer subject to the sole dominion and control of the Servicer (the "Cash Collateral Account"). On each Payment Date thereafter, the Sponsor shall deposit with the Servicer, for the benefit of the Participants, an amount equal to the original Monthly Deposit Amount (regardless of any interim reduction of the Loan Commitments). On the earliest of (x) the Payment Date on which the aggregate amount on deposit in the Cash Collateral Account equals or exceeds the aggregate outstanding Loan Indebtedness pursuant to the Franchisee Loan Program and (y) the 23rd Payment Date, the Servicer shall (i) assign all Loans and Loan Commitments to the Sponsor, and the Sponsor shall assume the obligations of the Servicer thereunder, and (ii) disburse all amounts held in the Cash Collateral Account to repay the Funded Participant's Interest to each Participant in full, together with all Commitment Fees, interest and other amounts owing to the Participants hereunder and all Servicing Fees and other amounts owing to the Servicer pursuant to the Operative Documents, and shall return any excess amounts to the Sponsor.

9.2      Obligations with Respect to Defaulted Loans.

         Notwithstanding the amount on deposit in the Cash Collateral Account, following the occurrence of a Change of Control, the Sponsor shall continue to honor its obligations pursuant to the Operative Documents to repurchase Defaulted Loans and take the other actions required hereunder with respect thereto, including without limitation, the obligations of the Sponsor set forth in Section 10.3(a) and (b), with the express understanding that the Sponsor shall be required to make cash payments to the Servicer with respect to such obligations regardless of the amount on deposit in the Cash Collateral Account.

9.3      Effect of Credit Event Following Change of Control.

         Nothing set forth in this Article IX shall be deemed to affect the Sponsor's obligation upon the occurrence of a Credit Event to immediately repurchase all Franchisee Loans and Loan Commitments and to immediately deposit an amount equal to the Maximum Qualified Franchisee Recourse Amount with the Servicer to be placed in the Cash Collateral Account and to continue to comply with the provisions of
         Section 10.3(a) and (b) with respect thereto. Following the occurrence of a Credit Event, the Servicer shall continue to make the payments required pursuant to Section 9.1 and upon such time as the total amounts on deposit in the Cash Collateral Account (including the Maximum Qualified Franchisee Recourse Amount) equals or exceeds the aggregate Loan Indebtedness, the Servicer shall assign the Loans and Loan Commitments to the Sponsor as provided in Section 9.1.

9.4 Deposit of Maximum Qualified Franchisee Recourse Amount Following Credit Event.

         In the event of the occurrence of a Credit Event where a Change of Control has not occurred, the Sponsor shall deposit the Maximum Qualified Franchisee Recourse Amount in the Cash Collateral Account as required by Article VIII. Thereafter, the Servicer shall apply amounts on deposit in the Cash Collateral Account to satisfy Sponsor's obligations pursuant to Section 10.3(c) and Sponsor shall have no further obligation with respect thereto but the Servicer shall continue to have the option to require the Sponsor to satisfy its obligations pursuant to Section 10.3(a) and (b).



                                  10. GUARANTY

         In addition to its obligations upon the occurrence of a Credit Event or a Change of Control and its other obligations pursuant to the Operative Documents, the Sponsor hereby agrees as follows:

10.1     Unconditional Guaranty.

         The Sponsor hereby unconditionally and irrevocably guarantees to the Servicer, each Participant and any transferee of the Participants, the full and prompt payment of all of the Guaranteed Obligations relating to the Loans and all costs, charges and expenses (including reasonable attorneys' fees) actually incurred or sustained by the Servicer or any Participant in enforcing the obligations of the Sponsor hereunder or the obligations of the Borrowers under the applicable Loan Documents, subject, in the case of the Loans outstanding pursuant to the Franchisee Commitment, to the limitations set forth in Section 10.2 below and subject, in the case of Loans outstanding pursuant to the Qualified Franchisee Commitment, to the limitations set forth in
         Section 10.3 below. If any portion of the Loan Indebtedness with respect to any Defaulted Loan is not paid by the date specified herein, Sponsor hereby agrees to and will immediately pay the same, without resort by Servicer or any Participant to any other person or party. The obligation of Sponsor to Servicer and the Participants hereunder is primary, absolute and unconditional, except as may be specifically set forth herein. This is a guaranty of payment and not of collection. The obligations of the Sponsor pursuant to this Article X constitute a guarantee which is continuing in nature.

         The Servicer may, with the consent of the Required Participants and shall, upon the written request of the Required Participants, in the event that the obligations of the Sponsor with respect to a Defaulted Loan have arisen hereunder, request that the Sponsor purchase the Defaulted Loan from the Servicer prior to the acceleration of the Defaulted Loan pursuant to the terms of the applicable Loan Documents for an amount equal to the Loan Indebtedness with respect to such Defaulted Loan and such purchase by the Sponsor shall be deemed to be a payment hereunder in such amount.

10.2     Limitation on Guaranty of Franchisee Loans.

         The obligation of the Sponsor pursuant to this Article X with respect to the Franchisee Loans shall be limited, as of any date of determination, to an amount (the "Maximum Amount") equal to the greater of (a) fifty percent (50%) of the aggregate outstanding principal amount of the Franchisee Loans on such date (after giving effect to any payments, recoveries on Collateral or other recoveries made by the Servicer or any Participant on such date with respect to the Franchisee Loans), (b) three (3) times the largest aggregate outstanding Franchisee Loan, and (c) $7,000,000; provided that, the Maximum Amount shall not on any date of determination exceed the aggregate outstanding Loan Indebtedness of the Franchisee Loans. As a material inducement to the Servicer's and each Participant's entering into this Agreement, the parties hereto expressly agree that the Maximum Amount shall be redetermined (and the obligation of the Sponsor to pay such replenished Maximum Amount shall be enforceable by the Servicer and the Participants hereunder) on each day that any Loan Indebtedness remains outstanding pursuant to any Franchisee Loan regardless of (i) any previous payments made by the Sponsor hereunder on any prior date, whether or not constituting the Maximum Amount payable on such prior date, or (ii) the number of prior demands made by the Servicer or the Participants hereunder; provided that, for purposes of calculating the Maximum Amount, (x) any Defaulted Loan for which a demand has previously been made, or deemed to have been made, pursuant to this Section 10.2 shall not be deemed to be outstanding and (y) demand shall be deemed to have been made with respect to each Defaulted Loan on the date on which the Servicer is authorized to make a demand on the Sponsor with respect to such Defaulted Loan pursuant to Section 4.3 or Section 4.4 of this Agreement unless such Loan Default arises solely from the occurrence of a Credit Event in which case demand shall be deemed to be made only upon receipt of written request from the Servicer.



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

         The foregoing limitation shall not in any way limit the obligation of the Sponsor with respect to the Qualified Franchisee Loans or the obligation of the Sponsor to purchase the Franchisee Loans and assume the Loan Commitments relating thereto upon the occurrence of a Credit Event without regard to any limitations set forth in this Article X.

10.3     Obligations of Sponsor With Respect to Qualified Franchisee Loans.

         (a) With respect to any Defaulted Loan which is a Qualified Franchisee Loan, within five (5) Business Days after receipt of notice of such Loan Default, the Sponsor shall exercise its rights pursuant to the applicable Franchise Agreement to assume the operation of the stores of the Defaulted Borrower thereunder and during any period that any Sponsor operates such stores, Sponsor shall make all payments due and owing to the Servicer pursuant to the applicable Loan Documents;

         (b) In the event that the applicable Sponsor has not resold the franchise and inventory of the Defaulted Borrower within sixty (60) days thereafter in accordance with terms of the applicable Franchise Agreement, for a purchase price equal to or in excess of the Minimum Purchase Price (which amount shall be paid directly to the Servicer in return for the transfer to Sponsor of the Loan and the Liens of the Servicer thereon and applied by the Servicer to Sponsor's purchase of the outstanding Loan Indebtedness of such Defaulted Loan, with any deficiency recovered pursuant to the next paragraph), the Sponsor shall purchase the outstanding Loan Indebtedness of such Defaulted Loan from the Servicer for the Minimum Purchase Price and any deficiency amount may be collected by the Servicer, for the benefit of the Participants, pursuant to subsection (c) below; and

         (c) In the event that any Loan Indebtedness remains outstanding following the completion of the actions set forth above, the Servicer shall demand that the Sponsor repay any remaining amount of the Loan Indebtedness pursuant to its guaranty set forth above; provided, however, that the aggregate amount paid by the Sponsor pursuant to this Section 10.3(c) with respect to all Defaulted Loans outstanding pursuant to the Qualified Franchisee Commitment shall not exceed the Maximum Qualified Franchisee Recourse Amount.

         (d) Notwithstanding the foregoing, to the extent that the Sponsor is prohibited by applicable law, court order or other legal impediment from exercising the options set forth in subsection (a) or (b) above, the Servicer may, with the consent of the Required Participants and shall, upon the written request of the

                  Required Participants, require that the Sponsor repurchase the Loan pursuant to subsection (c) above.

10.4     Continuing Guaranty.

         The obligations of the Sponsor pursuant to this Article X constitute a guarantee which is continuing in nature and shall be effective with respect to the full amount outstanding under all Guaranteed Obligations, now existing or hereafter made or extended, regardless of the amount, subject only to the limitations set forth in the preceding Sections 10.2 and 10.3.

10.5     Waivers.

         The Sponsor hereby waives notice of Servicer's and each Participant's acceptance of this Agreement and the creation, extension or renewal of any Loans or other Guaranteed Obligations. Sponsor hereby consents and agrees that, at any time or times, without notice to or further approval from Sponsor, and without in any way affecting the obligations of Sponsor hereunder, Servicer and the Participants may, with or without consideration (i) release, compromise with, or agree not to sue, in whole or in part, any Borrower or any other obligor, guarantor, endorser or surety on any Loans or any other Guaranteed Obligations, (ii) renew, extend, accelerate, or increase or decrease the principal amount of any Loans or other Guaranteed Obligations, either in whole or in part, (iii) amend, waive, or otherwise modify any of the terms of any Loans or other Guaranteed Obligations or of any mortgage, deed of trust, security agreement, or other undertaking of any of the Borrowers or any other obligor, endorser, guarantor or surety in connection with any Loans or other Guaranteed Obligations, and (iv) apply any payment received from Borrowers or from any other obligor, guarantor, endorser or surety on the Loans or other Guaranteed Obligations to any of the liabilities of Borrowers or of such other obligor, guarantor, endorser, or surety which Servicer may choose, subject, however, to the rights of Sponsor to bring a separate action for any breach of the Operative Documents pursuant to Section 10.12.

10.6     Additional Actions.

         Subject to Section 10.12, Sponsor hereby consents and agrees that the Servicer may at any time or times, either with or without consideration, surrender, release or receive any property or other Collateral of any kind or nature whatsoever held by it or for its account securing any Loans or other Guaranteed Obligations, or substitute any Collateral so held by Servicer for other Collateral of like or different kind, without notice to or further consent from Sponsor, and such surrender, receipt, release or substitution shall not in any way affect the obligations of Sponsor hereunder. Subject to
         Section 10.12, Servicer shall have full authority to adjust, compromise, and receive less than the amount due upon any such Collateral, and may enter into any accord and satisfaction agreement with respect to the same as Servicer may deem advisable without affecting the obligations of Sponsor hereunder. Servicer shall be under no duty to undertake to collect upon such Collateral or any part thereof, and Sponsor's obligations hereunder shall not be affected by Servicer's alleged negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon or perfect a security interest in, any such Collateral.

10.7     Additional Waivers.

         Sponsor hereby waives presentment, demand, protest, and notice of dishonor of any of the liabilities guaranteed hereby. Neither Servicer nor any Participant shall have any duty or obligation (i) to proceed or exhaust any remedy against any Borrower, any other obligor, guarantor, endorser, or surety on any Loans or other Guaranteed Obligations, or any other security held by Servicer or any Participant for any Loans or other Guaranteed Obligations, or (ii) to give any notice whatsoever to Borrowers, Sponsor, or any other obligor, guarantor, endorser, or surety on any Loans or other Guaranteed Obligations, before bringing suit, exercising rights to any such security or instituting proceedings of any kind against Sponsor, any Borrower, or any of them, and Sponsor hereby waives any requirement for such actions by Servicer or any Participant. Upon default by any Borrower and Servicer's demand to Sponsor hereunder, Sponsor shall be held and bound to Servicer and each Participant directly as principal debtor in respect of the payment of the amounts hereby guaranteed, such liability of Sponsor being joint and several with each Borrower and all other obligors, guarantors, endorsers and sureties on the Loans or other Guaranteed Obligations, subject, however, to the rights of Sponsor to bring a separate action for any breach of the Operative Documents pursuant to Section 10.12.

10.8     Postponement of Obligations.

         Until the Loan and other Guaranteed Obligations of any Borrower to the Servicer and the Participants have been paid in full (i) all present and future indebtedness of such Borrower to Sponsor (the "Subordinated Debt") is hereby postponed to the present and future indebtedness of such Borrower to Servicer and each Participant, and all monies received from such Borrower or for its account by Sponsor with respect to such Subordinated Debt shall be received in trust for Servicer and the Participants, and promptly upon receipt, shall be paid over to Servicer for distribution to the Participants in accordance herewith until such Borrower's indebtedness to Servicer and the Participants is fully paid and satisfied, all without prejudice to and without in any way affecting the obligations of Sponsor hereunder; provided that unless a Loan Default or Loan Payment Default has occurred and is continuing, the Sponsor may accept and retain any payments made by any Borrower to the Sponsor in the ordinary course of business, and (ii) Sponsor shall not have any rights of subrogation or otherwise to participate in any security held by the Servicer for any Loan to such Borrower or any other Guaranteed Obligations arising therefrom, and Sponsor hereby waives such rights until such time as such Loan and other Guaranteed Obligations have been paid in full to the Servicer and each Participant (whether by repurchase by the Sponsor, pursuant to this Article X or otherwise).

10.9     Effect on Additional Guaranties.

         The obligations of the Sponsor pursuant to this Article X are in addition to, and are not intended to supersede or be a substitute for any other guarantee, suretyship agreement, or instrument which Servicer may hold in connection with any Loans or other Guaranteed Obligations.

10.10    Reliance on Guaranty and Purchase Obligation; Disclaimer of Liability.

         Sponsor expressly acknowledges and agrees that each of the Servicer and the Participants, in making its credit decision with regard to the funding of the Loans, will rely solely upon the guaranty and purchase obligation of Sponsor set forth above and in Article X and that neither the Servicer nor any Participant is under any obligation or duty to perform any credit analysis or investigation with regard to the creditworthiness of any Borrower. In addition, the Servicer expressly disclaims any responsibility or liability for the authenticity of signatures on any of the Loan Documents (other than the Servicer's), the authority of the Persons executing the Loan Documents (other than the Servicer) or the enforceability or compliance with laws of any of the Loan Documents.

         SPONSOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT SPONSOR'S GUARANTY OBLIGATIONS TO PURCHASE LOANS UNDER THIS AGREEMENT ARE ABSOLUTE AND UNCONDITIONAL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SPONSOR'S OBLIGATION SHALL NOT BE AFFECTED BY THE EXISTENCE OF ANY DEFAULT BY ANY BORROWER UNDER THE APPLICABLE LOAN DOCUMENTS, ANY EXCHANGE, RELEASE OR NONPERFECTION OF ANY LIEN WITH RESPECT TO ANY COLLATERAL SECURING PAYMENT OF ANY LOAN, THE SUBSTITUTION OR RELEASE OF ANY ENTITY PRIMARILY OR SECONDARILY LIABLE FOR ANY LOAN, ANY LACK OF ENFORCEABILITY OF ANY LOAN DOCUMENT, ANY LAW, REGULATION, OR ORDER OF ANY JURISDICTION AFFECTING ANY LOAN OR LOAN DOCUMENT OR THE RIGHTS OF THE HOLDER THEREOF, ANY CHANGE IN THE CONDITION OR PROSPECTS OF THE BORROWER, INCLUDING WITHOUT LIMITATION, INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING, OR ANY OTHER CIRCUMSTANCE WHICH MIGHT, BUT FOR THE PROVISIONS OF THIS PARAGRAPH, CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OF SPONSOR'S OBLIGATIONS HEREUNDER. SPONSOR'S OBLIGATIONS HEREUNDER SHALL NOT BE AFFECTED BY ANY SET-OFF OR CLAIM WHICH



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

         IT MIGHT HAVE AGAINST THE SERVICER OR ANY PARTICIPANT, WHETHER ARISING OUT OF THIS AGREEMENT OR OTHERWISE, BUT SUBJECT TO SECTION 10.12 BELOW.

10.11    Reinstatement of Obligations.

         The obligations of the Sponsor pursuant to the Operative Documents shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of principal of, interest on or any other amount with respect to any Loan or any obligation of Sponsor pursuant to the Operative Documents is rescinded or must otherwise be restored by the Servicer or any Participant upon the bankruptcy or reorganization of Sponsor, any Borrower or any guarantor or otherwise.

10.12    Right to Bring Separate Action.

         Nothing contained in this Article X shall be construed to affect any other right that Sponsor may otherwise have under this Agreement, or any Operative Document or Loan Documents, at law or in equity to institute an action or assert a claim against the Servicer or any Participant based upon a breach of Servicer's or such Participant's obligations set forth in the Operative Documents or Loan Documents or to assert a compulsory counterclaim with respect thereto and any waiver of notice or other matter set forth in this Article X shall not affect Sponsor's right to seek damages arising from the failure of the Servicer to give such notice otherwise required by the terms of the Operative Documents or Loan Documents.

10.13    Subordination of Liens.

         The Sponsor hereby subordinates the lien and priority of the Sponsor's existing and future liens and other interests, if any, in and to the Collateral to the Servicer's existing and future interest in the Collateral under the Loan Documents notwithstanding the time of attachment of the interests of the Sponsor or the Servicer or the time the Loan Indebtedness or the Subordinated Debt is incurred. Notwithstanding anything to the contrary contained in this Agreement, under applicable law or otherwise, in the event that the liens of the Servicer are at any time unperfected with respect to any or all of the Collateral, the lack of perfection by the Servicer as to any such Collateral shall not affect the validity, enforceability or priority of any lien on the Collateral in favor of the Sponsor. In any such event, the liens of the Sponsor shall have priority over any and all other Liens in favor of any third party with respect to the Collateral (including, but not limited to any trustee under the Bankruptcy Code) and the Sponsor shall be, and is hereby constituted, as the Servicer's agent and bailee for purposes of perfection of the Liens of the Servicer in the Collateral such that the Lien in favor of the Sponsor shall be held by the Sponsor for the benefit of the Servicer and the proceeds of any disposition of the

         Collateral of any Borrower shall be and are in all respects subject to the priority of right to payment and satisfaction of first, the Loan Indebtedness of such Borrower and then, the Subordinated Debt with respect to such Borrower. The lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the applicable Loan Indebtedness or the Subordinated Debt, nor by any action or inaction which either the Servicer or the Sponsors may take or fail to take in respect of the Collateral, except as otherwise provided above in this subsection.

10.14    Exercise of Remedies With Respect to Collateral.

                     (a) Until the Loan Indebtedness of any Borrower has been fully and indefeasibly paid in cash, the Sponsor shall not, without the prior written consent of the Servicer, ask, demand, assign, declare a default under, sue for, liquidate, sell, foreclose, set off, collect, accept a surrender, petition, commence or otherwise initiate any bankruptcy action (or join any other Person in so doing) against the Borrower or its assets or otherwise realize or seek to realize upon all or any part of the Collateral without the prior written consent of the Servicer or as expressly authorized hereunder. In the event that following the occurrence of a Loan Default, the Servicer may from time to time execute releases, partial releases, terminations, reconveyances, subordinations or other documents releasing or otherwise limiting the Servicer's interests in the Collateral in connection with the exercise of the Servicer's remedies or the refinancing of the Defaulted Loan, the Sponsor agrees to execute and deliver at such time such further documents as the Servicer may require to effect a corresponding change to the Sponsor's position in the same Collateral.

                     (b) In the event that the Loan Indebtedness of any Defaulted Loan is not repaid or repurchased by the Sponsor as set forth herein, the Servicer, on behalf of the Participants, shall have the exclusive right to exercise and enforce all privileges and rights with respect to the Collateral according to the Servicer's discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral.

                     (c) Only the Servicer, acting on behalf of the Participants, shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral following the occurrence of a Loan Default where the Loan Indebtedness is not repaid or repurchased by the Sponsor in accordance with the terms hereof. In the event the Servicer releases its Liens on all or any part of the Collateral, the Sponsor will, immediately upon the request of the Servicer, release its Liens upon the same Collateral, but only to the extent such Collateral is sold or otherwise disposed of by the Borrower with the consent of the Servicer or in a commercially reasonable manner by the Servicer or its agents. The Sponsor will immediately deliver such releases, acknowledgments and other documents as the Servicer may require in connection therewith.

                     (d) (i)     In exercising its rights pursuant to this
         Section 10.14, the Servicer agrees that it will not release Liens or Collateral or commence enforcement actions under the Loan Documents without the direction of the Required Participants. The Servicer agrees to administer the Loan Documents and the Collateral and to make such demands and give such notices thereunder as the Required Participants may request and to take such action to enforce the Loan Documents and to realize upon, collect and dispose of the Collateral as the Required Participants may direct. The Servicer shall not be required to take any action that is, in its opinion, contrary to law or the terms of the Loan Documents or the Operative Documents or that would, in the opinion of the Servicer, subject it or any of its officers, employees, agents or directors to liability and the Servicer shall not be required to take any action unless and until it is indemnified to its satisfaction by the Participants for any loss, cost or liability resulting from any required action.

                           (ii)  The Servicer may at any time request
         directions from the Required Participants as to any course of action or other matter relating hereto or relating to any of the Loan Documents. Except as otherwise provided in this Agreement, directions of the Required Participants shall be binding on all Participants hereunder.

                           (iii) Nothing set forth in this Section 10.14 shall modify the rights of the Servicer set forth in Section 3.1.

10.15    Rights Of Sponsor Upon Payment; Cooperation By Servicer.

         Upon receipt by the Servicer of payment in full of the Loan Indebtedness of a Defaulted Loan by Sponsor, Sponsor shall be subrogated to the rights of the Servicer with respect to the Loan and the Servicer shall be deemed to have assigned to Sponsor, and Sponsor shall, to the extent permitted by applicable law, automatically, immediately and without further action by any Person, be entitled to, all rights and remedies that the Servicer may have had against the Defaulted Borrower and any other Persons primarily or secondarily liable on such Defaulted Loan, including without limitation the right to resort to any and all Collateral which secures the Defaulted Loan. The Servicer agrees that, upon receipt of payment in full of the Loan Indebtedness, the Servicer shall:

                     (a) execute on a timely basis, without recourse, representation or warranty of any kind (except as to its own title), all such instruments and documents as are reasonably requested in order to evidence Sponsor's rights hereunder or permit Sponsor to exercise such rights;

                     (b) permit Sponsor at reasonable times and as often as may be reasonably requested to discuss with appropriate Servicer employees and officers the Servicer's experience, relationships, books, accounts and files and to review the Servicer's loan files relating to the purchased Defaulted Loan (and Sponsor hereby agrees to keep all such information confidential); and

                     (c) otherwise reasonably cooperate with Sponsor in the exercise of Sponsor's rights.

         Sponsor shall reimburse the Servicer for its expenses reasonably and actually incurred in complying with this Section.


                              11. INDEMNIFICATION

11.1     Indemnification.

                     (1) In addition to the other rights of the Servicer and the Participants hereunder, Sponsor hereby agrees to protect, indemnify and save harmless the Servicer, each Participant, and the officers, directors, shareholders, employees, agents and representatives thereof (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including, without limitation, reasonable attorney's fees and costs actually incurred), expenses or disbursements of any kind or nature whatsoever, whether direct, indirect, consequential or incidental, with respect to or in connection with or arising out of (i) the execution and delivery of this Agreement, any other Operative Document or any agreement or instrument contemplated hereby or thereby, including without limitation, the Loan Documents, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby, (ii) the making or administration of the Loan Commitments, the Loans or any of them, including any violation of federal or state usury or other laws, provided that with respect to clauses (i) and (ii), Sponsor shall have no obligation to indemnify the Servicer and all Participants for more than one (1) counsel's reasonable fees and expenses, (iii) the enforcement, performance and administration of this Agreement or the Loan Documents or any powers granted to the Servicer hereunder or under any Loan Documents, (iv) any misrepresentation of the Sponsor hereunder, (v) any matter arising pursuant to any Environmental Laws as a result of the Collateral or (vi) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether or not the Indemnified Party is a named party thereto, except to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross



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

         negligence or willful misconduct of such Indemnified Party or arise solely from the nonpayment of any Loan Indebtedness notwithstanding the performance by Sponsor of all of its obligations under the Operative Documents relating to such Loan Indebtedness.

                     (b) Without limiting the generality of the foregoing, and separate and apart from any obligation of Sponsor pursuant to Article X hereof, Sponsor agrees to indemnify and hold harmless each Indemnified Party from and against, and on demand will pay or reimburse any Indemnified Party for, any and all (i) liabilities arising from a breach of any representation or warranty made by Sponsor hereunder (whether or not Sponsor's obligations under Article X have been satisfied), (ii) any breach by Sponsor of its agreements with the Borrowers, (iii) any overadvance to any Borrower caused by the transfer of ACH transfer instructions from the ACTS System to the Servicer by Sponsor resulting in aggregate advances to such Borrower in excess of the Loan Commitment to such Borrower, and (iv) any breach by Sponsor of the terms of its MicroACH Service Agreement with the Servicer or any failure by Sponsor to maintain such agreement in full force and effect.

                     (c) This indemnity shall survive the termination of this Agreement.

11.2     Notice Of Proceedings; Right To Defend

                     (a) Any Person with an indemnification claim (or potential claim) pursuant to Section 11.1 ("Potential Indemnitee") agrees to notify Sponsor (the "Potential Indemnitor") in writing within a reasonable time after receipt by it of written notice of the commencement of any administrative, legal or other proceeding, suit or action by a Person (other than Indemnitee or an affiliate thereof), if a claim for indemnification may be made by the Potential Indemnitee against the Potential Indemnitor under this Article XI.

                     (b) Following receipt by the Potential Indemnitor of any such notice from a Potential Indemnitee, (an "Indemnity Notice"), the Potential Indemnitor shall be entitled at its own cost and expense to investigate and participate in the proceeding, suit or action referred to in the Indemnity Notice. At such time as the Potential Indemnitor shall have acknowledged in writing to the Potential Indemnitee that it will pay any judgment, damages, or losses incurred by the Potential Indemnitee in the proceeding, suit or action referred to in the Indemnity Notice other than those for gross negligence or willful misconduct on the part of the Potential Indemnitee (at which time the "Potential Indemnitor" shall be deemed to be the "Indemnitor" and the "Potential Indemnitee" shall be deemed to be the "Indemnitee"), the Indemnitor shall be entitled, to the extent that it shall desire, to assume the defense of such proceeding, suit or action, with counsel reasonably satisfactory to the Indemnitee. If the Indemnitor shall so assume the defense



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

         of such proceeding, suit or action, the Indemnitor shall conduct such defense with due diligence and at its own cost and expense.

                     (c) In the event that the Indemnitor so assumes the defense of such proceeding, suit or action, the Indemnitor shall not be entitled to settle such proceeding, suit or action without the written consent of the Indemnitee, provided that in the event that the Indemnitee does not consent to such settlement not to be unreasonably withheld or delayed (i) the Indemnitor's indemnification liability in connection with such proceeding, suit or action shall not exceed the amount of such proposed settlement and (ii) Indemnitee shall assume and pay all costs and expenses, including reasonable attorneys' fees, incurred by Indemnitor from the date that the Indemnitor presented the Indemnitee the terms of the proposed settlement. An Indemnitor shall not be liable to an Indemnitee for any settlement of a claim in any proceeding, suit or other action referred to in an Indemnity Notice, consented to by the Indemnitee without the consent of the Indemnitor.

                     (d) A Potential Indemnitor shall be liable to a Potential Indemnitee for a settlement of a claim in any proceeding, suit or other action referred to in an Indemnity Notice consented to by such Potential Indemnitee only if (i) such Potential Indemnitor first had a reasonable opportunity to investigate such claim and participate in such proceeding, suit or action, (ii) the Potential Indemnitee gave the Potential Indemnitor at least ten (10) Business Days notice of the proposed terms of such settlement prior to entering into such settlement and (iii) the Potential Indemnitor did not acknowledge in writing to the Potential Indemnitee, by the expiration of such ten
         (10) Business Days period, or such longer period as may be agreed to by the Potential Indemnitee and Potential Indemnitor that it would pay any judgment, damages or losses incurred by the Potential Indemnitee in such proceeding suit or action.

11.3     Third Party Beneficiaries

         No Persons shall be deemed to be third party beneficiaries of this Agreement. Except as expressly otherwise provided in this Agreement, this Agreement is solely for the benefit of Sponsor and the Servicer, the Participants and their respective successors and permitted assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.


                         12. SURVIVAL OF LOAN FACILITY

         The terms of this Loan Facility Agreement shall survive the termination of the Commitments hereunder and the termination of any Loan Commitment established pursuant the terms hereof until the indefeasible payment in full of each of the Loans outstanding hereunder and Article XI hereof shall survive the termination of this Agreement upon such repayment.



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                            13. CONDITIONS PRECEDENT

         The obligation of the Servicer to establish the initial Loan Commitment pursuant to this Agreement is subject to satisfaction of the following conditions:

13.1     Receipt of Documents.

         The Servicer shall have received the following, each dated as of the Effective Date, in form and substance satisfactory to the Servicer and (except in the case of the Fee Letter) the Participants:

                     (1) Duly executed counterparts of this Agreement.

                     (2) Duly executed counterparts of the Servicing Agreement and the Fee Letter.

                     (3) Duly executed counterparts of the Guaranty Agreement.

                     (4) Copies of the organizational papers of Sponsor and each Guarantor, certified as true and correct by the Secretaries of State of their respective States of incorporation, and certificates from the Secretaries of State of such States of incorporation certifying Sponsor's and each Guarantor's good standing as a corporation in such State.

                     (5) A certificate of the Secretary or Assistant Secretary of each of Sponsor and each Guarantor certifying (i) the names and true signatures of the officers of Sponsor and each Guarantor authorized to execute the Guaranty Agreement, this Agreement, the Servicing Agreement and the other Operative Documents to be delivered hereunder to which each is a party, (ii) the bylaws of Sponsor and each Guarantor, respectively, and (iii) the resolutions of the Board of Directors of each of Sponsor and each Guarantor, respectively, approving the Operative Documents to which each is a party and the transactions contemplated hereby.

                     (6) A favorable written opinion of Kilpatrick Stockton, LLP, counsel for Sponsor and Guarantors, in a form satisfactory to the Servicer and each Participant and covering such matters relating to the transactions contemplated hereby as the Servicer may reasonably request.

                     (7) All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident hereto or delivered



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         in connection therewith shall be satisfactory in form and substance to the Servicer and the Participants.

                     (8) In addition, each of the Participants shall have received a duly executed Participation Certificate from the Servicer and each of the Participants (other than STBA) shall have received payment of the Facililty Fee in accordance with Section 2.4 hereof.


                                14. THE SERVICER

14.1     Appointment of Servicer as Agent.

         To the extent of its ownership interest in the Loans, each Participant hereby designates Servicer as its agent to administer all matters concerning the Loans and to act as herein specified. Each Participant hereby irrevocably authorizes the Servicer to take such actions on its behalf under the provisions of this Agreement, the other Operative Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Servicer by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Servicer may perform any of its duties hereunder by or through its agents or employees.

14.2     Nature of Duties of Servicer.

         The Servicer shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Operative Documents. None of the Servicer nor any of its respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The Servicer shall not have by reason of this Agreement a fiduciary relationship in respect of any Participant; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Servicer any obligations in respect of this Agreement or the other Operative Documents except as expressly set forth herein.

14.3     Lack of Reliance on the Servicer.

                     (1) Independently and without reliance upon the Servicer, each Participant, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Servicer shall have no duty or responsibility, either



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         initially or on a continuing basis, to provide any Participant with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

                     (2) The Servicer shall not be responsible to any Participant for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Guaranty Agreement, and Loan Document or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties or any Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Guaranty Agreement or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties or any Borrower, or the existence or possible existence of any Unmatured Credit Event or Credit Event.

14.4     Certain Rights of the Servicer.

         If the Servicer shall request instructions from the Required Participants with respect to any action or actions (including the failure to act) in connection with this Agreement, the Servicer shall be entitled to refrain from such act or taking such act, unless and until the Servicer shall have received instructions from the Required Participants; and the Servicer shall not incur liability in any Person by reason of so refraining. Without limiting the foregoing, no Participant shall have any right of action whatsoever against the Servicer as a result of the Servicer acting or refraining from acting hereunder in accordance with the instructions of the Required Participants.

14.5     Reliance by Servicer.

         The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Servicer may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

14.6     Indemnification of Servicer.

         To the extent the Servicer is not reimbursed and indemnified by the Credit Parties, each Participant will reimburse and indemnify the Servicer, ratably according to the respective



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         Pro Rata Shares, in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Servicer in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Operative Documents; provided that no Participant shall be liable to the Servicer for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Servicer's gross negligence or willful misconduct.

14.7     The Servicer in its Individual Capacity.

         With respect to its obligations under this Agreement and the amounts advanced by it, the Servicer shall have the same rights and powers hereunder as any other Participant and may exercise the same as though it were not performing the duties specified herein; and the terms "Participants", "Required Participants", or any similar terms shall, unless the context clearly otherwise indicates, include the Servicer in its individual capacity. The Servicer may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Participants.

14.8     Holders of Participation Certificates.

         The Servicer may deem and treat the payee of any Participation Certificate as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Servicer. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Participation Certificate shall be conclusive and binding on any subsequent holder, transferee or assignee of such Participation Certificate or of any Participation Certificate or Certificates issued in exchange therefor.


                               15. MISCELLANEOUS

15.1     Notices.

         All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the



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

         signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Servicer and Sponsor. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Servicer shall not be effective until received.

15.2     Amendments, Etc.

         No amendment or waiver of any provision of this Agreement or the other Operative Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Participants (and in the case of any amendment, the applicable Credit Party), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Participants do any of the following: (i) waive any of the conditions specified in
         Section 2.1 or 11.1, (ii) increase the Participating Commitments or contractual obligations of the Participants to Servicer or Sponsor under this Agreement, (iii) reduce the principal of, or interest on, the Participation Certificates or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Participation Certificates or any fees hereunder, (v) agree to release any Guarantor from its obligations under any Guaranty Agreement or the Sponsor from its obligations pursuant to this Agreement, (vi) modify the definition of "Required Participants," or
         (vii) modify Section 2.10, Article IV, Article IX, Article X or this
         Section 15.2. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Servicer in addition to the Participants required hereinabove to take such action, affect the rights or duties of the Servicer under this Agreement or under any other Operative Document or Loan Document. In addition, notwithstanding the foregoing, the Servicer and the Sponsor may, without the consent of or notice to the Participants, enter into amendments, modifications or waivers with respect to the Servicing Agreement and the Fee Letter as long as such amendments or modifications do not conflict with the terms of this Agreement.

15.3     No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Servicer or any Participant in exercising any right or remedy hereunder or under any other Operative Document, and no course of dealing between any Credit Party and the Servicer or any Participant shall operate as a waiver



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

         thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Operative Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Servicer or any Participant would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Operative Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Servicer or the Participants to any other or further action in any circumstances without notice or demand.

15.4     Payment of Expenses, Etc. Sponsor shall:

                           (1) whether or not the transactions hereby
                     contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Servicer in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Servicer and the Participants with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Unmatured Credit Event or Credit Event, refinancing, renegotiation or restructuring of, this Agreement and the other Operative Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Servicer), and in the case of enforcement of this Agreement or any Operative Document after an Credit Event, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and reasonable disbursements and changes of counsel), for any of the Participants; and

                           (2) Pay and hold the Servicer and each of the
                     Participants harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Participation Certificates, the Loan Documents and any other Operative Documents, any collateral described therein, or any payments due thereunder, and save the Servicer and each Participant harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes.

15.5     Right of Setoff.

         In addition to and not in limitation of all rights of offset that any Participant may have under applicable law, each Participant shall, upon the occurrence of any Credit Event and whether or not such Participant has made any demand or any Credit Party's obligations



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         have matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the other Operative Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Participant or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder.

15.6     Benefit of Agreement; Assignments; Participations.

                     (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Sponsor may not assign or transfer any of its interest hereunder without the prior written consent of the Participants.

                     (b) Any Participant may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Participant.

                     (c) Each Participant may assign all of its interests, rights and obligations under this Agreement (including all of its Participating Commitments and the Funded Participant's Interest at the time owing to it and the Participation Certificates held by it) to any Eligible Assignee; provided, however, that (i) the Sponsor and the Servicer shall each have given its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is an Affiliate of the assigning Participant or, in the case of the Sponsor, unless a Credit Event has occurred and is continuing hereunder, (ii) unless the Participant is assigning its entire Participating Commitment, the amount of the Participating Commitment of the assigning Participant subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Servicer) shall not be less than the lesser of (x) 50% of its Original Participating Commitment or (y) $5,000,000 and shall be divided pro rata amongst the two Facilities, and (iii) the parties to each such assignment shall execute and deliver to the Servicer an Assignment and Acceptance, together with the Participation Certificate subject to such assignment and, unless such assignment is to an Affiliate of such Participant, a processing and recordation fee of $2,500. Within ten (10) Business Days after receipt of the notice and the Assignment and Acceptance, Servicer shall execute and deliver, in exchange for the surrendered Participation Certificate, a new Participation Certificate to the order of the assignor and such assignee in a principal amount equal to the applicable Participating Commitment retained and assumed by it, respectively, pursuant to such Assignment and Acceptance. Such new Participation Certificate shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Participation Certificate, shall be dated the date of the surrendered Participation Certificate which it replaces, and shall otherwise be in substantially the form attached hereto.



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                     (d) Each Participant may, without the consent of Sponsor
         or the Servicer, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Participating Commitment and the Funded Participant's Interest owing to it), provided, however, that (i) no Participant may sell a participation in its Participating Commitment (after giving effect to any permitted assignment hereof) unless it retains an aggregate exposure of 25% of its original Participating Commitment, provided, however, sales of participations to an Affiliate of such Participant shall not be included in such calculation; provided, however, no such maximum amount shall be applicable to any such participation sold at any time there exists an Credit Event hereunder, (ii) such Participant's obligations under this Agreement shall remain unchanged, (iii) such Participant shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iv) the participating bank or other entity shall not be entitled to the benefit (except through its selling Participant) of the cost protection provisions contained in Article II of this Agreement, and (v) Sponsor, Servicer and the other Participants shall continue to deal solely and directly with each Participant in connection with such Participant's rights and obligations under this Agreement and the other Operative Documents, and such Participant shall retain the sole right to enforce the obligations of Sponsor relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement (other than an amendment requiring approval of 100% of the Participants). Each Participant shall promptly notify in writing the Servicer and the Sponsor of any sale of a participation hereunder and shall certify to Sponsor and Servicer its compliance with the terms hereof.

                     (e) Any Participant or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Sponsor or the other Consolidated Companies furnished to such Participant by or on behalf of Sponsor or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of and shall acknowledge the confidential nature of the information, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Sponsor and the Servicer unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority



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         with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Participant, the Servicer or Sponsor relating to such confidential information unless otherwise properly disposed of by such entity.

                     (f) Any Participant may at any time assign all or any portion of its rights in this Agreement to a Federal Reserve Bank; provided that no such assignment shall release the Participant from any of its obligations hereunder.

                     (g) Notwithstanding any provision of this Agreement to the contrary, the Servicer, together with its Affiliates, shall at all times retain a Participating Commitment at least equal to 25% of the aggregate outstanding Loan Commitments.

15.7     Governing Law; Submission to Jurisdiction.

                     (1) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

                     (2) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR ANY OTHER COURT OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, SPONSOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND SPONSOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                     (3) Nothing herein shall affect the right of the Servicer, any Participant, or any Credit Party to commence legal proceedings or otherwise proceed against Sponsor in any other jurisdiction.

15.8     Counterparts.



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         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

15.9     Severability.

         In case any provision in or obligation under this Agreement or the other Operative Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

15.10    Independence of Covenants.

         All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Unmatured Credit Event or an Credit Event if such action is taken or condition exists.

15.11    No Joint Venture.

         Nothing in this Agreement, the Servicing Agreement or any of the Loan Documents shall be construed as constituting Sponsor and the Servicer or any Participant as partners or joint venturers or as creating the relationship of employer and employee, master and servant, principle and agent, or franchisor or franchisee between Sponsor and the Servicer or any Participant. Neither Sponsor nor Servicer or any Participant shall have any right or authority to bind the other party or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. All rights, duties and obligations under this Agreement and the Operative Documents are exclusively for the benefit of Sponsor and the Servicer and Participants, as the case may be, and shall not be deemed to affect any agreement between either of such parties and any third party (including, without limitation, any Borrower).

15.12    Repurchase Right.

         Sponsor may at any time (upon thirty (30) days' prior written notice to Servicer) purchase from Servicer all Loans and Loan Commitments and all rights, titles and interests of the Servicer and the Participants in and to the Loan Documents and the Collateral relating thereto for a purchase price (payable in immediately available funds) equal to the



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         aggregate Loan Indebtedness, plus all amounts otherwise owing by the
         Sponsor pursuant to the Operative Documents, and the Servicer shall assign, without recourse, representation or warranty (except as to its own title), its right, title and interest therein to Sponsor upon the Servicer's receipt of such purchase price. Thereafter, Servicers shall have no responsibility with respect to any Loans or Loan Commitments.

15.13    Effect on Existing Facility Agreement; Execution of New Loan Documents.

         Upon the Effective Date, all loans and loan commitments outstanding pursuant to the Existing Facility Agreement shall be deemed to be Loans and Loan Commitments outstanding hereunder pursuant to the Franchisee Commitment and the Existing Facility Agreement shall be of no further force and effect, except to the extent that certain indemnities set forth therein are deemed to expressly survive the termination thereof. The Sponsor covenants and agrees with the Servicer and the Participants that it shall, within forty-five (45) days after the Effective Date, cause each borrower under the Existing Facility to execute and deliver Loan Documents in the form attached to the Operative Documents to the Servicer in replacement of the existing loan documents of such Borrower. The Sponsor further acknowledges and agrees that the failure to comply with this covenant shall constitute a Credit Event hereunder.

15.14    Confidentiality.

         Each Participant agrees that it will maintain in confidence and will not disclose, publish or disseminate, to any Person, any confidential information which it has or shall acquire during the term of this Agreement relating to the business, operations and condition, financial or otherwise of the Sponsor or any Borrower, except that such information may be disclosed by such Participant if and to the extent that:

                           (1) such information is in the public domain at the time of disclosure;

                           (2) such information is required to be disclosed by subpoena or similar process of applicable law or regulations;

                           (3) such information is required to be disclosed to any regulatory or administrative body or commission to whose jurisdiction such Participant or any of its Affiliates may be subject;

                           (4) such information is disclosed to counsel, auditors or other professional advisors to such Participant or to affiliates of such Participant provided that such affiliates agree to keep such information confidential as set forth herein;



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                           (5) such information is disclosed with the prior
         written consent of the Sponsor or the relevant Borrower, as the case may be, which consent shall not be unreasonably withheld or delayed;

                           (6) such information is disclosed in connection with any litigation or dispute between such Participant and the Sponsor or any Borrower concerning the Operative Documents or the Loan Documents of such Borrower;

                           (7) such information is disclosed in connection with a prospective assignment, grant of a participation interest in or other transfer by such Participant of any of its interest in the Operative Documents, provided that the Person to whom such information shall be disclosed shall have agreed to keep such information confidential as set forth herein;

                           (8) such information was in the possession of such Person or such Person's affiliates without obligation of confidentiality prior to such Participant furnishing it to such Person; or

                           (9) such information is received by such Participant, without restriction as to its disclosure or use, from a Person, who, to such Participant's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality.

         Each Participant agrees to use its best efforts to give the Sponsor prompt notice of any subpoena or similar process referred to in clause (ii) above, provided that such Participant shall have no liability in event such notice is not given.

15.15    Headings Descriptive; Entire Agreement.

         The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Operative Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

                      [Signatures Set Forth on Next Page]



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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


Address for Notices:                        AARON RENTS, INC.

309 East Paces Ferry Road, NE               By:______________________________
Atlanta, Georgia 30305                          Gilbert L. Danielson
Attn: Gilbert L. Danielson                      Vice President, Finance;
Telecopy: 404-240-6584                          Chief Financial Officer


                                            Attest:___________________________
                                                    Keith C. Groen
                                                    Secretary

                                                    [Corporate Seal]

Address for Notices:                        SUNTRUST BANK, ATLANTA, as
                                             Servicer
25 Park Place, N.E.
Atlanta, Georgia 30303
Attention: Center No. 113                   By:______________________________
Telecopy No. (404) 724-3716                     Title:

with a copy to:
                                            By:______________________________
R. Michael Dunlap                               Title:
25 Park Place
23rd Floor
Atlanta, Georgia 30303

Address for Notices:                        SUNTRUST BANK, ATLANTA

25 Park Place, N.E.
Atlanta, Georgia  30303
Attention: Center No. 113                   By:______________________________
Telecopy No.: (404) 724-3716                    Name:
                                                Title:
with a copy to:

R. Michael Dunlap                           By:______________________________
25 Park Place                                   Name:
23rd Floor                                      Title:
Atlanta, Georgia 30303

Participating Commitment: $19,000,000.00
Pro Rata Share:  47.50%

Address for Notices:                        THE FIRST NATIONAL BANK OF CHICAGO

One First National Plaza
Suite No. 0324
Chicago, Illinois  60606                    By:______________________________
Attn:  Mr. Brett Neubert                        Title:_______________________
Telecopy:  (312) 732-5296



Participating Commitment: $7,000,000.00
Pro Rata Share: 17.50%

Address for Notices:                        FIRST UNION NATIONAL BANK

999 Peachtree Street
12th Floor
Atlanta, Georgia 30309
Attention:  Jonathan Hook                   By:_______________________________
Telecopy:  (404) 225-4255                       Title:________________________
Participating Commitment: $7,000,000.00
Pro Rata Share: 17.50%

Address for Notices:                        SOUTHTRUST BANK, N.A.

600 West Peachtree Street
22nd Floor
Atlanta, Georgia  30308                     By:_______________________________
Attention:  Mark Crosswell                      Title:________________________
Telecopy:  (404) 853-5766


Participating Commitment: $7,000,000.00
Pro Rata Share: 17.50%

                                    EXHIBIT A
                                       TO
                         THE LOAN FACILITY AND GUARANTY

                                     FORM OF
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT


         ASSIGNMENT AND ACCEPTANCE AGREEMENT (the "Assignment Agreement") dated as of _______________________, 19__ between __________ ("Assignor") and
__________________________________ ("Assignee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Facility Agreement and Guaranty referred to below.

                              W I T N E S S E T H:

         WHEREAS, Assignor is a party to that certain Loan Facility Agreement and Guaranty, dated as of January 20, 1998 (as amended, restated, modified or supplemented from time to time, the "Loan Facility Agreement"), by and among Aaron Rents, Inc., a Georgia corporation (the "Sponsor"), and SunTrust Bank, Atlanta ("STBA") and each of the other lending institutions party thereto (STBA, such lenders, together with any assignees thereof becoming "Participants") and SunTrust Bank, Atlanta, a banking corporation organized and existing under the laws of Georgia, as servicer and agent for the Participants (in such capacity, the "Servicer"); and

         WHEREAS, Assignor has a Participating Commitment of $___________ under the Loan Facility Agreement pursuant to which it has outstanding a Funded Franchisee Participant's Interest of $______________, and a Funded Qualified Franchisee Participant's Interest of $_______________, for a total Funded Participant's Interest of $_______________; and

         WHEREAS, Assignor and Assignee wish Assignor to assign to Assignee its rights under the Loan Facility Agreement with respect to a portion of its Participating Commitment and of its outstanding Funded Participant's Interest; and

         WHEREAS, Assignor and Assignee wish Assignee to assume the obligations of Assignor under the Loan Facility Agreement to the extent of the rights so assigned;

         THEREFORE, upon the terms and conditions hereafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

      1. Assignment. Assignor hereby assigns to Assignee, without recourse, or representation or warranty (other than expressly provided herein) and subject to
Section 4(b) hereof,

___% as the "Assignee's Share" ("Assignee's Share") of all of Assignor's rights, title and interest arising under the Loan Facility Agreement relating to Assignor's Participating Commitment and Funded Participant's Interest heretofore made by the Assignor under the Loan Facility Agreement. The dollar amount of Assignee's Share of Assignor's Participating Commitment is $__________ and the dollar amount of Assignee's Share of Assignor's outstanding Funded Participant's Interest is $__________.

      I. Assumption. Assignee hereby assumes from Assignor all of Assignor's obligations arising under the Loan Facility Agreement relating to Assignee's Share of Assignor's Participating Commitment and of the Funded Participant's Interest. It is the intent of the parties hereto that Assignor shall be released from all of its obligations under the Loan Facility Agreement relating to Assignee's Share.

      2. Assignments; Participations. Assignee may not assign all or any part of the rights granted to it hereunder or grant participations in all or any part of the rights granted to it hereunder except in accordance with the provisions of Section 15.6 of the Loan Facility Agreement.

      3.   Payment of Interest and Fees to Assignee.

      a. As of the date hereof, interest is payable in respect of Assignee's Share of the Funded Franchisee Participant's Interest (computed on the basis of actual number of days elapsed over a year of 360 days) at a rate per annum equal to one and one quarter of one percent (1.25%) above the Adjusted LIBO Rate, and in respect of Assignee's Funded Qualified Franchisee Participant's Interest, interest is payable (computed on the basis of actual number of days elapsed over a year of 360 days) at a rate per annum equal to one and one half percent (1.50%) above the Adjusted LIBO Rate.

      b. As of the date hereof, a Commitment Fee equal to 0.125% per annum is payable on the Assignee's Share of the average daily unused portion of the Participating Commitment.

      c. Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignor receives or collects any payment of interest on its Funded Participant's Interest attributable to Assignee's Share or any payment of the Commitment Fee attributable to Assignee's Share which, in any such case, are required to be paid to Assignee pursuant to clause (a) and (b) above, Assignor shall distribute to Assignee such payment but only to the extent such interest or fee accrued after the Assignment Effective Date (as hereinafter defined).

      d. Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignee receives or collects any payment of interest on the Funded Participant's Interest or any payment of the Commitment Fee which, in any such case, is required to be paid to Assignor pursuant to clause (a) or (b) above, Assignee shall distribute to Assignor such payment.

      4. Payments on Assignment Effective Date. In consideration of the assignment by Assignor to Assignee of Assignee's Share of Assignor's Participating Commitment and Funded Participant's Interest as set forth above, Assignee agrees to pay to Assignor on or prior to the Assignment Effective Date an amount specified by Assignor in writing on or prior to the Assignment

Effective Date which represents Assignee's Share of the principal amount of the Funded Participant's Interest of Assignor outstanding on the Assignment Effective Date.

      II.  Effectiveness.

      1. This Assignment Agreement shall become effective on the date (the "Assignment Effective Date") (which is at least five days after the date hereof) on which (i) Assignor and Assignee shall have signed a copy hereof (whether the same or different copies) and, in the case of Assignee, shall have delivered same to Assignor, (ii) the Sponsor shall have consented hereto, (iii) a copy of the fully executed Assignment Agreement, a fee of $2,500 and the Participation Certificate evidencing the Participating Commitment and Funded Participant's Interest assigned hereby shall have been delivered to the Servicer, and (iv) Assignee shall have paid to Assignor the amount set forth in Section 5.

      2. It is agreed that all interest attributable to Assignee's Share of the Funded Participant's Interest of Assignor and all Commitment Fees attributable to Assignee's Share, which, in each case, accrues on and after the Assignment Effective Date shall be paid directly to the Assignee in accordance with the Loan Facility Agreement.

      5. Amendment of Loan Facility Agreement. On the Assignment Effective Date the Loan Facility Agreement shall be amended by deeming the signature of Assignee herein as a signature to the Loan Facility Agreement. The Assignee shall be deemed a "Participant" for all purposes under the Loan Facility Agreement and shall be subject to and shall benefit from all of the rights and obligations of a Participant under the Loan Facility Agreement. The address of the Assignee for notice purposes shall be as set forth below, and the Loan Facility Agreement shall be amended by deeming such signature page and address to be included thereon. Without limiting the generality of the foregoing, Assignee agrees that it will perform its obligations as a Participant under the Loan Facility Agreement as required by the terms thereof and Assignee appoints and authorizes the Servicer to take such actions as Servicer on its behalf and exercise such powers under the Loan Facility Agreement and the other Operative Documents as are delegated to the Servicer by the terms of the Loan Facility Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto.

      6. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other party as follows:

      1. it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement;

      2. the making and performance by it of this Assignment Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

      3. this Assignment Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

      4. all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of its obligations under this Assignment Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Assignment Agreement.

      7. Expenses. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with the preparation and execution of this Assignment Agreement.

      8.   Miscellaneous.

      1. Assignor shall not be responsible to Assignee for the execution (by any party other than the Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Loan Facility Agreement, or the Participation Certificates or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Assignor to Assignee or by or on behalf of the Sponsor or any Guarantor to Assignor or Assignee in connection with the Loan Facility Agreement or the Participation Certificates and the transactions contemplated thereby. Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in the Loan Facility Agreement or the Participation Certificates or as to the existence or possible existence of any event which constitutes a Credit Event or an Unmatured Credit Event.

      2. Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Sponsor and each Guarantor in connection with the assignment of Assignee's Share of Assignor's Participating Commitment to Assignee hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Sponsor and each Guarantor. Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of either the Sponsor or any Guarantor.

      3. THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

      4. No amendment or waiver of any provisions of this Assignment Agreement shall in any event be effective unless the same shall be in writing and signed by both parties.

      5. This Assignment Agreement may be executed in any number of counterparts and the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

      6. The Assignor may at any time or from time to time grant to others assignments or participations in its Participating Commitment or its Funded Participant's Interest but not in the portions thereof assigned to Assignee pursuant to this Assignment Agreement. The Assignor represents and warrants that it has not at any time prior to the Assignment Effective Date encumbered or assigned the portion of its Participating Commitment or its Funded Participant's Interest being assigned hereunder.

      7. All payments hereunder or in connection herewith shall be made in Dollars and in immediately available funds, if payable to the Assignor, to the account of the Assignor at its address as designated in the Loan Facility Agreement, and, if payable to the Assignee, to the account of the Assignee's address, as designated on the signature page hereof.

      8. This Assignment Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that neither of the parties may assign or transfer any of its rights or obligations under this Assignment Agreement without the prior consent of the other party.

      9. All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transaction contemplated hereby.

     10. The Assignee acknowledges receipt of copies of the documents received in connection with the transactions contemplated by the Loan Facility Agreement and this Assignment Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the day and year date first above written.

                                           [NAME OF ASSIGNOR]


                                           By:__________________________________
                                            Title:


Assignee's Share of                        [NAME OF ASSIGNEE]
Participating Commitment

$_______________________                   By:_________________________________
                                            Title:

Assignee's Share of
Funded Participant's Interest:

$_______________________

Assignee's Share of
Funded Franchisee
Participant's Interest:

$_______________________

Assignee's Share of Funded
Qualified Franchisee
Participant's Interest:

$_______________________


Address:





Tel. No:____________________
Fax No: ____________________

CONSENTED TO AS OF THE
DATE SET FORTH ABOVE:

AARON RENTS, INC.


By:____________________________
 Title:__________________


SUNTRUST BANK, ATLANTA,
as Servicer


By:____________________________
 Title:__________________

                                   EXHIBIT B
                                      TO
                            LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                    FORM OF
                     LINE OF CREDIT AND SECURITY AGREEMENT
                             (Franchisee Borrower)



         THIS LINE OF CREDIT AND SECURITY AGREEMENT (this "Agreement") dated as of ____________ ___, 199__, is made between _______________________, [a
__________ corporation] [a ____________ partnership] [a _________ limited liability company] ("Borrower"), and SUNTRUST BANK, ATLANTA ("Bank"), a Georgia banking corporation having its principal office in Atlanta, Georgia.

                              W I T N E S S E T H:

         WHEREAS, Borrower engages in the business of renting and selling furniture, electronics, appliances, jewelry and other household goods and is a franchisee of Aaron Rents, Inc., a Georgia corporation ("Aaron");

         WHEREAS, Borrower has requested and Bank has agreed to establish a line of credit for Borrower in order for Borrower to purchase inventory for use in connection with its Aaron's Rental Purchase franchise; and

         WHEREAS, Borrower and Bank wish to enter into this Agreement to set forth the terms and conditions of Bank's establishment of a revolving line of credit for Borrower;

         THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


1. DEFINITIONS AND RULES OF CONSTRUCTION

         1.1. As used in this Agreement, the following terms shall have the meanings set forth below (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "Account" means any right of Borrower to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not earned by perfor mance.

         "Account Debtor" means any Person who is liable on an Account.

         "ACTS System" shall mean Aaron's proprietary software system, as modified from time to time, used by Aaron and its franchisees, such as Borrower.

         "Advance" shall mean an advance of funds by Bank on behalf of Borrower pursuant to the Master Note executed by Borrower.

         "Agreement" means this Line of Credit and Security Agreement and all exhibits, riders and schedules at any time executed by the parties and made a part hereof by reference, either as originally executed or as hereafter amended, modified or supplemented from time to time.

         "AOR Report" shall mean an "Agreements on Rent" report tracking the number of units on rent, idle units, re-rents and new rents, scheduled and early payouts, and charged off and skipped units, and including the net monthly rental income and a weekly or monthly delinquency figure.

         "Applicable Law" means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, without limitation, all applicable law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

         "Approved Invoice" means an invoice for the aggregate purchase price of Merchandise purchased by Borrower with a purchase order approved by Aaron.

         "Asset Disposition" shall mean (i) all sales of Merchandise; (ii) all Rental/Purchase Contracts with respect to Merchandise with a "same as cash option" regardless of term (i.e., 90, 120, 180 days); (iii) all Merchandise which is determined to have been stolen; (iv) all Merchandise that is destroyed, lost or otherwise removed from the premises of Borrower other than pursuant to a Rental/Purchase Contract or by outright sale or for repair work; and (v) all "skipped" Merchandise which is Merchandise subject to a Rental/Purchase Contract.

         "Asset Disposition Prepayment" shall have the meaning set forth in
Section 2.8(b) hereof.

         "Balances" means all monies and funds of Borrower at any time on deposit with Bank.

         "Bank" shall mean SunTrust Bank, Atlanta and its successors and assigns.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as may be amended from time to time.

         "Books and Records" means all of Borrower's books and records evidencing or relating to its business, financial condition or the Collateral, including, but not limited to, all customer lists, ledgers, invoices, purchase orders, financial statements, computer tapes and disks.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Atlanta, Georgia are authorized by law to close.

         "Chattel Paper" shall have the meaning ascribed to it in the Code.

         "Closing Date" means the date upon which the initial Advance with respect to the Loan is funded.

         "Closing Fee" shall have the meaning given to such term in Section 2.9 hereof.

         "Code" means the Uniform Commercial Code as adopted in force in the State of Georgia.

         "Collateral" shall have the meaning given to such term in Section 3.1 hereof.

         "Collateral Agreement" means an agreement executed by Borrower and any other Persons primarily or secondarily liable for all or part of the Loan or granting a security interest to Bank in specified Collateral as security for the Loan, including without limitation, this Agreement and any Guaranties.

         "Commitment Fee" shall have the meaning set forth in Section 2.10 hereof.

         "DDA Account" shall mean Borrower's Demand Deposit Account into which Bank shall deposit the Advances for the sole purpose of paying, by means of ACH transfer, Approved Invoices arising from purchases of Merchandise from a supplier.

         "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above.

         "Debt Service" shall mean, for any particular period, the total required payments of principal, interest and fees made by Borrower with respect to its Debt during such period to the extent that such Debt arises pursuant to this Agreement or any other financing arrangement with respect to Merchandise.

         "Default Condition" means the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

         "Default Rate" means the annual percentage interest rate applied to the principal of the Loan not paid when due under the terms of the applicable Loan Documents, which rate shall equal the sum of two percent (2%) per annum plus the Floating Rate.

         "Delinquent Payment Fee" shall have the meaning given to such term in
Section 2.11 hereof.

         "Documents" shall have the meaning ascribed to it in the Code.

         "Environment" means navigable waters, waters of the contiguous zone, ocean waters, natural resources, surface waters, ground water, drinking water supply, land surface, subsurface strata, ambient air, both inside and outside of buildings and structures.

         "Environmental Laws" means federal, state, local and foreign laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety, including, but not limited to the release or threatened release of Hazardous Substances into the Environment or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

         "Equipment" means all machinery, equipment, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of Borrower, including, but not limited to, all items described on the Equipment Schedule (if attached) and all substitutions and replacements thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning given to such term in Section 9 hereof.

         "Floating Rate" means a rate of interest per annum equal to the Prime Rate plus an additional ____ percent (____%) per annum, such rate to change as and when the Prime Rate changes.

         "Franchise Agreement" means the written agreement between Aaron and Borrower whereby Borrower is authorized to establish an "Aaron's Rental Purchase" franchise.

         "GAAP" means generally accepted accounting principles in the United States, consistently applied.

         "General Intangibles" shall have the meaning ascribed to it in the Code and shall include, without limitation, all of Borrower's tax refund claims, patents, copyrights, licenses, trademarks, trade names, service marks, patent applications and choses in action.

         "Guarantor" means each Person who now or hereafter guarantees payment of the whole or any part of the Loan Indebtedness.

         "Guaranty" means any Guaranty Agreement executed by each of the partners, shareholders, and where not prohibited by law, the spouses of such persons, of Borrower, or such other Persons as may be required by the Bank, in favor of the Bank with respect to the obligations of Borrower with respect to the Loan in the form provided by the Bank, as the same may be amended, restated or supplemented from time to time.

         "Hazardous Substances" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste, including without limitation, any such substance regulated under or defined by any Environmental Law.

         "Instrument" shall have the meaning ascribed to it in the Code.

         "Inventory" means all inventory of Borrower, including, without limitation, all raw materials, work-in-process, finished goods, goods being leased pursuant to Rental/Purchase Contracts, and other goods held by Borrower for sale or lease or furnished under contracts of service.

         "Lien" means any interest in property securing an obligation, whether such interest is based on the common law, statute or contract, including, without limitation, a security interest, lien or security title arising from a security agreement, mortgage, security deed, trust deed, pledge or condition sale, or a lease, consignment or bailment for security purposes.

         "Loan" means, as of any date of determination, the aggregate amount of Advances outstanding pursuant to the Loan Commitment from the Bank to Borrower established pursuant to Section 2 hereof.

         "Loan Account" means the internal bank loan account established by the Bank for Borrower.

         "Loan Commitment" means the committed amount of the loan facility established by the Bank in favor of Borrower in the amount not exceeding, and upon the terms described in, this Agreement.

         "Loan Documents" means this Agreement, the Master Note, the Collateral Agreements, any other documents relating to the Loan delivered by Borrower or any guarantor or surety thereof to the Bank and any amendments thereto.

         "Loan Indebtedness" means all amounts due and payable by Borrower under the terms of the Loan Documents with respect to the Loan Commitment and the Advances made thereunder, including, without limitation, outstanding principal, accrued interest, any late charges, and all reasonable costs and expenses of any legal proceeding brought by the Bank to collect any of the foregoing (including without limitation, reasonable attorneys' fees).

         "Loan Term" shall have the meaning set forth in Section 2.4 hereof.

         "Master Note" means the note of Borrower, substantially in the form attached hereto as Exhibit A, setting forth the obligation of Borrower to repay the Loan.

         "Materially Adverse Effect" shall mean any materially adverse change in
(i) the business, results of operations, financial condition, assets or prospects of the Borrower, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement, or (iii) the ability of the Guarantors (taken as a whole) to perform their respective obligations under the Guaranty.

         "Maturity Date" shall have the meaning set forth in Section 2.3 hereof.

         "Merchandise" means goods distributed or sold to Borrower through Aaron.

         "Net Book Value" means, for any item of Merchandise, the cost of such Merchandise less accumulated depreciation as calculated in accordance with the ACTS System.

         "Opening Date" shall mean with respect to each store location, the date determined by Aaron to be the opening date of such location in accordance with its standard practice, as notified to the Bank.

         "Payment Date" means with respect to the Loan, the 20th day of each calendar month, provided, however, if such day is not a Business Day, the next succeeding Business Day.

         "Payment Period" shall mean a period of one (1) month; provided that
(i)the first day of a Payment Period must be a Business Day, (ii) any Payment Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (iii) the first Payment Period hereunder shall commence on the date hereof and shall end on the last day of the next succeeding calendar month, and (iv) the first day of any succeeding Payment Period shall be the last day of the Preceding Payment Period and shall end on the last day of the next succeeding calendar month.

         "Permitted Liens" means Liens in favor of Bank or Aaron; Liens for taxes not yet due or payable; statutory Liens securing the claims of materialmen, mechanics, carriers and landlords for labor, materials, supplies or rentals incurred in the ordinary course of Borrower's business, but only if payment thereof is not at the time required and such Liens are at all times junior in priority to the Liens in favor of Bank; Liens shown on Exhibit B (if any); and Liens hereafter consented to by Bank in writing.

         "Person" means a corporation, an association, partnership, an organization, a business, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

         "Prime Rate" means the per annum rate of interest designated from time to time by the Bank to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of the Bank on the day of such change. The prime rate is one of several reference rates used by the Bank and the Bank makes loans at rates both higher and lower than the Prime Rate.

         "Quarterly Covenant Compliance Report" shall mean that Quarterly Covenant Compliance Report substantially in the form of Exhibit D attached hereto.

         "Rental/Purchase Contract" means a contract between Borrower and a customer to rent Merchandise in the form approved by Aaron (and which may included purchase options).

         "Rental Revenue" means, for any period, the gross revenues of Borrower from rentals to the public of Borrower's furniture inventory and rental equipment including, without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient fund fees, reinstatement fees, but excluding all retail sales proceeds and sales taxes.

         "Solvent" means, as to any Person, such Person (i) is able to pay, and does pay, its debts as they mature and (ii) has a positive tangible net worth determined in accordance with GAAP.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Borrower.

         "Tangible Net Worth" means, with respect to the Borrower as of any date of termination, the excess of the total assets of the Borrower over the Total Liabilities of the Borrower, determined in accordance with GAAP consistently applied, excluding from the calculation of total assets the notes receivables from shareholders of the Borrower and including in such calculation of total assets the franchise fees as shown on the balance sheet of the Borrower as of such date.

         "Total Liabilities" means, with respect to the Borrower, as of any date of determination, total liabilities determined in accordance with GAAP consistently applied, but excluding therefrom Debt of the Borrower which is subordinated to the Loan Indebtedness owing to the Bank pursuant to a subordination agreement in form and substance satisfactory to the Bank.

         1.2. Accounting Terms and Determination. Accounting terms used in this Agreement such as "amortization," "depreciation," "interest expense," and "tangible net worth" shall have the meaning normally given them by, and shall be calculated (both as to amounts and classification of items) in accordance with, GAAP. Any pronoun used herein shall be deemed to cover all genders.

All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations, and all references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.  LOAN; USE OF PROCEEDS.

         2.1. Establishment of DDA Account; Loan Account. (a) Prior to the Closing Date, Bank shall establish a DDA Account for Borrower. In addition, at the request of Borrower and subject to the compatibility of computer systems, Bank will provide Borrower with computer access to the Bank's records with respect to such DDA Account for the purposes of monitoring activity in the account. Borrower hereby consents and acknowledges that Aaron shall be given computer access to such DDA Account.

                  (b) Prior to the Closing Date, Bank shall also establish on its books an internal loan account in Borrower's name (the "Loan Account") in which Bank shall record, in accordance with customary accounting practice, all charges, expenses and other items properly chargeable to Borrower; all payments made by Borrower on account of indebtedness evidenced by the Loan Account; all proceeds of Collateral which are finally paid to Bank at its office in cash or solvent credits; and other appropriate debits and credits. The debit balance of the Loan Account shall reflect the amount of Borrower's Loan Indebtedness from time to time by reason of the Loan and other appropriate charges hereunder. At least once each month, Bank shall render a statement of account for the Loan Account, which statement shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank's sending of said statement to Borrower.

         2.2. Advances. (a) Upon Borrower's execution of this Agreement and compliance with its terms and subject to Bank's confirmation that Bank has a first priority security interest in the Col lateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Loan Commitment. Bank shall make such Advances into the DDA Account for the sole purpose of honoring requests from Borrower, made through the ACTS System, for ACH transfers to suppliers of Merchandise in payment of Approved Invoices. Borrower shall not use the DDA Account for any other purpose. The maximum principal amount of Advances at any time outstanding pursuant to this Agreement shall not exceed ____________________ ($ ___________) (the "Loan Commitment").

                  (b) On a daily basis, Borrower shall submit purchase order requests for Merchandise to Aaron. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (i) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (ii) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than Loan Proceeds. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When

Borrower wishes to pay such invoice, Borrower, subject to availability of the Loan Commitment, shall pay such invoice by directing the Bank, through the ACTS System, to pay such invoice by means of an ACH transfer from its DDA Account. Any directions for ACH transfers correctly inputted into the ACTS System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be paid by the Bank no later than the third Business Day thereafter, unless Borrower is otherwise notified by Aaron or the Bank.

                    (c) Upon receipt of the request for an ACH transfer, (provided that such request relates to an Approved Invoice), the Bank shall honor such request by making an Advance pursuant to the Loan Commitment in the amount of such request into the Borrower's DDA Account and automatically forwarding such amount to the supplier by means of an ACH transfer in accordance with the instructions of Borrower. In the event that a request for an ACH transfer is presented for payment and Borrower's availability pursuant to the Loan Commitment is insufficient to honor such request, the Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly DDA Account statement in the form customarily used by Bank for its commercial customers and a loan account statement.

                    (d) On the last day of each calendar month, Bank shall determine the aggregate amount of Advances made to Borrower during such month and shall subtract therefrom payments received by Bank from Borrower with respect to Asset Dispositions since the cut-off date of the last statement of Borrower. The remaining principal amount of Advances made to Borrower during the month shall be amortized into eighteen (18) equal payments of principal due and payable on the next succeeding Payment Dates. On the 10th day of each calendar month, Bank shall mail to Borrower a bill setting forth the total amount of principal and interest due on the next Payment Date which bill shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank's sending of said bill to Borrower.

         2.3. Master Note; Repayment. The Loan Commitment shall be evidenced by a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A attached hereto (the "Master Note"). The Master Note shall be dated as of the date hereof and shall be payable to the order of Bank in the stated principal amount of the Loan Commitment. Payments of principal and interest shall be due and payable by Borrower to Bank on each Payment Date and subject to the provisions of Section 2.4 below, on the effective date of termination of the Loan (the "Maturity Date"), unless sooner accelerated in accordance with the terms hereof. Except as provided below, all payments of principal of, or interest on, the Loan Documents (including Asset Disposition Prepayments) and all other sums due under the terms of the Loan shall be made in either (x) immediately available funds (including ACH transfers), or (y) checks or money orders made payable to the Bank at its principal office in Atlanta, Georgia in accordance with written instructions provided by the Bank. All voluntary prepayments of the Loan shall be made to the Bank at its Strategic Partner Programs Department in Atlanta, Georgia using preprinted envelopes provided by the Bank for such purpose or, if such envelopes are unavailable, mailed to the following address:

                           [SUNTRUST BANK, ATLANTA
                           STRATEGIC PARTNER PROGRAMS DEPARTMENT
                           CENTER 113
                           P. O. BOX 4418
                           ATLANTA, GEORGIA  30302]

         2.4. Loan Term; Voluntary Termination. The original term of the Loan Commitment shall be for a period of one year from the Closing Date (the "Loan Term"). Thereafter, the Loan Term shall automatically be extended on each anniversary of the Closing Date for an additional one year period unless either party terminates the Loan as set forth hereunder. Upon ninety (90) days prior written notice to the other party at any time, either party may, at its option, terminate the Loan Commitment. Bank may also terminate the Loan Commitment pursuant to Section 10 hereof. Upon the effective date of a termination of the Loan Commitment effected by Borrower, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank's security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid. In the event Bank elects to terminate,
(i) Bank shall continue to make Advances until the effective date of the termination and (ii) Advances outstanding at the effective date of the termination shall be repaid according to the eighteen (18) month amortization schedule described in Section 2.2(d) above, which eighteen (18) month amortization schedule shall remain in effect in the event Borrower's Line of Credit is canceled.

         2.5. Interest. (a) From and after the date hereof, interest shall accrue on the unpaid principal amount of the Loan Indebtedness at the Floating Rate. Interest shall be calculated daily and shall be computed on the basis of actual days elapsed over the period of a 360-day year unless reference to a 365 or a 366-day year is necessary in order not to exceed the highest rate permissible under Applicable Law. After the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of the Loan shall bear interest at the Default Rate, which shall be payable upon demand.

                    (b) In no contingency or event whatsoever shall the amount paid or agreed to be paid to Bank for the use, forbearance or detention of money advanced under this Agreement exceed the highest lawful rate permissible under Applicable Law. It is the intent hereof that Borrower will not pay or contract to pay, and that Bank not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be charged to and paid by Borrower under Applicable Law. All interest (and charges deemed interest) paid or agreed to be paid to Bank shall, to the extent permitted by Applicable Law, be amortized, pro rated, allocated and spread in equal parts throughout the full term hereof until payment in full of the principal amount of the Loan Indebtedness owing hereunder (including the period of any renewal or extension hereof) so that interest on the principal amount of the Loan Indebtedness outstanding hereunder for such full period will not exceed the maximum amount permitted by Applicable Law.

         2.6. Loan Prepayment. Borrower shall have the right to prepay the Loan in whole or in part upon at least five (5) Business Days' prior written notice to Bank, provided, however, that mandatory prepayment shall be required for Asset Dispositions. Partial prepayments of the Loan (other than proceeds of Asset Dispositions which shall be applied as set forth in the following Section 2.8(d)) shall be applied to reduce the current month's Advances with any excess prepayment applied to unpaid principal payments of the Loan in inverse order of maturity.

         2.7. Audits. Borrower hereby consents and authorizes Aaron or the Bank or any agent or representative thereof to conduct periodic field audits of Borrower. Such field audits may include, without limitation, examinations of the payment receipts, tax returns, bank statements, loan statements, Rental/Purchase Contracts, inventory on hand, computer-generated reports of Asset Dispositions, Rental Revenue and other financial data necessary to determine the accuracy and validity of the reports, compliance certificates, financial reports and other information forwarded to either of the Bank or Aaron by Borrower in connection with the Loan.

         2.8. Asset Dispositions. (a) All Merchandise financed by the Bank must be serialized by means of the ACTS System for appropriate reconciliation of Advances and receipt of Merchandise and for purposes of tracking Asset Dispositions. Borrower shall be obligated to furnish serial numbers for all Merchandise purchased directly to Aaron on a monthly basis (and, if available, on a weekly basis) by transmittal of Borrower's receiving report (containing ACTS numbers) directly to Aaron on the ACTS System. As set forth more fully below, Aaron will maintain and track such information as agent for the Bank and the Bank shall at all times have access to such information.

                    (b) If an Asset Disposition occurs, Borrower shall immediately report such Asset Disposition to Aaron by means of the ACTS System, such information to include the ACTS numbers, and if assigned, the serial numbers of the Merchandise subject to the Asset Disposition, the Net Book Value of such Merchandise and the proceeds received by Borrower therefrom. Aaron, on a monthly (and if available, weekly) basis, shall transmit all such information to the Bank in a summary form. Based solely on such information provided by Aaron, the Bank will notify Borrower on a monthly basis, of the amount of the required prepayment (the "Asset Disposition Prepayment") of the aggregate outstanding amount of the Loan due on the next Payment Date which amount shall be equal to the Net Book Value of the Asset Dispositions during the preceding month. The Borrower shall be notified by the Bank by the 10th day of each calendar month of the Asset Disposition Prepayment and payment thereof shall be due on the next succeeding Payment Date.

         2.9. Closing Fee. On the Closing Date of the Loan, Borrower shall pay to Bank a closing fee ("Closing Fee") in the amount of $500 per store location.

         [2.10.     Commitment Fees. (a)  Borrower shall pay a commitment fee
(the "Commitment Fee") on any unused portion of the Loan Commitment in the amount of ____ percent (___%) per annum, such Commitment Fee to be paid quarterly in arrears on every third Payment Date, commencing on ________________]

                    (b) All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Bank.

         2.11. Delinquent Payment Fees. In the event that any payment due and payable hereunder is not received by the Bank on the Payment Date when due, the Borrower shall, upon request from the Bank, pay to the Bank a delinquent payment fee (the "Delinquent Payment Fee") in an amount equal to five percent (5%) of the amount of the late payment or such lesser amount as may be agreed to by the Bank.

3.  COLLATERAL AND INSURANCE.

         3.1. Granting of Security Interest in Collateral. As security for the payment and performance of all of the Loan Indebtedness, Bank shall have and Borrower hereby grants to Bank a continuing security interest in the following described property of Borrower, whether now in existence or hereafter created or acquired and wherever located (collectively, the "Collateral"): all Accounts, Merchandise, Inventory, Equipment, General Intangibles, Documents, Instruments, Chattel Paper (including, but not limited to, the Rental/Purchase Contracts), Balances, and Books and Records, and all products and proceeds of the foregoing (including insurance proceeds). The Loan Indebtedness shall also be secured by any other property (whether real or personal) in which Borrower may have heretofore or concurrently herewith granted, or may hereafter grant, a Lien in favor of Bank.

         3.2. Form of Rental/Purchase Contracts. All Rental/Purchase Contracts will be (a) in a form prescribed by Aaron for use by its franchisees, (b) be transferable to Bank and (c) contain the following provision directly above Borrower's customer's signature:

         "NOTWITHSTANDING ANYTHING SET FORTH IN THIS AGREEMENT TO THE CONTRARY, THE UNDERSIGNED ACKNOWLEDGES AND CONSENTS TO THE TRANSFER OF, OR GRANT OF A SECURITY INTEREST IN, ANY OR ALL OF THE LESSOR'S RIGHT, TITLE AND INTEREST (RESIDUAL OR OTHERWISE) IN AND UNDER THIS AGREEMENT TO ANY THIRD PARTY. NO SUCH TRANSFER OR GRANT OF SECURITY INTEREST WILL: (A) AFFECT THE UNDERSIGNED'S LOAN INDEBTEDNESS; (B) CHANGE ANY DUTIES OF, OR INCREASE ANY BURDENS OR RISKS IMPOSED ON, THE PARTIES TO THIS AGREEMENT; OR (C) GIVE RISE TO ANY RIGHTS OR REMEDIES PROVIDED UNDER
         SECTION 2A-303(1)(b) OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION. NO ENFORCEMENT OF ANY SECURITY INTEREST WILL CONSTITUTE A TRANSFER THAT CHANGES ANY DUTIES OF, OR INCREASES ANY BURDENS OR RISK IMPOSED ON, THE PARTIES TO THIS AGREEMENT. THE UNDERSIGNED WAIVES ALL RIGHTS AND REMEDIES PROVIDED UNDER SECTION 2A-303 OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION."

Immediately upon execution of the same, all Rental/Purchase Contracts shall be hereby assigned to Bank, and, immediately upon Bank's request, delivered to Bank together with any and all related documents, and will contain, by way of a stamp or as a part of the preprinted rental contract or lease agreement form, the following legend directly below Borrower's customer's signature:

         "FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO
         SUNTRUST BANK, ATLANTA AND THERE ARE NO DEFENSES AGAINST THE AS-
         SIGNEE."

Borrower will not assign, sell, pledge, convey or by any other means transfer to any person other than Bank any Rental/Purchase Contracts or Chattel Paper, without Bank's prior written consent.

         3.3. Other Documents. Borrower shall execute and deliver, or shall be caused to be executed and delivered, to Bank such other instruments, agreements, assignments, notifications or other documents relating to the Collateral as Bank may from time to time request in order to evidence, perfect or continue the perfection of Bank's Liens upon any of the Collateral.

         3.4. Insurance. Borrower shall maintain and keep in force insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and such other insurance as Bank may require, including, without limitation, theft, fire, public liability, business interruption, casualty, property damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee or loss payee, as appropriate. Borrower shall deliver to Bank from time to time, at Bank's request, copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Each policy of insurance shall contain a clause requiring the insurer to give not less than thirty (30) days' prior written notice to Bank in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Bank shall not be impaired or invalidated by any act or neglect of Borrower or owner of the property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. All such insurance policies shall contain such other provisions as Bank may require in order to protect Bank's security interests in the collateral and Bank's right to receive payments under such policies. Borrower hereby appoints Bank as attorney-in-fact for Borrower to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable to Borrower thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, which power of attorney shall be deemed coupled with an interest and irrevocable so long as Bank shall have a security interest in any of the Collateral pursuant to this Agreement. If Borrower shall fail to procure such insurance or to pay any premium with respect thereto, then Bank may, at its discretion, procure such insurance or pay such premium and any costs so incurred by Bank shall constitute a part of the liabilities secured hereby. Bank may apply the proceeds of any insurance policy received by Bank to the payment of any liabilities, whether or not due, in such order of application as Bank shall determine. Borrower shall promptly furnish Bank with certificates or other evidence satisfactory to Bank indicating compliance with the foregoing insurance requirements.

         3.5. Validation and Collection of Accounts. Whether or not a Default Condition or an Event of Default has occurred, Bank shall have the right, at any time or times hereafter, in the name of Bank or any designee of Bank to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise, and Borrower shall fully cooperate with Bank in an effort to facilitate and promptly conclude any such verification process. Unless Bank shall at any time following the occurrence of an Event of Default, elect to give notice to Account Debtors to make payments on the Accounts directly to Bank, Borrower shall endeavor in the first instance to make collection of its Accounts for Bank. Borrower shall at the request of Bank notify the Account Debtors of the security interest of Bank in any Account and Bank may itself at any time so notify Account Debtors. Upon or after the occurrence of an Event of Default, Borrower shall (if and to the extent requested to do so by Bank) notify the Account Debtors to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness.

         3.6. Maintenance of Collateral. Borrower shall maintain all Inventory and Equipment in good condition, reasonable wear and tear excepted in the case of Equipment, and shall, as and when requested by Bank, provide Bank with a list of all of the Equipment and evidence of ownership thereof. Borrower shall not permit any of the Equipment to become affixed to any real property so that such Equipment is deemed a fixture under the real estate laws of the applicable jurisdiction.

         3.7. Expenses Relating to Collateral. Borrower shall pay Bank on demand an amount equal to any and all expenses, including legal fees, incurred or paid by Bank in connection with Bank's insuring, maintaining, protecting, storing, safeguarding, or paying Liens with respect to any of the Collateral or otherwise discharging any duty or obligation of Borrower with respect to any of the Collateral.

         3.8. Rights to Collateral. Bank shall have no duty to collect, protect or preserve the underlying value of any Collateral or any income thereon or to preserve any rights against prior par ties. Bank may exercise its rights and remedies with respect to the Collateral without first resorting (and without regard) to any other security for the Loan or other sources of payment or reimbursement for the Loan Indebtedness.


4.  CONDITIONS PRECEDENT.

         Borrower shall deliver and Bank shall have received the following documents, each in form and substance satisfactory to Bank, as conditions precedent of the Loan:

                    (a)    a validly executed copy of this Agreement;

                    (b)    the validly executed Master Note;

                    (c) a validly executed copy of a Guaranty of each partner or majority stockholder of Borrower, and to the extent not prohibited by Applicable Law, the spouse of such Person;

                    (d) a validly executed Landlord's Waiver for each location of Borrower where the financed Merchandise is located;

                    (e) a validly executed Subordination Agreement from each other debtholder of Borrower;

                    (f) validly executed Uniform Commercial Code Financing Statements suitable to enable Bank to perfect the security interest granted to it under this Agreement;

                    (g) evidence of Borrower's good standing;

                    (h) a validly executed Officer's Certificate or such other evidence acceptable to Bank evidencing Borrower's corporate, partnership or other necessary authorization of the Loan and incumbency;

                    (i) a Certificate of Insurance from an insurer acceptable to Bank evidencing Borrower's compliance with Section 3.4 hereof and naming the Bank as loss payee/additional insured as follows:

                           [SUNTRUST BANK, ATLANTA
                           P.O. BOX 4418
                           ATLANTA, GEORGIA 30302
                           CENTER CODE 113
                           ATTENTION: STRATEGIC PARTNER PROGRAMS]

                    (j) a validly executed authorization to make the ACH transfers for payments of principal, interest and fees contemplated hereunder, including without limitation, Asset Disposition Prepayments, which authorization shall be in form and substance satisfactory to the Bank.

         In addition, Bank and Borrower shall have established a DDA Account and a Loan Account for Borrower, the Bank shall have satisfied itself that there are no Liens on any of the Col lateral, and the Bank shall be satisfied that all corporate or partnership proceeding necessary for the authorization of the Loan Commitment shall have been taken and the Bank shall have received any other documents that it deems necessary or advisable.


5.  BORROWER'S REPRESENTATIONS AND WARRANTIES.

         To induce Bank to enter into this Agreement, Borrower represents and warrants as follows:

         5.1. Organization and Qualification of Borrower. Borrower is [a corporation duly organized, validly existing and in good standing] [a _________ partnership duly formed and validly existing] [a limited liability company duly organized, validly existing and in good standing] under the laws of the state shown on the first page hereof, and is qualified to do business in all jurisdictions where the character of its properties or the nature of its activities make such qualification necessary.

         5.2. Trade Names, Subsidiaries and Location of Assets. Exhibit B attached hereto and made a part hereof fully and accurately discloses any legal name, trade name or style ever used by Borrower, any Subsidiaries owned by Borrower, and each office, other place of business or location of assets of Borrower.

         5.3. Corporate or Other Authority; No Violation of Other Agreements. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which Borrower is a party or by which Borrower or any of its property is bound.

         5.4. Enforceability. This Agreement and each of the other Loan Documents create legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their re spective terms.

         5.5. Entire Agreement. The Master Note and accompanying Loan Documents executed in connection with the Loan and delivered to Bank are the only contracts evidencing the transaction described herein and constitute the entire agreement of the parties hereto with respect to the transaction.

         5.6. Genuineness of Signatures. The Master Note and each accompanying Loan Document executed in connection with the Loan is genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

         5.7. Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

         5.8. Financial Condition. Borrower's financial statement dated ________, 19__, and previously delivered to Bank, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with GAAP consistently applied, and since the date of that financial statement, there has been no material adverse change in the financial condition of Borrower. Borrower is now and will remain Solvent.

         5.9. Taxes. All federal, state and local tax returns have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

         5.10. Compliance with Laws. Borrower has duly complied with, and its properties and business operations are in compliance in all material respects with, the provisions of all Applicable Laws, including, without limitation ERISA, the Fair Labor Standards Act and all Environmental Laws. Borrower possesses all permits, franchises, licenses, trademark rights, trade names, patents and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, authorization, order or license of, any Person is necessary in connection with the execution or performance of this Agreement or the other Loan Documents.

         5.11. No Default. No Default Condition or Event of Default exists.

         5.12. Accounts. Each Account arises out of a bona fide lease or sale and delivery of goods or rendition of services by Borrower and, unless otherwise indicated by Borrower to Bank in writing promptly after learning thereof, the facts appearing on the invoice evidencing such Account and Borrower's books relating thereto are true and accurate and payment thereof is not subject to any known dispute, offset or claim except for discounts granted in the ordinary course of Borrower's business that are reflected on the face of such invoice.

         5.13. Use of Proceeds. None of the proceeds of any Advances by Bank have been or will be used to purchase or carry (or to satisfy or refinance any indebtedness incurred to purchase or carry) any "margin stock" (as defined in Regulation U of the Federal Reserve Board). Advances shall be made for the sole purpose of honoring requests for ACH transfers to suppliers of Merchandise in payment of Approved Invoices which requests have been entered by the Borrower in the ACTS System as provided above.

Each submission of an Approved Invoice made by Borrower pursuant to this Agreement or any other Loan Document shall constitute an automatic representation and warranty by Borrower to Bank that there does not then exist any Default Condition or Event of Default and a reaffirmation as of the date of said request that all representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects. All representations and warranties contained in this Agreement or in any of the other Loan Documents shall survive the execution, delivery and acceptance hereof by Bank and the closing of the transactions described herein.


6.  FINANCIAL COVENANTS.

         Borrower shall comply with the following financial covenants:

                                    (i) Rental Revenue to Debt Service.
                  Commencing on the first day of the calendar quarter in which the 13th month following the Opening Date of the first store location of the Borrower occurs and measured as of the last day of the calendar quarter in which such 13th month occurs and on the last day of each calendar quarter thereafter, the ratio of the Borrower's Rental Revenue to Debt Service for such quarter shall not be less than 2.2:1.0;

                                    (ii) Debt to Rental Revenue. Commencing on
                  the first day of the calendar quarter in which the 19th month following the Opening Date of the first store location of the Borrower occurs and measured as of the last day of the calendar quarter in which such 19th month occurs and on the last day of each calendar quarter thereafter, the ratio of the Borrower's Debt to the Borrower's Rental Revenue, shall not exceed 5.5:1.0; and

                                    (iii) Total Liabilities to Tangible Net
                  Worth. Commencing on the first day of the calendar quarter in which the 13th month following the Opening Date of the first store location of the Borrower occurs and measured as of the last day of the calendar quarter in which such 13th month occurs and on the last day of each calendar quarter thereafter, the ratio of Borrower's Total Liabilities to Tangible Net Worth shall not exceed 6.5:1.0.

                  With respect to the financial covenants set forth above in subsections (i) and (ii), which are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt Service and Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores' aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenant set forth in subsection (iii) above shall not be applicable to Borrower until the first store location operated by Borrower has been operating for 12 months. The financial covenants otherwise shall be calculated on a consolidated basis as to all store locations of Borrower.


7.  BORROWER'S AFFIRMATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there are is any outstanding Loan Indebtedness to Bank, Borrower covenants that, unless otherwise consented to by Bank in writing, it shall:

         7.1. Financial Reports. Deliver to Bank or cause to be delivered to Bank:

                  (i) on or before the tenth day of each month, monthly detailed Inventory reports in a form acceptable to Bank showing Accounts and changes therein;

                  (ii) within 120 days after the end of each fiscal year, an annual personal financial statement of each Guarantor;

                  (iii) within 20 days after the end of each calendar quarter
         (a) an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of Borrower as of the end of the prior month and on a year-to-date basis, prepared in accordance with GAAP in the format recommended by Aaron, and (b) a Compliance Certificate as described below in Section 7.2;

                  (iv) within 90 days after the end of each fiscal year a balance sheet and income statement of Borrower as of the end of such year, compiled by such firm of independent public accountants as may be designated by Borrower and be satisfactory to Bank as prepared in accordance with GAAP and, to the extent delivered to Aaron, audited financial statements for such period;

                  (v) on or before the tenth day of the following month, monthly AOR Reports concerning the prior month; and

                  (vi) with reasonable promptness, all reports by Borrower to its shareholders and such other information as Bank may reasonably request from time to time.

         7.2. Compliance Certificate. Prepare and deliver to Bank, in conjunction with the quarterly financial reports required to be delivered pursuant to Section 7.1(iii) above, a quarterly Compliance Certificate (the form of which is attached hereto as Exhibit C) presenting the calculation of the financial covenants set forth above in Section 6, noting any negative variances with the cov enants and explaining any such variances.

         7.3. Books and Records. Maintain its Books and Records and accounts in accordance with GAAP and permit any Person designated by Bank or Aaron to visit Borrower's premises, inspect any of the Collateral or any of the Books and Records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's financial affairs with Borrower's financial officers and accountants.

         7.4. Taxes. Promptly file all tax returns and pay and discharge all taxes, assessments, withholdings and other governmental charges imposed upon it, its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto.

         7.5. Notices to Bank. Promptly notify Bank in writing of (i) the occurrence of any Default Condition or Event of Default; (ii) any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower; (iii) the release or discharge of any Hazardous Substance on any property owned by Borrower; and (iii) any asserted violation by Borrower of or demand for compliance by Borrower with any Applicable Law.

         7.6. Compliance with Applicable Laws. Comply in all material respects with all Applicable Laws, including, without limitation, ERISA, the Fair Labor Standards Act and all Environmental Laws.

         7.7. Corporate Existence. Maintain its separate corporate existence and all rights, privileges and franchises in connection therewith, and maintain its qualification and good standing in all jurisdictions where the failure to do so could have a material adverse effect upon its financial condition or ability to collect the Accounts.

8.  NEGATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there are is Loan Indebtedness outstanding, Borrower covenants that unless Bank has first consented thereto in writing, it will not:

         8.1. Merger; Disposal or Moving of Collateral. Merge or consolidate with or acquire any substantial portion of the assets or stock of any Person; sell, lease, transfer or otherwise dispose of all or any portion of its properties (including any of the Collateral), except sales or rentals of Inventory in the ordinary course of business; or, without having given Bank at least 60 days prior written notice and having executed such instruments and agreements as Bank shall require, change its name, the location of any Collateral or the location of its chief executive office, principal place of business or the office at which it maintains its Books and Records. Notwithstanding the foregoing, to the extent that Borrower is calculating its compliance with the financial covenants set forth in Section 6 hereof on a consolidated basis, Borrower may move Inventory from one location included in such calculation to another of Borrower's Aaron's Rental Purchase locations without complying with the notice provisions hereof, as long as such Inventory is properly transferred in the ACTS System.

         8.2. Liens. Grant or suffer to exist any Lien upon any of the Collateral except Permitted Liens.

         8.3. Guarantees. Guarantee, assume, endorse or otherwise become contingently liable for any obligation or indebtedness of any Person, either directly or indirectly, exceeding $25,000 not existing as of this date, except by endorsement of items of payment for deposit or collection.

         8.4. Loans. Make loans or advances of money to or investments in any Person, or (except in the ordinary course of business and on fair and reasonable terms) engage in any transaction with a subsidiary or affiliate.

         8.5. Stock of Borrower. Repurchase, or pay or declare any dividend on, any of its capital stock; provided, however, that if no Default Condition or Event of Default exists and Borrower is an S Corporation, it may pay dividends not to exceed the amount of income taxes payable by its shareholders attributable to Borrower's income.

9.  EVENTS OF DEFAULT.

         9.1. List of Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default":

                  (a) Borrower shall fail to pay any of the Loan Indebtedness or to pay for any Asset Disposition within ten (10) days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise);

                  (b) any warranty, representation, or other statement by Borrower herein or in any instrument, certificate or financial statement furnished in compliance herewith proves to have been false or misleading in any material respect when made;

                  (c) Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement, any of the other Loan Documents or any other agreement now or hereafter entered into with Bank; Borrower shall fail to abide by the financial covenants set forth in Section 6 hereof, provided that Sponsor may waive any financial covenant.

                  (d) Borrower or any Guarantor shall fail to pay when due any amount owed to any creditor (other than Bank) or any Guarantor shall fail to pay or perform any liability or obli gation in accordance with the terms of any agreement with Bank;

                  (e) Borrower, Sponsor or any Guarantor shall cease to be Solvent, shall die or become incompetent, shall suffer the appointment of a receiver, trustee, custodian or similar fidu ciary, shall make an assignment for the benefit of creditors, or shall make an offer of settlement or composition to their respective unsecured creditors generally;

                  (f) any petition for an order for relief shall be filed by or against Borrower or any Guarantor under the Bankruptcy Code (if against Borrower or any Guarantor, the continuation of such proceeding for more than 30 days);

                  (g) any judgment, writ of attachment or similar process is entered or filed against Borrower or any Guarantor or any of Borrower's or any Guarantor's property and such judgment, writ of attachment or process is not dismissed, satisfied or vacated within ten (10) days thereafter or results in the creation or imposition of any Lien upon any Collateral that is not a Permitted Lien;

                  (h) Any Guarantor shall revoke or attempt to revoke the guaranty signed by such Guarantor or shall repudiate such Guarantor's liability thereunder;

                  (i) any Person, or group of Persons (whether or not related), shall have or obtain legal or beneficial ownership of a majority of the outstanding voting securities or rights of Borrower, other than any Person, or group of Persons, that has such majority ownership on the date of execution of this Agreement as shown on Exhibit B;

                  (j) Borrower shall lose its franchise, license or right to rent or to sell the Inventory;

                  (k) Borrower shall fail to enter properly any acquisition of Inventory or Equipment or any Asset Disposition on the ACTS System; or

                  (l) Borrower shall use its DDA Account for any use other than as explicitly authorized pursuant to this Agreement.

         9.2. Cure Period. Borrower shall have a five (5) calendar day period after the Bank gives it notice of the occurrence of an Event of Default (other than an Event of Default pursuant to Section 9.1(f)) above, during which it may cure such Event of Default.

         9.3. Advances. In no event shall the Bank have any obligation to make an Advance pursuant to the Loan Commitment if there exists a Default Condition or an Event of Default.


10.  REMEDIES.

         All of the Loan Indebtedness shall become immediately due and payable and the Loan Commitment shall be deemed immediately terminated (without notice to or demand upon Borrower) upon the occurrence of an Event of Default under
Section 9.1(f) of this Agreement; and upon and after the occurrence of any other Event of Default, subject to the cure period set forth in Section 9.2 hereof, Bank shall have the right to terminate immediately the Loan Commitment and to declare the entire unpaid principal balance of and accrued interest with respect to the Loan Indebtedness to be, and the same shall thereupon become, immediately due and payable upon receipt by Borrower of written notice and demand. From and after the date on which the Loan Indebtedness becomes automatically due and payable or is declared by Bank to be due and payable as aforesaid, Bank shall have and may exercise from time to time any and all rights and remedies afforded to a secured party under the Code or any other Applicable Law. If the Loan Indebtedness is collected by or through an attorney at law, Bank shall be entitled to collect reasonable attorneys' fees and court costs from Borrower. In addition to, and without limiting the generality of the foregoing, Bank shall have the following rights and remedies which it may exercise at any time or times (all of which rights and remedies shall be cumulative and may be exercised singularly or concurrently):

         (a) The right to notify any Account Debtor to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness and to collect all amounts owing from any such Account Debtor;

         (b) The right to sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, for cash, upon credit or upon such other terms as Bank deems advisable in its sole discretion, or otherwise to realize upon the whole or from time to time any part of the Collateral in which Bank may have a security interest. Any requirement of reasonable notice shall be met if such notice is sent to Borrower in accordance with Section 10 hereof at least seven (7) days before the date of sale or other disposition of the Collateral. Bank may bid and be the purchaser at any such sale if permitted by Applicable Law;

         (c) The right to require Borrower, at Borrower's expense, to assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties (and, for purposes hereof, Borrower stipulates that Bank shall be entitled to the remedy of specific performance). Alternatively, Bank may peaceably by its own means or with judicial assistance enter Borrower's premises and take possession of the Collateral or dispose of the Collateral on Borrower's premises without interference by Borrower;

         (d) The right to incur attorneys' fees and expenses in exercising any of the rights, remedies, powers or privileges provided hereunder, and the right (but not the obligation) to pay, satisfy and discharge, or to bond, deposit or indemnify against, any tax or other Lien which in the opinion of Bank may in any manner or to any extent encumber any of the Collateral, all of which fees, payments and expenses shall become part of Bank's expenses of retaking, holding, preparing for sale and the like, and shall be added to and become a part of the principal amount of the Loan Indebtedness;

         (e) The right, in Bank's sole discretion, to perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or Bank's interest therein, and Borrower agrees forthwith to reimburse Bank for all expenses incurred in connection with the foregoing, together with interest thereon at the Default Rate from the date incurred until the date of reimbursement;

         (f) The right at any time or times, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand) held by Bank for Borrower's account against any of the Loan Indebtedness, irrespective of whether or not Bank has made any demand under the this Agreement;

         (g) The right to apply the proceeds realized from any collection, sale, lease or other disposition of the Collateral first to the costs, expenses and attorneys' fees incurred by Bank for collection and for acquisition, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon the principal amount of the Loan Indebtedness; and thirdly, to the principal amount of the Loan Indebtedness. If any deficiency shall arise, Borrower and Guarantor shall remain bound and liable to Bank therefor;

         (h) The right to act as Borrower's attorney-in-fact (and Borrower hereby irrevocably appoints Bank as Borrower's agent and attorney-in-fact), in Borrower's or Bank's name, but at Borrower's cost and expense, to receive, open and dispose of all mail addressed to Borrower pertaining to any of the Collateral, to notify postal authorities to change the address and delivery of mail to Borrower to such address as Bank may designate, to sign Borrower's name on any bill of lading constituting or relating to any Collateral, to send verifications with respect to the Collateral, to execute in Borrower's name any affidavits or notices with regard to any all Lien rights and to do all other acts and things necessary to carry out the terms of this Agreement or to discharge any obligation of Borrower hereunder, this power, being coupled with an interest, is to be irrevocable so long as any Loan Indebtedness is outstanding.


11.  WAIVERS.

         Borrower waives notice of Bank's acceptance hereof. Borrower hereby waives any requirement on the part of Bank to post any bond or other security as a condition to Bank's right to obtain an immediate writ of possession with respect to any Collateral. Bank shall not be deemed to have waived any of its rights upon or remedies hereunder or any Event of Default unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.


12.  NOTICES.

         All notices and demands to or upon a party hereto shall be in writing and shall be sent by certified mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission add shall be deemed to have been validly served, given or delivered when delivered against receipt or one Business Day after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when indicated by verification receipt printed by the sending machine as having been received at the office of the noticed party, addressed in each case as follows:

         If to Borrower:    _________________________
                            _________________________
                            _________________________
                            Attention ______________
                            Telecopier No.:__________


         If to Bank:                        [SUNTRUST BANK, ATLANTA

                            25 PARK PLACE
                            ATLANTA, GEORGIA 30303
                            ATTENTION: CENTER NO. 113
                            TELECOPIER NO.:(404) 724-3716]


or to such other address as each party may designate for itself by like notice given in accordance with this Section. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the individual to whose attention such notice is to be sent as specified above or such individual's successor in office.


13. INDEMNIFICATION. Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Bank as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Bank by any Person under any environmental laws. If any taxes, fees or other charges shall be payable by Borrower or Bank on account of the execution, delivery or recording of any of the Loan Documents or any loans outstanding hereunder, Borrower will pay (or reimburse Bank's payment of) all such taxes, fees or other charges, including any applicable interests and penalties, and will indemnify and hold Bank harmless from and against liability in connection therewith. The indemnity obligations of Borrower under this Section shall survive the payment in full of the Loan Indebtedness.

14.  ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the other Loan Documents embody the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and this Agreement may not be modified or amended except by an agreement in writing signed by Borrower and Bank.

15.  SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but Borrower shall not assign this Agreement or any right or benefit hereunder to any Person. The Bank may assign its rights and obligations hereunder at any time and to any Person, including without limitation, to Aaron.

16.  ARBITRATION.

         ANY CONTROVERSY ARISING WITH RESPECT TO THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN THE CITY AGREED UPON BY BORROWER AND
BANK. IF BORROWER AND BANK FAIL TO SO AGREE, THEN SUCH ARBITRATION SHALL TAKE PLACE IN ATLANTA, GEORGIA. ARBITRATION SHALL BE IN

ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION EXCEPT TO THE EXTENT OTHERWISE SET FORTH IN THIS SECTION. THE DISPUTE SHALL BE DETERMINED BY AN ARBITRATOR ACCEPTABLE TO BOTH PARTIES WHO SHALL BE SELECTED WITHIN SEVEN (7) DAYS OF FILING OF NOTICE OF INTENTION TO ARBITRATE. OTHERWISE, THE DISPUTE SHALL BE DETERMINED BY A PANEL OF THREE ARBITRATORS SELECTED AS FOLLOWS: WITHIN SEVEN (7) DAYS OF FILING NOTICE OF INTENTION TO ARBITRATE, EACH PARTY WILL APPOINT ONE ARBITRATOR, WHO SHALL BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAS BEEN ASSOCIATED IN THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY SUCH PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS). THESE TWO ARBITRATORS WILL THEN NAME A THIRD ARBITRATOR, WHO SHALL ALSO BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAD BEEN ASSOCIATED FOR THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY EITHER PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS) AND WHO SHALL PRESIDE OVER THE PANEL. IF EITHER PARTY FAILS TO APPOINT AN ARBITRATOR, OR IF THE TWO ARBITRATORS DO NOT NAME A THIRD ARBITRATOR WITHIN SEVEN (7) DAYS, EITHER PARTY MAY REQUEST THE AMERICAN ARBITRATION ASSOCIATION TO APPOINT THE NECESSARY ARBITRATOR(S) PURSUANT TO THE COMMERCIAL ARBITRATION RULES. ARBITRATORS SHALL BE COMPENSATED FOR THEIR SERVICES BY THE NON-PREVAILING PARTY AT THE STANDARD HOURLY RATE CHARGED BY SUCH ARBITRATORS IN THEIR PRIVATE PROFESSIONAL ACTIVITIES. ALL TESTIMONY SHALL BE TRANSCRIBED BY A PUBLIC STENOGRAPHER OR COURT REPORTER. THE AWARD OF THE PANEL SHALL BE ACCOMPANIED BY FINDINGS OF FACT AND A STATEMENT OF REASONS FOR THE DECISION. ALL PARTIES AGREE TO BE BOUND BY THE RESULTS OF SUCH ARBITRATIONS; JUDGMENT UPON THE AWARD SO RENDERED MAY BE ENTERED AND ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. TO THE EXTENT REASONABLY PRACTICABLE, BOTH PARTIES AGREE TO CONTINUE PERFORMING THEIR RESPECTIVE OBLIGATIONS UNDER THIS AGREEMENT WHILE THE DISPUTE IS BEING RESOLVED.

17. MISCELLANEOUS. Time is of the essence of this Agreement. Bank reserves the right to participate, sell or assign the Loan made hereunder and provide any participant or assignee all information in Bank's possession regarding Borrower, its business and the Collateral. Borrower shall reimburse Bank for Bank's out-of-pocket expenses and for the fees and expenses and disbursements of Bank's counsel in connection with the negotiation, documentation and closing of the transactions contemplated hereby, and Borrower will pay all expenses incurred by Borrower in connection with the transactions. The Section headings are for convenience only and shall not limit or otherwise affect any of the terms hereof. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE LAWS OF CONFLICTS THEREOF) AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.


17.  RELATIONS WITH AARON.

         Borrower recognizes and acknowledges that the Bank has made the Loan Commitment available to Borrower hereunder at the behest of and as an accommodation to Aaron. Accordingly, Borrower agrees that from time to time the Bank may release to Aaron such information about Borrower and the Loan as Aaron may request, and the Bank may condition its agreement to any waiver, modification or amendment on the prior written consent of Aaron. Borrower further agrees that upon the occurrence of an Event of Default hereunder, the Bank may notify Aaron of such Event of Default prior to notifying Borrower thereof, and the Bank shall not be liable to Borrower for failure to give simultaneous notice to Borrower. Borrower further agrees that the Bank shall not be liable to Borrower as a result of any information or document obtained by Bank regarding Borrower which is shared by Bank with Aaron.

         WITNESS the hand and seal of the parties hereto on the date first above written.


Accepted in Atlanta, Georgia:

                                           BORROWER:

                                           __________________________(Seal)

                                           By:__________________________
                                            Title:____________________

                                           Attest:___________________
                                                    Secretary


                                                 [CORPORATE SEAL]



                                           BANK:

                                           SUNTRUST BANK, ATLANTA


                                           By:__________________________
                                            Title:____________________


                                           By:__________________________
                                            Title:____________________

                                                                       EXHIBIT A

                                     FORM OF
                                   MASTER NOTE
                              (Franchisee Borrower)
[DATE]                                                           [$____________]
                                                                Atlanta, Georgia


                  FOR VALUE RECEIVED, the undersigned, [____________, a ____________ _______________] (the "Borrower"), promises to pay to the order of SUNTRUST BANK, ATLANTA, a Georgia banking corporation (the "Bank"), at Bank's principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the Maturity Date, as set forth in that certain Line of Credit and Security Agreement, dated as of even date herewith, by and between the Borrower and Bank (as amended, restated, modified or supplemented from time to time, the "Line of Credit Agreement"), the lesser of (x)_____________($____) and (y) so much principal thereof as shall have been from time to time disbursed hereunder in accordance with the Line of Credit Agreement and not theretofore repaid, as shown on the records of the Bank.

                  In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is ____% per annum, thus producing an initial interest rate under the Agreement on such date of ____% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____% per annum. Any principal amount due under this Master Note (the "Note") that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

                  This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

                  Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the man ner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

                  Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

                  Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

         Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE SHALL BE DEEMED TO BE MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF). Time is of the essence of this Note.

                  PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

         Executed under hand and seal of the Borrower as of the day and year first above written.

[if Borrower is                           [NAME OF BORROWER]
 a corporation:]

                                          By:
                                             -------------------------
                                            Name:
                                            Title:

                                          Attest:
                                                 ---------------------
                                            Name:
                                            Title:

                                                   [CORPORATE SEAL]



[if Borrower is a partnership:]


[if General Partner is                    [NAME OF GENERAL PARTNER]
 a corporation:]

                                          By:
                                             -------------------------
                                            Name:
                                            Title:



[if General Partner is
 an individual:]                          [                           (Seal)
                                           ---------------------------
                                            Name of General Partner]



[if Borrower is                           [NAME OF BORROWER]
 a limited liability company:]

                                          By:
                                             ------------------------
                                            Name:
                                            Title:                   ]

                                    EXHIBIT B



A.       PERMITTED LIENS

         The following described Liens are Permitted Liens (if none, so state):


Name of Lien Holder                 Date of Recording          Collateral
-------------------                 -----------------          ----------





B.       TRADE NAMES AND STYLES

         The following are the only trade names or trade styles ever used by Borrower (if none, so state):





C        SUBSIDIARIES

         The following are all of the subsidiaries owned by Borrower (if none, so state):

 D.      BUSINESS LOCATIONS

         The following are all of the locations where Borrower has an office or other place of business or owns assets:












E.       STOCKHOLDERS

         The following are all of the stockholders of Borrower and the percentage of shares of Borrower's capital stock owned by each:

           Stockholder's Name                Percentage of Shares Owned
           ------------------                --------------------------



                                                                       EXHIBIT C


                       COMPLIANCE CERTIFICATE OF BORROWER


        (Pursuant to Section 7.2 of Line of Credit and Security Agreement
                          dated ______________, 19___)


[NAME OF BORROWER] (the "Borrower") HEREBY CERTIFIES that:

         This Compliance Certificate is furnished pursuant to the Line of Credit and Security Agreement (the "Agreement") dated ____________, 19___ by and between the Borrower and SUNTRUST BANK, ATLANTA (the "Bank"). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in this Agreement.

         1. The figures and information for determining compliance by the Borrower with the financial covenants set forth in the Quarterly Covenant Compliance Report attached hereto as Exhibit D have been prepared based upon the financial reports accompanied hereby and both the Quarterly Covenant Compliance Report and such financial reports are true and complete as of the date hereof.

         2. The activities of the Borrower during the preceding quarter have been reviewed by the [president or other authorized officer] or the employees or agents under his immediate super vision. Based on such review, to the best knowledge and belief of the [president or other authorized officer], and as of the date of this Certificate, the Borrower has performed and observed each and every covenant contained in the Agreement to be performed by it, and no Event of Default or Default Condition exists, except for the following:

Please describe or indicate "None" if none exist:
                                                 -------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         3. The Borrower has properly and accurately reported all Asset Dispositions pursuant to Section 2.8 of the Agreement.

         WITNESS my hand this ____ day of __________, ____.


                                    [NAME OF BORROWER]


                                    By:
                                        ---------------------------------------
                                       Title:
                                              ---------------------------------

                                                                       EXHIBIT D

                      QUARTERLY COVENANT COMPLIANCE REPORT

                        (Section 6 - Financial Covenants)

--------------------------

For Quarter Ending:
                    ------------------

With respect to the financial covenants set forth below in Sections I and II which are calculated based upon the Opening Date of a store location, the financial data from store locations which have not reached the anniversary dates incorporated into such covenants shall be excluded from the calculations in accordance with the Agreement. Debt Service and Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores' aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenant in Section III shall not be applicable to Borrower until the first store location operated by Borrower has been operating for 12 months.

I.       Rental Revenue to Debt Service

         A.       Enter amount of quarterly Rental Revenue.            $__________________

         B.       Enter amount of quarterly Rental Revenue
                  attributable to store locations
                  open less than 13 months.                            ____________________

         C.       Subtract B from A.                                   ____________________

         D.       Enter amount of quarter's Debt Service.              ____________________

         E.       Enter amount of quarter's Debt Service
                  attributable to store locations open less
                  than 13 months.                                      ____________________

         F.       Subtract E from D.                                   ____________________

                           Ratio of C:F.                               ____________________

         STANDARD --- Ratio not less than ---     2.2: 1.0
                                                -----------

         Compliance?  Yes ____ No ____

II.      Debt to Rental Revenue

         A.       Enter amount of Debt.                                _____________________

         B.       Enter amount of Debt attributable
                  to store locations open less
                  than 19 months.                                      _____________________

         C.       Subtract B from A.                                   _____________________

         D.       Enter Amount of last month's
                  Rental Revenue.                                      _____________________

         E.       Enter amount of last month's Rental
                  Income attributable to store locations
                  open less than 19 months.                            _____________________

         F.       Subtract E from D.                                   _____________________

                           Ratio of C : F.                             _____________________

                  STANDARD ..............              5.5 : 1.0
                                                     -----------

                  Compliance?  Yes ____ No ____

III.     Total Liabilities to Tangible Net Worth

         A.       Enter amount of Total Liabilities.                   _____________________

         B.       Enter amount of Tangible Net Worth.                  _____________________

         C.       Ratio of A:B.

                  STANDARD ..............              6.5 : 1.0
                                                     -----------

                  Compliance?  Yes ____ No ____

Note: All terms are those used in generally accepted accounting practices unless specifically defined in the Agreement.

                                    EXHIBIT C
                                       TO
                           THE LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                     FORM OF
                                   MASTER NOTE
                              (Franchisee Borrower)

[DATE]                                                           [$____________]
                                                                Atlanta, Georgia


         FOR VALUE RECEIVED, the undersigned, [____________, a ____________ _______________] (the "Borrower"), promises to pay to the order of SUNTRUST BANK, ATLANTA, a Georgia banking corporation (the "Bank"), at Bank's principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the Maturity Date, as set forth in that certain Line of Credit and Security Agreement, dated as of even date herewith, by and between the Borrower and Bank (as amended, restated, modified or supplemented from time to time, the "Agreement"), the lesser of
(x)_____________($____) and (y) so much principal thereof as shall have been from time to time disbursed hereunder in accordance with the Agreement and not theretofore repaid, as shown on the records of the Bank.

         In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is ____% per annum, thus producing an initial interest rate under the Agreement on such date of ____% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____% per annum. Any principal amount due under this Master Note (the "Note") that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

         This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

         Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

         Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank, irrespective of whether or not Bank has made any demand under the Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

         Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

         Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

         PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

         Executed under hand and seal of the Borrower as of the day and year first above written.


[if Borrower is                           [NAME OF BORROWER
 a corporation:]

                                          By:
                                             ---------------------------
                                            Name:
                                            Title:

                                          Attest:
                                                 -----------------------
                                            Name:
                                            Title:

                                                   [CORPORATE SEAL]



[if Borrower is partnership:]


[if General Partner is                    [NAME OF GENERAL PARTNER
 a corporation:]
                                          By:
                                             ---------------------------
                                            Name:
                                            Title:



[if General Partner is
 an individual:]                                                     (Seal)
                                          ---------------------------
                                            Name of General Partner]



[if Borrower is a limited                 [NAME OF BORROWER
liability company:]
                                          By:
                                             ---------------------------
                                            Name:
                                            Title:]

                                    EXHIBIT D
                                       TO
                  FORM OF LOAN FACILITY AGREEMENT AND GUARANTY


                  THIS GUARANTY AGREEMENT ("Guaranty Agreement") dated as of January 20, 1998, made by AARON INVESTMENT COMPANY, a Delaware corporation (the "Guarantor", together with all Additional Guarantors, as defined below, and all assignees of any party hereto, collectively referred to as the "Guarantors"), for the benefit of SUNTRUST BANK, ATLANTA, a Georgia banking corporation ("STBA"), and all other lending institutions party to that certain Loan Facility Agreement and Guaranty, as defined below (STBA, such lenders, together with any assignees thereof becoming "Participants"), and SUNTRUST BANK, ATLANTA, as Servicer and agent for the Participants (in such capacity, the "Servicer");


                              W I T N E S S E T H:


                  WHEREAS, Aaron Rents, Inc., a Georgia corporation (the "Sponsor"), the Servicer and the Participants have entered into that certain Loan Facility Agreement and Guaranty dated as of the date hereof (the "Loan Facility Agreement"); capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Facility Agreement;

                  WHEREAS, pursuant to the Loan Facility Agreement, and the other Operative Documents, the Servicer and Participants (the "Guaranteed Parties") have established a loan program wherein the Servicer makes available to certain Franchisees approved by Sponsor revolving lines of credit and the Participants purchase a pro rata participating interest therein;

                  WHEREAS, the Guaranteed Parties have agreed to make such lines of credit available to Franchisees upon the terms and conditions set forth in the Loan Facility Agreement and in the Servicing Agreement, dated as of even date herewith by and between the Servicer and the Sponsor (as amended, restated, modified or supplemented from time to time, the "Servicing Agreement");

                  WHEREAS, the Sponsor owns one hundred percent (100%) of the issued and outstanding capital stock of the Guarantors, and although the Guarantors are separate legal entities, the making of the advances by the Servicer to the Franchisees of the Sponsor and the other extensions of credit under the Loan Facility Agreement provide a direct, beneficial, economic advantage to the Guarantors as a result of their relationship to the Sponsor;

                  WHEREAS, consummation of the transactions pursuant to the Loan Facility Agreement will facilitate expansion and enhance the overall financial strength and stability of the Sponsor's entire corporate group, including the Guarantors; and

                  WHEREAS, it is a condition precedent to the establishment of the loan program under the Loan Facility Agreement that the Guarantors execute this Guaranty Agreement, and the Guarantors wish to execute this Guaranty Agreement in satisfaction of said condition precedent;

                  THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby agree as follows:


                                    ARTICLE I

                            Covenants and Agreements

                  Section 1.1. The Guarantors hereby, irrevocably and unconditionally, guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations owing by the Sponsor to the Guaranteed Parties, under the Loan Facility Agreement and the other Operative Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees actually incurred and expenses) incurred by the Guaranteed Parties in enforcing any rights under this Guaranty, including without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to the Sponsor, would accrue on any principal portion of such obligations (hereinafter collectively referred to as the "Guaranteed Obligations"). Any and all payments by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, each Guaranteed Party will receive, the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations. The Guarantors acknowledge and agree that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations and the Servicer, in its sole discretion, shall have the right to proceed first and directly against any Guarantor, its successors and assigns, under this Guaranty Agreement without proceeding against the Sponsor or any other Guarantor, or exhausting any other remedies which it may have and without resorting to any other security held by the Servicer.

                  Section 1.2. The Guarantors additionally hereby jointly and severally, unconditionally and irrevocably guarantee the full and prompt performance by the Sponsor of all of the other covenants and obligations on the part of the Sponsor under the Loan Facility Agreement and the other Operative Documents. If the Sponsor shall at any time default in the performance of any such other covenant or obligation contained in the Loan Facility Agreement, or other Operative Document, such that a "Credit Event" under the Loan Facility Agreement shall have occurred, the Guarantors will immediately perform the same or cause the same to be performed.

                  Section 1.3. The obligations of the Guarantors under this Guaranty Agreement shall include the obligation to reimburse the Guaranteed Parties for any preferential payments received from the Sponsor under or pursuant to the Loan Facility Agreement or this Guaranty Agreement in the event that the Sponsor becomes a debtor under the United States Bankruptcy Code and such payment has been determined by the court having jurisdiction over the matter to be a preferential payment. Notwithstanding anything in this Guaranty Agreement to the contrary, if a bankruptcy petition has been filed by or against the Sponsor during any preferential period (as established by the United States Bankruptcy Court or other applicable law) and the Sponsor has made payments to the Guaranteed Parties during said preferential period, this Guaranty Agreement shall not be terminated unless and until a final, nonappealable decision by a court of competent jurisdiction or other agreement has been entered or reached pursuant to which the Guaranteed Parties shall be entitled to retain all such moneys paid during such preferential period.

                  Section 1.4. The obligations of the Guarantors under this Guaranty Agreement shall be primary, absolute and unconditional and shall remain in full force and effect until the Guaranteed Obligations or any other liability guaranteed hereby shall have been paid or provided for, irrespective of the validity, regularity or enforceability of the Loan Facility Agreement or any other Operative Document, and, until such payment, shall not be affected, modified or impaired upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantors:

                  (a) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Sponsor or any Borrower under the Loan Facility Agreement or any other Operative Document;

                  (b) to the extent permitted by law, the failure to give notice to the Guarantors of the occurrence of a Credit Event under the terms and provisions of this Guaranty Agreement or the occurrence of a "Credit Event" under the Loan Facility Agreement;

                  (c) the waiver of the payment, performance or observance by the Guaranteed Parties, the Sponsor or any Guarantor of any of the obligations, covenants or agreements of any of them contained in the Loan Facility Agreement or any other Operative Document (except to the extent waived);

                  (d) the extension of the time for payment of any obligations, covenants or agreements arising out of the Loan Facility Agreement or any other Operative Document or the extension or the renewal of any thereof;

                  (e) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Loan Facility Agreement or any other Operative Document;

                  (f) the taking or the omission of any of the actions referred to in the Loan Facility Agreement or any other Operative Document;

                  (g) any failure, omission, delay or lack on the part of the Guaranteed Parties to enforce, assert or exercise any right, power or remedy conferred on the Guaranteed Parties in this Guaranty Agreement or the Loan Facility Agreement or any other Operative Document;

                  (h) the voluntary or involuntary liquidation, dissolution, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Guaranteed Parties or any of their assets, or any allegation or contest of the validity of this Guaranty Agreement in any such proceeding or the sale or other disposition of all or substantially all the assets of the Guaranteed Parties or the Guarantors; provided, however, that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if, at any time, payment, or any part thereof, pursuant to
         Section 1.1 hereof, is rescinded or must otherwise be restored or returned by the Guaranteed Parties upon any of the events listed in this Subsection (h) or otherwise, as though such payment has not been made;

                  (i) to the extent permitted by applicable law, the release or discharge of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in this Guaranty Agreement by operation of law;

                  (j) the default or failure of the Guarantors to fully perform any of the obligations thereof set forth in this Guaranty Agreement;

                  (k) the invalidity or unenforceability of the Loan Facility Agreement or any other Operative Document or any Loan Document;

                  (l) the release, surrender or substitution, either with or without consideration, of any property, collateral or other security of any kind or nature whatsoever held by the Guaranteed Parties, or held by any other Person on behalf of or for the account of the Guaranteed Parties, securing any obligation covered by or under this Guaranty Agreement;

                  (m) the lack of capacity or authority on the part of the Guaranteed Parties, the Sponsor or the Guarantors to perform their obligations under this Guaranty Agreement or the Loan Facility Agreement or any other Operative Document;

                  (n) the creation or incurring of any new or additional obligation of the Guaranteed Parties, the Sponsor or the Guarantors under this Guaranty Agreement or the Loan Facility Agreement or any other Operative Document;

                  (o) the breach of any duty on the part of the Guaranteed Parties, the Sponsor, or any other Person to disclose to the Guarantors any facts which such Person may now or hereafter know regardless of whether any such Person has reason to believe that any such facts materially increase the risk beyond which the Guarantors intends to assume, and regardless of whether any such Person has reason to believe that such facts are unknown to the Guarantors; or

                  (p) the existence of any defense based upon an election of remedies by the Guaranteed Parties.

                  Section 1.5. The Guarantors hereby expressly waive notice in writing, or otherwise, from the Guaranteed Parties of their acceptance and reliance on this Guaranty Agreement. The Guarantors agree to pay all reasonable costs, expenses and fees, including all actual and reasonable attorneys' fees of both in-house counsel and outside counsel, which may be incurred by the Servicer in enforcing or attempting to enforce this Guaranty Agreement following any default on the part of any Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

                  Section 1.6. The Guarantors hereby acknowledge that there may be future advances by the Guaranteed Parties to or for the benefit of the Sponsor (although the Guaranteed Parties may be under no obligation to make such advances) and that the number and amount of the liabilities guaranteed hereby may fluctuate from time to time hereafter. Each Guarantor expressly agrees that its obligations hereunder shall remain absolute, primary and unconditional notwithstanding such future advances and fluctuations, if any, and agree that, in any event, this agreement is a continuing guaranty and shall remain in force at all times hereafter, whether there are any liabilities outstanding or not.

                  Section 1.7. (a) It is the intent of the Guarantors and the Guaranteed Parties that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

                           (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                           (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed

         Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                           (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against the Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

                  (b) To the end set forth in Section 1.7(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution by such Guarantor, the maximum Guaranteed Obligations for which any Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 1.7(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of any Guarantor to be subject to avoidance under the Avoidance Provisions, and neither the Guarantors nor any other Person shall have any right or claim under this Section 1.7 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.

                                   ARTICLE II

                                Special Covenants

                  Section 2.1. Any notices served upon any Guarantor shall be sent by registered or certified mail to such Guarantor at the address set forth below, or to such other address as may be furnished by such Guarantor to the Servicer in writing.

                  Section 2.2. Any rights that any Guarantor may have against the Sponsor arising out of the Guaranty Agreement, the Loan Facility Agreement or out of any other Operative Document or otherwise shall be subordinate to the rights of the Guaranteed Parties arising out of the Guaranty Agreement, the Loan Facility Agreement or any other Operative Document, and no Guarantor shall exercise or assert any subrogation rights against the Sponsor prior to payment in full of the Guaranteed Obligations so long as a Credit Event hereunder shall have occurred and is continuing.


                                   ARTICLE III

                             Credit Events; Remedies

                  Section 3.1. The following shall be "Credit Events" under this Guaranty Agreement:

                  (1) the failure in any material respect of any Guarantor to abide by or perform its obligations under Section 4.7 hereof within any applicable grace period given the Sponsor to perform a particular duty or obligation under the Loan Facility Agreement or any other Operative Document;

                  (2) the failure in any material respect of any Guarantor to abide by or perform any of the other covenants on the part of such Guarantor contained herein;

                  (3) the discovery by the Servicer that any statement, representation or warranty of any Guarantor contained herein is false, misleading or erroneous in any material respect; or

                  (4) the occurrence and continuance of a "Credit Event" under the Loan Facility Agreement.

                  Section 3.2. If a Credit Event hereunder shall occur, the Servicer, subject to the unanimous consent of the Guaranteed Parties, shall be entitled to exercise all remedies available against any Guarantor at law or in equity, including, but not limited to, the recovery of damages for the breach hereof or specific enforcement of this Guaranty Agreement, or both, and to recover from any Guarantor all costs and expenses of exercising such remedies hereunder, including actual and reasonable attorneys' fees and actual costs, whether or not the exercise of such remedies involved litigation. EACH GUARANTOR EXPRESSLY AGREES THAT THE PROPER VENUE FOR ANY ACTION WHICH MAY BE BROUGHT UNDER THIS GUARANTY AGREEMENT, IN ADDITION TO ANY OTHER VENUE PERMITTED BY LAW, SHALL BE IN THE STATE OF GEORGIA. EACH GUARANTOR FURTHER AGREES THAT ANY SUIT HEREUNDER MAY BE BROUGHT IN EITHER THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA OR THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA. SHOULD IT BECOME NECESSARY FOR THE SERVICER TO INSTITUTE ANY ACTION UNDER THIS GUARANTY AGREEMENT, EACH GUARANTOR
(i) DOES HEREBY SUBMIT ITSELF TO THE JURISDICTION OF ANY COURT SITTING IN THE STATE OF GEORGIA (AND ANY COURT OF APPEALS FROM ANY SUCH COURT) IN REGARD TO ANY DISPUTE ARISING UNDER THIS GUARANTY AGREEMENT; AND (ii) AGREES THAT ENTRY OF ANY FINAL AND NONAPPEALABLE JUDGMENT BY ANY SUCH COURT AND ARISING UNDER THIS GUARANTY AGREEMENT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SHALL BE BINDING UPON AND SHALL BE ENTITLED TO THE FULL FAITH AND CREDIT OF THE COURT OF ANY STATE, TERRITORY OR POSSESSION OF THE UNITED STATES SHOULD THE SERVICER FIND IT NECESSARY TO ENFORCE SAID JUDGMENT IN ANY SUCH STATE, TERRITORY OR POSSESSION AGAINST SUCH GUARANTOR.


                                   ARTICLE IV

                                  Miscellaneous

                  Section 4.1. The obligations of each Guarantor hereunder shall arise absolutely and unconditionally when this Guaranty Agreement is executed and delivered to the Guaranteed Parties.

                  Section 4.2. No remedy herein conferred upon or reserved to the Servicer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty Agreement, or now, or hereafter, existing at law, or in equity, or by statute. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. No delay or omission to exercise any right or power accruing upon any default, omission or failure or performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time as often as may be deemed expedient. In order to entitle the Servicer to exercise any remedy reserved to it in this Guaranty Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Guaranty Agreement should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties hereto, duly authorized by this Guaranty Agreement.

                  Section 4.3. This Guaranty Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 4.4. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty Agreement contained shall not affect the validity or enforceability of the remaining portions of this Guaranty Agreement or any part thereof.

                  Section 4.5. Where this Guaranty Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice shall be given in the manner provided for in Section 2.1 hereof.

                  Section 4.6. Each Guarantor hereby agrees to indemnify and defend the Guaranteed Parties and the Servicer and hold them harmless from and against any and all claims, losses, liabilities or damages (other than such as result from gross negligence or willful misconduct) in any way growing out of or resulting from this Guaranty Agreement, including, without limitation, the enforcement of this Guaranty Agreement.

                  Section 4.7. Each Guarantor accepts the terms and provisions of the Loan Facility Agreement and all other Operative Documents and agrees to perform all duties and obligations, express or implied, of the Sponsor thereunder in the event the Sponsor shall fail to perform any thereof.

                  Section 4.8. Upon execution and delivery by any Subsidiary of the Sponsor of an instrument in the form of Exhibit 1, such Subsidiary of the Sponsor shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor") and its obligations hereunder shall be joint and several with the Guarantors that originally executed this Guaranty. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of the Guarantors hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guaranty.

                  IN WITNESS WHEREOF, the Guarantors and the Servicer have caused this Guaranty to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                             GUARANTORS:

Address for Notices:                         AARON INVESTMENT COMPANY

309 East Paces Ferry Road, NE
Atlanta, Georgia 30305                       By:
Attn: Gilbert L. Danielson                        ----------------------------
                                                  Gilbert L. Danielson
                                                  Vice President and Treasurer


                                             Attest:
                                                     -------------------------
                                                     Keith C. Groen
                                                     Secretary

                                                                [CORPORATE SEAL]


                   [SIGNATURE PAGE TO THE GUARANTY AGREEMENT]

                                    SERVICER:

                                    SUNTRUST BANK, ATLANTA


                                    By:
                                       ----------------------------------------
                                      Title:
                                            -----------------------------------


                                    By:
                                       ----------------------------------------
                                      Title:
                                            -----------------------------------

ACKNOWLEDGED AND
AGREED TO:


AARON RENTS, INC.


By:
   -----------------------------------
   Gilbert L. Danielson
   Vice President, Finance;
   Chief Financial Officer

                                    EXHIBIT E
                                       TO
                      LOAN FACILITY AGREEMENT AND GUARANTY

                        FORM OF PARTICIPATION CERTIFICATE

SERVICER:                    SunTrust Bank, Atlanta        CERTIFICATE NO. _____
                                  25 Park Place
                                Center Code_113__
                             Atlanta, Georgia 30303

DATE: January __, 1998

                  This is to certify that SunTrust Bank, Atlanta ("Servicer"), has sold to _________________________ ("Participant") and Participant has purchased from Servicer an undivided ______ percent (_%) ownership interest in
(i) the Commitment, (ii) the Loan Commitments, (iii) the Loans, (iv) the Collateral, (v) all rights against any guarantor of any Loan, including the Sponsor, (vi) all rights pursuant to the Guaranty Agreement, (vii) the Loan Documents and (viii) all right, title and interest to any payment or right to receive payment with respect to the foregoing (collectively, the "Participant's Interest"). Notwithstanding the foregoing, each Participant's right to receive payments of interest, commitments fees or other fees with respect to the Commitment, the Loan Commitments and the Loans shall not exceed the amounts which such Participant is entitled to receive pursuant to the terms of the Loan Facility Agreement referenced below.

                  This Certificate is issued pursuant to the terms and conditions of a Loan Facility Agreement and Guaranty dated as of January __, 1998 by and among Servicer, Participant, Aaron Rents, Inc. and certain other financial institutions named therein and from time to time a party thereto (as amended, restated, modified or supplemented from time to time, the "Loan Facility Agreement"). Reference is made to said Loan Facility Agreement for the terms and conditions of the participation evidenced hereby. All terms used in this Certificate shall have the same meanings as set forth in said Loan Facility Agreement.

                  This Certificate is neither transferable nor negotiable.

                                    SUNTRUST BANK, ATLANTA,
                                    AS SERVICER

                                    By:
                                       -------------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------


                                    By:
                                       -------------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                    EXHIBIT F
                                       TO
                             LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                     FORM OF
                      LINE OF CREDIT AND SECURITY AGREEMENT
                         (Qualified Franchisee Borrower)



         THIS LINE OF CREDIT AND SECURITY AGREEMENT (this "Agreement") dated as of ____________ ___, 199__, is made between _______________________, [a
__________ corporation] [a ____________ partnership] [a __________ limited liability company] ("Borrower"), and SUNTRUST BANK, ATLANTA ("Bank"), a Georgia banking corporation having its principal office in Atlanta, Georgia.

                              W I T N E S S E T H:

         WHEREAS, Borrower engages in the business of renting and selling furniture, electronics, appliances, jewelry and other household goods and is a franchisee of Aaron Rents, Inc., a Georgia corporation ("Aaron");

         WHEREAS, Borrower has requested and Bank has agreed to establish a line of credit for Borrower in order for Borrower to (i) purchase inventory for use in connection with its Aaron's Rental Purchase franchise and (ii) borrow working capital, to the extent approved by Aaron; and

         WHEREAS, Borrower and Bank wish to enter into this Agreement to set forth the terms and conditions of Bank's establishment of a revolving line of credit for Borrower;

         THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


1. DEFINITIONS AND RULES OF CONSTRUCTION

         1.1. As used in this Agreement, the following terms shall have the meanings set forth below (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "Account" means any right of Borrower to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not earned by perfor mance.

         "Account Debtor" means any Person who is liable on an Account.

         "ACTS System" shall mean Aaron's proprietary software system, as modified from time to time, used by Aaron and its franchisees, such as Borrower.

         "Advance" shall mean an advance of funds by Bank on behalf of Borrower pursuant to the Master Note executed by Borrower.

         "Agreement" means this Line of Credit and Security Agreement and all exhibits, riders and schedules at any time executed by the parties and made a part hereof by reference, either as originally executed or as hereafter amended, modified or supplemented from time to time.

         "AOR Report" shall mean an "Agreements on Rent" report tracking the number of units on rent, idle units, re-rents and new rents, scheduled and early payouts, and charged off and skipped units, and including the net monthly rental income and a weekly or monthly delinquency figure.

         "Applicable Law" means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, without limitation, all applicable law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

         "Approved Invoice" means an invoice for the aggregate purchase price of Merchandise purchased by Borrower with a purchase order approved by Aaron.

         "Asset Disposition" shall mean (i) all sales of Merchandise; (ii) all Rental/Purchase Contracts with respect to Merchandise with a "same as cash option" regardless of term (i.e., 90, 120, 180 days); (iii) all Merchandise which is determined to have been stolen; (iv) all Merchandise that is destroyed, lost or otherwise removed from the premises of Borrower other than pursuant to a Rental/Purchase Contract or by outright sale or for repair work; and (v) all "skipped" Merchandise which is Merchandise subject to a Rental/Purchase Contract.

         "Balances" means all monies and funds of Borrower at any time on deposit with Bank.

         "Bank" shall mean SunTrust Bank, Atlanta and its successors and assigns.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as may be amended from time to time.

         "Books and Records" means all of Borrower's books and records evidencing or relating to its business, financial condition or the Collateral, including, but not limited to, all customer lists, ledgers, invoices, purchase orders, financial statements, computer tapes and disks.

         "Borrowing Base" shall mean, on any date of determination, an amount equal to 5.5 multiplied by the sum of (x) the average monthly Rental Revenue for the three most recently ended calendar months from any and all franchisee stores operated by Borrower where at least 12 calendar months have elapsed since the Opening Date of each such store, plus (y) with respect to all other franchisee stores of Borrower, the Rental Revenue from such stores for the most recently ended calendar month, as reported to Bank by Aaron in accordance with the procedures described in Section 2.2(d) hereof.

         "Borrowing Base Report" shall have the meaning set forth in Section 2.2(d) hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Atlanta, Georgia are authorized by law to close.

         "Cash Flow" shall mean, with respect to Borrower, for any period, (i) net income of Borrower for such period, plus (ii) to the extent deducted in determining net income, taxes based on income and depreciation (as reported through ACTS) and amortization for such period, minus (iii) the dollar amount of inventory purchases made by Borrower during such period, each as determined in accordance with GAAP consistently applied.

         "Chattel Paper" shall have the meaning ascribed to it in the Code.

         "Closing Date" means the date upon which the initial Advance with respect to the Loan is funded.

         "Closing Fee" shall have the meaning given to such term in Section 2.9 hereof.

         "Code" means the Uniform Commercial Code as adopted in force in the State of Georgia.

         "Collateral" shall have the meaning given to such term in Section 3.1 hereof.

         "Collateral Agreement" means an agreement executed by Borrower and any other Persons primarily or secondarily liable for all or part of the Loan or granting a security interest to Bank in specified Collateral as security for the Loan, including without limitation, this Agreement and any Guaranties.

         "Commitment Fee" shall have the meaning set forth in Section 2.10 hereof.

         "DDA Account" shall mean Borrower's Demand Deposit Account into which Bank shall deposit the Advances.

         "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above.

         "Debt Service" shall mean, for any particular period, the total required payments of principal, interest and fees made by Borrower with respect to its Debt during such period to the extent that such Debt arises pursuant to this Agreement or any other financing arrangement with respect to Merchandise.

         "Default Condition" means the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

         "Default Rate" means the annual percentage interest rate applied to the principal of the Loan not paid when due under the terms of the applicable Loan Documents, which rate shall equal the sum of two percent (2%) per annum plus the Floating Rate.

         "Delinquent Payment Fee" shall have the meaning given to such term in
Section 2.11 hereof.

         "Documents" shall have the meaning ascribed to it in the Code.

         "Environment" means navigable waters, waters of the contiguous zone, ocean waters, natural resources, surface waters, ground water, drinking water supply, land surface, subsurface strata, ambient air, both inside and outside of buildings and structures.

         "Environmental Laws" means federal, state, local and foreign laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety, including, but not limited to the release or threatened release of Hazardous Substances into the Environment or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

         "Equipment" means all machinery, equipment, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of Borrower, including, but not limited to, all items described on the Equipment Schedule (if attached) and all substitutions and replacements thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning given to such term in Section 9 hereof.

         "Floating Rate" means a rate of interest per annum equal to the Prime Rate plus an additional ____ percent (____%) per annum, such rate to change as and when the Prime Rate changes.

         "Franchise Agreement" means the written agreement between Aaron and Borrower whereby Borrower is authorized to establish an "Aaron's Rental Purchase" franchise.

         "GAAP" means generally accepted accounting principles in the United States, consistently applied.

         "General Intangibles" shall have the meaning ascribed to it in the Code and shall include, without limitation, all of Borrower's tax refund claims, patents, copyrights, licenses, trademarks, trade names, service marks, patent applications and choses in action.

         "Guarantor" means each Person who now or hereafter guarantees payment of the whole or any part of the Loan Indebtedness.

         "Guaranty" means any Guaranty Agreement executed by each of the partners, shareholders, and where not prohibited by law, the spouses of such persons, of Borrower, or such other Persons as may be required by the Bank, in favor of the Bank with respect to the obligations of Borrower with respect to the Loan in the form provided by the Bank, as the same may be amended, restated or supplemented from time to time.

         "Hazardous Substances" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste, including without limitation, any such substance regulated under or defined by any Environmental Law.

         "Instrument" shall have the meaning ascribed to it in the Code.

         "Inventory" means all inventory of Borrower, including, without limitation, all raw materials, work-in-process, finished goods, goods being leased pursuant to Rental/Purchase Contracts, and other goods held by Borrower for sale or lease or furnished under contracts of service.

         "Lien" means any interest in property securing an obligation, whether such interest is based on the common law, statute or contract, including, without limitation, a security interest, lien or security title arising from a security agreement, mortgage, security deed, trust deed, pledge or condition sale, or a lease, consignment or bailment for security purposes.

         "Loan" means, as of any date of determination, the aggregate amount of Advances outstanding pursuant to the Loan Commitment from the Bank to Borrower established pursuant to Section 2 hereof.

         "Loan Account" means the internal bank loan account established by the Bank for Borrower.

         "Loan Commitment" means the committed amount of the loan facility established by the Bank in favor of Borrower in the amount not exceeding, and upon the terms described in, this Agreement.

         "Loan Documents" means this Agreement, the Master Note, the Collateral Agreements, any other documents relating to the Loan delivered by Borrower or any guarantor or surety thereof to the Bank and any amendments thereto.

         "Loan Indebtedness" means all amounts due and payable by Borrower under the terms of the Loan Documents with respect to the Loan Commitment and the Advances made thereunder, including, without limitation, outstanding principal, accrued interest, any late charges, and all reasonable costs and expenses of any legal proceeding brought by the Bank to collect any of the foregoing (including without limitation, reasonable attorneys' fees).

         "Loan Term" shall have the meaning set forth in Section 2.4 hereof.

         "Master Note" means the note of Borrower, substantially in the form attached hereto as Exhibit A, setting forth the obligation of Borrower to repay the Loan.

         "Materially Adverse Effect" shall mean any materially adverse change in
(i) the business, results of operations, financial condition, assets or prospects of the Borrower, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement, or (iii) the ability of the Guarantors (taken as a whole) to perform their respective obligations under the Guaranty.

         "Maturity Date" shall have the meaning set forth in Section 2.3 hereof.

         "Merchandise" means goods distributed or sold to Borrower through Aaron.

         "Net Book Value" means, for any item of Merchandise, the cost of such Merchandise less accumulated depreciation as calculated in accordance with the ACTS System.

         "Opening Date" shall mean with respect to each store location, the date determined by Aaron to be the opening date of such location in accordance with its standard practice, as notified to the Bank.

         "Payment Date" means with respect to the Loan, the 20th day of each calendar month, provided, however, if such day is not a Business Day, the next succeeding Business Day.

         "Payment Period" shall mean a period of one (1) month; provided that
(i)the first day of a Payment Period must be a Business Day, (ii) any Payment Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (iii) the first Payment Period hereunder shall commence on the date hereof and shall end on the last day of the next succeeding calendar month, and (iv) the first day of any succeeding Payment Period shall be the last day of the Preceding Payment Period and shall end on the last day of the next succeeding calendar month.

         "Permitted Liens" means Liens in favor of Bank or Aaron; Liens for taxes not yet due or payable; statutory Liens securing the claims of materialmen, mechanics, carriers and landlords for labor, materials, supplies or rentals incurred in the ordinary course of Borrower's business, but only if payment thereof is not at the time required and such Liens are at all times junior in priority to the Liens in favor of Bank; Liens shown on Exhibit B (if any); and Liens hereafter consented to by Bank in writing.

         "Person" means a corporation, an association, partnership, an organization, a business, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

         "Prime Rate" means the per annum rate of interest designated from time to time by the Bank to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of the Bank on the day of such change. The prime rate is one of several reference rates used by the Bank and the Bank makes loans at rates both higher and lower than the Prime Rate.

         "Quarterly Covenant Compliance Report" shall mean that Quarterly Covenant Compliance Report substantially in the form of Exhibit D attached hereto.

         "Rental/Purchase Contract" means a contract between Borrower and a customer to rent Merchandise in the form approved by Aaron (and which may included purchase options).

         "Rental Revenue" means, for any period, the gross revenues of Borrower from rentals to the public of Borrower's furniture inventory and rental equipment including, without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient fund fees, reinstatement fees, but excluding all retail sales proceeds and sales taxes.

         "Solvent" means, as to any Person, such Person (i) is able to pay, and does pay, its debts as they mature and (ii) has a positive tangible net worth determined in accordance with GAAP.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Borrower.

         "Tangible Net Worth" means, with respect to the Borrower as of any date of termination, the excess of the total assets of the Borrower over the Total Liabilities of the Borrower, determined in accordance with GAAP consistently applied, excluding from the calculation of total assets the notes receivables from shareholders of the Borrower and including in such calculation of total assets the franchise fees as shown on the balance sheet of the Borrower as of such date.

         "Total Liabilities" means, with respect to the Borrower, as of any date of determination, total liabilities determined in accordance with GAAP consistently applied, but excluding therefrom Debt of the Borrower which is subordinated to the Loan Indebtedness owing to the Bank pursuant to a subordination agreement in form and substance satisfactory to the Bank.

         1.2. Accounting Terms and Determination. Accounting terms used in this Agreement such as "amortization," "depreciation," "interest expense," and "tangible net worth" shall have the meaning normally given them by, and shall be calculated (both as to amounts and classification of items) in accordance with, GAAP. Any pronoun used herein shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations, and all references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.  LOAN; USE OF PROCEEDS.

         2.1. Establishment of DDA Account; Loan Account. (a) Prior to the Closing Date, Bank shall establish a DDA Account for Borrower. In addition, at the request of Borrower and subject to the compatibility of computer systems, Bank will provide Borrower with computer access to the Bank's records with respect to such DDA Account for the purposes of monitoring activity in the account. Borrower hereby consents and acknowledges that Aaron shall be given computer access to such DDA Account.

                    (b) Prior to the Closing Date, Bank shall also establish on its books an internal loan account in Borrower's name (the "Loan Account") in which Bank shall record, in accordance with customary accounting practice, all charges, expenses and other items properly chargeable to Borrower; all payments made by Borrower on account of indebtedness evidenced by the Loan Account; all proceeds of Collateral which are finally paid to Bank at its office in cash or solvent credits; and other appropriate debits and credits. The debit balance of the Loan Account shall reflect the amount of Borrower's Loan Indebtedness from time to time by reason of the Loan and other appropriate charges hereunder. At least once each month, Bank shall render a statement of account for the Loan Account, which statement shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank's sending of said statement to Borrower.

         2.2. Advances. (a) Upon Borrower's execution of this Agreement and compliance with its terms and subject to Bank's confirmation that Bank has a first priority security interest in the Col lateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Loan Commitment. Bank shall make such Advances into the DDA Account for the sole purposes of honoring requests from Borrower, made through the ACTS System, for ACH transfers to (i) suppliers of Merchandise in payment of Approved Invoices, and (ii) to other accounts as may be specified by Borrower for Advances made for working capital purposes, subject to the approval of Aaron, such approval to be evidenced by the granting of a vendor identification number to Borrower to use in requesting such working capital Advance through the ACTS System. Borrower shall not use the DDA Account for any other purpose. The maximum principal amount of Advances at any time outstanding pursuant to this Agreement shall not exceed the lesser of (x) ____________________ ($ ___________) (the
"Loan Commitment") and (y) the Borrowing Base, as most recently reported by Aaron to Bank pursuant to Section 2.2(d) hereof (such lesser amount herein referred to as the "Revolver Availability").

                    (b) On a daily basis, Borrower shall submit purchase order requests for Merchandise to Aaron. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (i) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (ii) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than Loan Proceeds. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When Borrower wishes to pay such invoice, Borrower, subject to the Revolver Availability of the Loan Commitment, shall pay such invoice by directing the Bank, through the ACTS System, to pay such invoice by means of an ACH transfer from its DDA Account. Any directions for ACH transfers correctly inputted into the ACTS System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be paid by the Bank no later than the third Business Day thereafter, unless Borrower is otherwise notified by Aaron or the Bank.

                    (c) Upon receipt of the request for an ACH transfer, (provided that such request relates to an Approved Invoice), the Bank shall honor such request by making an Advance pursuant to the Loan Commitment in the amount of such request into the Borrower's DDA Account and automatically forwarding such amount to the supplier by means of an ACH transfer in accordance with the instructions of Borrower. In the event that a request for an ACH transfer is presented for payment and Borrower's availability pursuant to the Loan Commitment is insufficient to honor such request, the Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly DDA Account statement in the form customarily used by Bank for its commercial customers and a loan account statement.

                    (d) On the fifth Business Day of each month (as determined on the last day of the preceding calendar month), Aaron shall calculate the Borrowing Base and report the same to Bank in writing (the "Borrowing Base Report"), and Bank shall be entitled to rely conclusively upon such information. Upon receipt of the Borrowing Base Report, Bank shall input such information into Bank's loan records to be effective as of the date which is two Business Days after receipt of such information. On the 10th day of each calendar month, Bank shall mail to Borrower a bill setting forth the total amount of principal (to the extent that the outstanding principal amount of the Loan exceeds the Borrowing Base as set forth in the most recent Borrowing Base Report) and interest due on the next Payment Date which bill shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after

Bank's sending of said bill to Borrower. In addition, Bank, on the date which is two Business Days after receipt of the Borrowing Base Report from Aaron, shall notify Borrower in writing (including facsimile) of the new Borrowing Base for Borrower and shall require that Borrower repay on the next Payment Date any additional Advances made since the date of the preparation of the statement for such Payment Date if necessary to avoid any overadvance as of such date and such amount (in addition to any amounts set forth in the bill to Borrower) shall be due and payable on the next Payment Date.

         2.3. Master Note; Repayment. The Loan Commitment shall be evidenced by a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A attached hereto (the "Master Note"). The Master Note shall be dated as of the date hereof and shall be payable to the order of Bank in the stated principal amount of the Loan Commitment. Payments of principal shall be due and payable by Borrower to Bank, subject to the provisions of Section 2.6(b) below, on the effective date of termination of the Loan (the "Maturity Date"), unless sooner accelerated in accordance with the terms hereof. Except as provided below, all payments of principal of, or interest on, the Loan Documents and all other sums due under the terms of the Loan shall be made in either (x) immediately available funds (including ACH transfers), or (y) checks or money orders made payable to the Bank at its principal office in Atlanta, Georgia in accordance with written instructions provided by the Bank. All voluntary prepayments of the Loan shall be made to the Bank at its Strategic Partner Programs Department in Atlanta, Georgia using preprinted envelopes provided by the Bank for such purpose or, if such envelopes are unavailable, mailed to the following address:

                           [SUNTRUST BANK, ATLANTA
                           STRATEGIC PARTNER PROGRAMS DEPARTMENT
                           CENTER 113
                           P. O. BOX 4418
                           ATLANTA, GEORGIA  30302]

         2.4. Loan Term; Voluntary Termination. The term of the Loan Commitment shall be a period of four years from the Closing Date (the "Loan Term"), subject to Section 10 hereof. Upon the termination of the Loan Commitment, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank's security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid.

         2.5. Interest. (a) From and after the date hereof, interest shall accrue on the unpaid principal amount of the Loan Indebtedness at the Floating Rate. Interest shall be calculated daily and shall be computed on the basis of actual days elapsed over the period of a 360-day year unless reference to a 365 or a 366-day year is necessary in order not to exceed the highest rate permissible under Applicable Law. Interest shall be payable in arrears on each Payment Date and on the Maturity Date, whether due to acceleration or otherwise. After the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of the Loan shall bear interest at the Default Rate, which shall be payable upon demand.

                    (b) In no contingency or event whatsoever shall the amount paid or agreed to be paid to Bank for the use, forbearance or detention of money advanced under this Agreement exceed the highest lawful rate permissible under Applicable Law. It is the intent hereof that Borrower will not pay or contract to pay, and that Bank not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be charged to and paid by Borrower under Applicable Law. All interest (and charges deemed interest) paid or agreed to be paid to Bank shall, to the extent permitted by Applicable Law, be amortized, pro rated, allocated and spread in equal parts throughout the full term hereof until payment in full of the principal amount of the Loan Indebtedness owing hereunder (including the period of any renewal or extension hereof) so that interest on the principal amount of the Loan Indebtedness outstanding hereunder for such full period will not exceed the maximum amount permitted by Applicable Law.

         2.6. Loan Prepayment. (a) Voluntary Prepayment. Borrower shall have the right to prepay the Loan in whole or in part upon at least five (5) Business Days' prior written notice to Bank, provided, however, that any voluntary partial prepayment of the Loan shall be in a minimum amount of $1,000 and in integral multiples thereof.

         (b) Mandatory Prepayment. On any Payment Date on which the aggregate outstanding principal amount of the Loan exceeds the Borrowing Base, as most recently reported to Borrower by Bank pursuant to Section 2.2(d) hereof, Borrower shall prepay the Loan in the amount of such overadvance, as notified to Borrower by Bank.

         2.7. Audits. Borrower hereby consents and authorizes Aaron or the Bank or any agent or representative thereof to conduct periodic field audits of Borrower. Such field audits may include, without limitation, examinations of the payment receipts, tax returns, bank statements, loan statements, Rental/Purchase Contracts, inventory on hand, computer-generated reports of Asset Dispositions, Rental Revenue and other financial data necessary to determine the accuracy and validity of the reports, compliance certificates, financial reports and other information forwarded to either of the Bank or Aaron by Borrower in connection with the Loan.

         2.8. Asset Dispositions. (a) All Merchandise financed by the Bank must be serialized by means of the ACTS System for appropriate reconciliation of Advances and receipt of Merchandise. Borrower shall be obligated to furnish serial numbers for all Merchandise purchased directly to Aaron on a monthly basis (and, if available, on a weekly basis) by transmittal of Borrower's receiving report (containing ACTS numbers) directly to Aaron on the ACTS System. As set forth more fully below, Aaron will maintain and track such information as agent for the Bank and the Bank shall at all times have access to such information.

                    (b) If an Asset Disposition occurs, Borrower shall immediately report such Asset Disposition to Aaron by means of the ACTS System, such information to include the ACTS

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



numbers, and if assigned, the serial numbers of the Merchandise subject to the Asset Disposition, the Net Book Value of such Merchandise and the proceeds received by Borrower therefrom. Aaron, on a monthly (and if available, weekly) basis, shall transmit all such information to the Bank in a summary form.

         2.9. Closing Fee. On the Closing Date of the Loan, Borrower shall pay to Bank a closing fee ("Closing Fee") in the amount of $500 per store location.

         [2.10. Commitment Fees. (a) Borrower shall pay a commitment fee (the "Commitment Fee") on any unused portion of the Loan Commitment in the amount of ____ percent (___%) per annum, such Commitment Fee to be paid quarterly in arrears on every third Payment Date, commencing on ________________]

                    (b) All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Bank.

         2.11. Delinquent Payment Fees. In the event that any payment due and payable hereunder is not received by the Bank on the Payment Date when due, the Borrower shall, upon request from the Bank, pay to the Bank a delinquent payment fee (the "Delinquent Payment Fee") in an amount equal to five percent (5%) of the amount of the late payment or such lesser amount as may be agreed to by the Bank.

3.  COLLATERAL AND INSURANCE.

         3.1. Granting of Security Interest in Collateral. As security for the payment and performance of all of the Loan Indebtedness, Bank shall have and Borrower hereby grants to Bank a continuing security interest in the following described property of Borrower, whether now in existence or hereafter created or acquired and wherever located (collectively, the "Collateral"): all Accounts, Merchandise, Inventory, Equipment, General Intangibles, Documents, Instruments, Chattel Paper (including, but not limited to, the Rental/Purchase Contracts), Balances, and Books and Records, and all products and proceeds of the foregoing (including insurance proceeds). The Loan Indebtedness shall also be secured by any other property (whether real or personal) in which Borrower may have heretofore or concurrently herewith granted, or may hereafter grant, a Lien in favor of Bank.

         3.2. Form of Rental/Purchase Contracts. All Rental/Purchase Contracts will be (a) in a form prescribed by Aaron for use by its franchisees, (b) be transferable to Bank and (c) contain the following provision directly above Borrower's customer's signature:

         "NOTWITHSTANDING ANYTHING SET FORTH IN THIS AGREEMENT TO THE CONTRARY, THE UNDERSIGNED ACKNOWLEDGES AND CONSENTS TO THE TRANSFER OF, OR GRANT OF A SECURITY INTEREST IN, ANY OR ALL OF THE LESSOR'S RIGHT, TITLE AND INTEREST (RESIDUAL OR OTHERWISE) IN AND

         UNDER THIS AGREEMENT TO ANY THIRD PARTY. NO SUCH TRANSFER OR GRANT OF SECURITY INTEREST WILL: (A) AFFECT THE UNDERSIGNED'S LOAN INDEBTEDNESS;
         (B) CHANGE ANY DUTIES OF, OR INCREASE ANY BURDENS OR RISKS IMPOSED ON, THE PARTIES TO THIS AGREEMENT; OR (C) GIVE RISE TO ANY RIGHTS OR REMEDIES PROVIDED UNDER SECTION 2A-303(1)(b) OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION. NO ENFORCEMENT OF ANY SECURITY INTEREST WILL CONSTITUTE A TRANSFER THAT CHANGES ANY DUTIES OF, OR INCREASES ANY BURDENS OR RISK IMPOSED ON, THE PARTIES TO THIS AGREEMENT. THE UNDERSIGNED WAIVES ALL RIGHTS AND REMEDIES PROVIDED UNDER SECTION 2A-303 OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION."

Immediately upon execution of the same, all Rental/Purchase Contracts shall be hereby assigned to Bank, and, immediately upon Bank's request, delivered to Bank together with any and all related documents, and will contain, by way of a stamp or as a part of the preprinted rental contract or lease agreement form, the following legend directly below Borrower's customer's signature:

         "FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO
         SUNTRUST BANK, ATLANTA AND THERE ARE NO DEFENSES AGAINST THE AS
         SIGNEE."

Borrower will not assign, sell, pledge, convey or by any other means transfer to any person other than Bank any Rental/Purchase Contracts or Chattel Paper, without Bank's prior written consent.

         3.3. Other Documents. Borrower shall execute and deliver, or shall be caused to be executed and delivered, to Bank such other instruments, agreements, assignments, notifications or other documents relating to the Collateral as Bank may from time to time request in order to evidence, perfect or continue the perfection of Bank's Liens upon any of the Collateral.

         3.4. Insurance. Borrower shall maintain and keep in force insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and such other insurance as Bank may require, including, without limitation, theft, fire, public liability, business interruption, casualty, property damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee or loss payee, as appropriate. Borrower shall deliver to Bank from time to time, at Bank's request, copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Each policy of insurance shall contain a clause requiring the insurer to give not less than thirty (30) days' prior written notice to Bank in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Bank shall not be impaired or invalidated by any act or neglect of Borrower or owner of the property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. All such insurance policies shall contain such other provisions as Bank may require in order to protect Bank's security interests in the collateral and Bank's right to receive payments under such policies. Borrower hereby appoints Bank as attorney-in-fact for Borrower to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable to Borrower thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, which power of attorney shall be deemed coupled with an interest and irrevocable so long as Bank shall have a security interest in any of the Collateral pursuant to this Agreement. If Borrower shall fail to procure such insurance or to pay any premium with respect thereto, then Bank may, at its discretion, procure such insurance or pay such premium and any costs so incurred by Bank shall constitute a part of the liabilities secured hereby. Bank may apply the proceeds of any insurance policy received by Bank to the payment of any liabilities, whether or not due, in such order of application as Bank shall determine. Borrower shall promptly furnish Bank with certificates or other evidence satisfactory to Bank indicating compliance with the foregoing insurance requirements.

         3.5. Validation and Collection of Accounts. Whether or not a Default Condition or an Event of Default has occurred, Bank shall have the right, at any time or times hereafter, in the name of Bank or any designee of Bank to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise, and Borrower shall fully cooperate with Bank in an effort to facilitate and promptly conclude any such verification process. Unless Bank shall at any time following the occurrence of an Event of Default, elect to give notice to Account Debtors to make payments on the Accounts directly to Bank, Borrower shall endeavor in the first instance to make collection of its Accounts for Bank. Borrower shall at the request of Bank notify the Account Debtors of the security interest of Bank in any Account and Bank may itself at any time so notify Account Debtors. Upon or after the occurrence of an Event of Default, Borrower shall (if and to the extent requested to do so by Bank) notify the Account Debtors to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness.

         3.6. Maintenance of Collateral. Borrower shall maintain all Inventory and Equipment in good condition, reasonable wear and tear excepted in the case of Equipment, and shall, as and when requested by Bank, provide Bank with a list of all of the Equipment and evidence of ownership thereof. Borrower shall not permit any of the Equipment to become affixed to any real property so that such Equipment is deemed a fixture under the real estate laws of the applicable jurisdiction.

         3.7. Expenses Relating to Collateral. Borrower shall pay Bank on demand an amount equal to any and all expenses, including legal fees, incurred or paid by Bank in connection with Bank's insuring, maintaining, protecting, storing, safeguarding, or paying Liens with respect to any of the Collateral or otherwise discharging any duty or obligation of Borrower with respect to any of the Collateral.

         3.8. Rights to Collateral. Bank shall have no duty to collect, protect or preserve the underlying value of any Collateral or any income thereon or to preserve any rights against prior par ties. Bank may exercise its rights and remedies with respect to the Collateral without first resorting

(and without regard) to any other security for the Loan or other sources of payment or reimbursement for the Loan Indebtedness.


4.  CONDITIONS PRECEDENT.

         Borrower shall deliver and Bank shall have received the following documents, each in form and substance satisfactory to Bank, as conditions precedent of the Loan:

                  (a) a validly executed copy of this Agreement;

                  (b) the validly executed Master Note;

                  (c) a validly executed copy of a Guaranty of each partner or majority stockholder of Borrower, and to the extent not prohibited by Applicable Law, the spouse of such Person;

                  (d) a validly executed Landlord's Waiver for each location of Borrower where the financed Merchandise is located;

                  (e) a validly executed Subordination Agreement from each other debtholder of Borrower;

                  (f) validly executed Uniform Commercial Code Financing Statements suitable to enable Bank to perfect the security interest granted to it under this Agreement;

                  (g) evidence of Borrower's good standing;

                  (h) a validly executed Officer's Certificate or such other evidence acceptable to Bank evidencing Borrower's corporate, partnership or other necessary authorization of the Loan and incumbency;

                  (i) a Certificate of Insurance from an insurer acceptable to Bank evidencing Borrower's compliance with Section 3.4 hereof and naming the Bank as loss payee/additional insured as follows:

                           [SUNTRUST BANK, ATLANTA
                           P.O. BOX 4418
                           ATLANTA, GEORGIA 30302
                           CENTER CODE 113
                           ATTENTION: STRATEGIC PARTNER PROGRAMS DEPARTMENT]

                  (j) a validly executed authorization to make the ACH transfers for payments of principal, interest and fees contemplated hereunder, including without limitation, mandatory prepayments of the Loan pursuant to Section 2.6(b), which authorization shall be in form and substance satisfactory to the Bank; and

                  (k) an initial Borrowing Base Report from Aaron.

         In addition, Bank and Borrower shall have established a DDA Account and a Loan Account for Borrower, the Bank shall have satisfied itself that there are no Liens on any of the Col lateral, and the Bank shall be satisfied that all corporate or partnership proceeding necessary for the authorization of the Loan Commitment shall have been taken and the bank shall have received any other documents that it deems necessary or advisable.


5.  BORROWER'S REPRESENTATIONS AND WARRANTIES.

         To induce Bank to enter into this Agreement, Borrower represents and warrants as follows:

         5.1. Organization and Qualification of Borrower. Borrower is [a corporation duly organized, validly existing and in good standing] [a _________ partnership duly formed and validly existing] [a limited liability company duly organized, validly existing and in good standing] under the laws of the state shown on the first page hereof, and is qualified to do business in all jurisdictions where the character of its properties or the nature of its activities make such qualification necessary.

         5.2. Trade Names, Subsidiaries and Location of Assets. Exhibit B attached hereto and made a part hereof fully and accurately discloses any legal name, trade name or style ever used by Borrower, any Subsidiaries owned by Borrower, and each office, other place of business or location of assets of Borrower.

         5.3. Corporate or Other Authority; No Violation of Other Agreements. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which Borrower is a party or by which Borrower or any of its property is bound.

         5.4. Enforceability. This Agreement and each of the other Loan Documents create legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their re spective terms.

         5.5. Entire Agreement. The Master Note and accompanying Loan Documents executed in connection with the Loan and delivered to Bank are the only contracts evidencing the transaction described herein and constitute the entire agreement of the parties hereto with respect to the transaction.

         5.6. Genuineness of Signatures. The Master Note and each accompanying Loan Document executed in connection with the Loan is genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

         5.7. Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

         5.8. Financial Condition. Borrower's financial statement dated ________, 19__, and previously delivered to Bank, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with GAAP consistently applied, and since the date of that financial statement, there has been no material adverse change in the financial condition of Borrower. Borrower is now and will remain Solvent.

         5.9. Taxes. All federal, state and local tax returns have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

         5.10. Compliance with Laws. Borrower has duly complied with, and its properties and business operations are in compliance in all material respects with, the provisions of all Applicable Laws, including, without limitation ERISA, the Fair Labor Standards Act and all Environmental Laws. Borrower possesses all permits, franchises, licenses, trademark rights, trade names, patents and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, authorization, order or license of, any Person is necessary in connection with the execution or performance of this Agreement or the other Loan Documents.

         5.11. No Default. No Default Condition or Event of Default exists.

         5.12. Accounts. Each Account arises out of a bona fide lease or sale and delivery of goods or rendition of services by Borrower and, unless otherwise indicated by Borrower to Bank in writing promptly after learning thereof, the facts appearing on the invoice evidencing such Account and Borrower's books relating thereto are true and accurate and payment thereof is not subject to any known dispute, offset or claim except for discounts granted in the ordinary course of Borrower's business that are reflected on the face of such invoice.

         5.13. Use of Proceeds. None of the proceeds of any Advances by Bank have been or will be used to purchase or carry (or to satisfy or refinance any indebtedness incurred to purchase or carry) any "margin stock" (as defined in Regulation U of the Federal Reserve Board). Advances shall be made for the sole purposes of honoring requests for ACH transfers to (i) suppliers of Merchandise in payment of Approved Invoices, and (ii) other accounts specified by Borrower with

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



respect to Advances made for working capital purposes, subject to the approval of Aaron, which requests have been entered by the Borrower in the ACTS System as provided above.

         5.14. Experience as Aaron Franchisee. Borrower (x) has been a franchisee of Aaron for a period of at least 18 months; (y) has had at least two Aaron Rent's stores open for a minimum of 12 months; and (z) has at least four Aaron Rent's stores open or under executed area development agreements.


Each submission of an Approved Invoice made by Borrower pursuant to this Agreement or any other Loan Document shall constitute an automatic representation and warranty by Borrower to Bank that there does not then exist any Default Condition or Event of Default and a reaffirmation as of the date of said request that all representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects. All representations and warranties contained in this Agreement or in any of the other Loan Documents shall survive the execution, delivery and acceptance hereof by Bank and the closing of the transactions described herein.


6.  FINANCIAL COVENANTS.

         Borrower shall comply with the following financial covenants:

                              (i) Debt to Cash Flow. Commencing on the first day of the calendar quarter in which the first day of the 13th month following the Opening Date of the first store of Borrower occurs and measured on the last day of the calendar quarter in which such 13th month occurs and on the last day of each calendar quarter thereafter, the ratio of Borrower's Debt to Cash Flow for such calendar quarter shall not exceed 16:1.0;

                              (ii) Debt to Rental Revenue. Commencing on the first day of the calendar quarter in which the first day of the 19th month following the Opening Date of the first store location of Borrower occurs and measured as of the last day of the calendar quarter in which such 19th month occurs and on the last day of each calendar quarter thereafter, the ratio of Borrower's Debt to Borrower's Rental Revenue, shall not exceed 5.5:1.0; and

                              (iii) Total Liabilities to Tangible Net Worth.
                  Commencing on the first day of the calendar quarter in which the first day of the 13th month following the Opening Date of the first store location of Borrower occurs and measured as of the last day of the calendar quarter in which such 13th month occurs and on the last day of each calendar quarter thereafter, the ratio of Borrower's Total Liabilities to Tangible Net Worth, shall not exceed 4.5:1.0.

                  With respect to the financial covenants set forth above in subsections (i) and (ii), which are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores' aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.


7.  BORROWER'S AFFIRMATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there are is any outstanding Loan Indebtedness to Bank, Borrower covenants that, unless otherwise consented to by Bank in writing, it shall:

         7.1. Financial Reports. Deliver to Bank or cause to be delivered to
Bank:

                  (i) on or before the tenth day of each month, monthly detailed Inventory reports in a form acceptable to Bank showing Accounts and changes therein;

                  (ii) within 120 days after the end of each fiscal year, an annual personal financial statement of each Guarantor;

                  (iii) within 20 days after the end of each calendar quarter
         (a) an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of Borrower as of the end of the prior month and on a year-to-date basis, prepared in accordance with GAAP in the format recommended by Aaron, and (b) a Compliance Certificate as described below in Section 7.2;

                  (iv) within 90 days after the end of each fiscal year a balance sheet and income statement of Borrower as of the end of such year, compiled by such firm of independent public accountants as may be designated by Borrower and be satisfactory to Bank as prepared in accordance with GAAP and, to the extent delivered to Aaron, audited financial statements for such period;

                  (v) on or before the tenth day of the following month, monthly AOR Reports concerning the prior month; and

                  (vi) with reasonable promptness, all reports by Borrower to its shareholders and such other information as Bank may reasonably request from time to time.

         7.2. Compliance Certificate. Prepare and deliver to Bank, in conjunction with the quarterly financial reports required to be delivered pursuant to Section 7.1(iii) above, a quarterly Compliance Certificate (the form of which is attached hereto as Exhibit C) presenting the calculation of the financial covenants set forth above in Section 6, noting any negative variances with the cov enants and explaining any such variances.

         7.3. Books and Records. Maintain its Books and Records and accounts in accordance with GAAP and permit any Person designated by Bank or Aaron to visit Borrower's premises, inspect any of the Collateral or any of the Books and Records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's financial affairs with Borrower's financial officers and accountants.

         7.4. Taxes. Promptly file all tax returns and pay and discharge all taxes, assessments, withholdings and other governmental charges imposed upon it, its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto.

         7.5. Notices to Bank. Promptly notify Bank in writing of (i) the occurrence of any Default Condition or Event of Default; (ii) any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower; (iii) the release or discharge of any Hazardous Substance on any property owned by Borrower; and (iii) any asserted violation by Borrower of or demand for compliance by Borrower with any Applicable Law.

         7.6. Compliance with Applicable Laws. Comply in all material respects with all Applicable Laws, including, without limitation, ERISA, the Fair Labor Standards Act and all Environmental Laws.

         7.7. Corporate Existence. Maintain its separate corporate existence and all rights, privileges and franchises in connection therewith, and maintain its qualification and good standing in all jurisdictions where the failure to do so could have a material adverse effect upon its financial condition or ability to collect the Accounts.

8.  NEGATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there are is Loan Indebtedness outstanding, Borrower covenants that unless Bank has first consented thereto in writing, it will not:

         8.1. Merger; Disposal or Moving of Collateral. Merge or consolidate with or acquire any substantial portion of the assets or stock of any Person; sell, lease, transfer or otherwise dispose of all or any portion of its properties (including any of the Collateral), except sales or rentals of Inventory in the ordinary course of business; or, without having given Bank at least 60 days prior written notice and having executed such instruments and agreements as Bank shall require, change its name, the location of any Collateral or the location of its chief executive office, principal place of business or the office at which it maintains its Books and Records. Notwithstanding the foregoing, to the extent that Borrower is calculating its compliance with the financial covenants set forth in Section 6 hereof on a consolidated basis, Borrower may move Inventory from one location included in such calculation to another of Borrower's Aaron's Rental Purchase locations without complying with the notice provisions hereof, as long as such Inventory is properly transferred in the ACTS System.

         8.2. Liens. Grant or suffer to exist any Lien upon any of the Collateral except Permitted Liens.

         8.3. Guarantees. Guarantee, assume, endorse or otherwise become contingently liable for any obligation or indebtedness of any Person, either directly or indirectly, exceeding $25,000 not existing as of this date, except by endorsement of items of payment for deposit or collection.

         8.4. Loans. Make loans or advances of money to or investments in any Person, or (except in the ordinary course of business and on fair and reasonable terms) engage in any transaction with a subsidiary or affiliate.

         8.5. Stock of Borrower. Repurchase, or pay or declare any dividend on, any of its capital stock; provided, however, that if no Default Condition or Event of Default exists and Borrower is an S Corporation, it may pay dividends not to exceed the amount of income taxes payable by its shareholders attributable to Borrower's income.

9.  EVENTS OF DEFAULT.

         9.1. List of Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default":

                  (a) Borrower shall fail to pay any of the Loan Indebtedness (including any overadvance) within ten (10) days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise);

                  (b) any warranty, representation, or other statement by Borrower herein or in any instrument, certificate or financial statement furnished in compliance herewith proves to have been false or misleading in any material respect when made;

                  (c) Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement, any of the other Loan Documents or any other agreement now or hereafter entered into with Bank; Borrower shall fail to abide by the financial covenants set forth in Section 6 hereof, provided that Aaron may waive any financial covenant.

                  (d) Borrower or any Guarantor shall fail to pay when due any amount owed to any creditor (other than Bank) or any Guarantor shall fail to pay or perform any liability or obli gation in accordance with the terms of any agreement with Bank;

                  (e) Borrower, Aaron or any Guarantor shall cease to be Solvent, shall die or become incompetent, shall suffer the appointment of a receiver, trustee, custodian or similar fidu ciary, shall make an assignment for the benefit of creditors, or shall make an offer of settlement or composition to their respective unsecured creditors generally;

                  (f) any petition for an order for relief shall be filed by or against Borrower or any Guarantor or Aaron under the Bankruptcy Code (if against Borrower or any Guarantor, the continuation of such proceeding for more than 30 days);

                  (g) any judgment, writ of attachment or similar process is entered or filed against Borrower or any Guarantor or any of Borrower's or any Guarantor's property and such judgment, writ of attachment or process is not dismissed, satisfied or vacated within ten (10) days thereafter or results in the creation or imposition of any Lien upon any Collateral that is not a Permitted Lien;

                  (h) Any Guarantor shall revoke or attempt to revoke the guaranty signed by such Guarantor or shall repudiate such Guarantor's liability thereunder or Aaron shall default in its obligations to Bank with respect to the Loan Indebtedness or repudiate its liability therefor;

                  (i) any Person, or group of Persons (whether or not related), shall have or obtain legal or beneficial ownership of a majority of the outstanding voting securities or rights of Borrower, other than any Person, or group of Persons, that has such majority ownership on the date of execution of this Agreement as shown on Exhibit B;

                  (j) Borrower shall lose its franchise, license or right to rent or to sell the Inventory;

                  (k) Borrower shall fail to enter properly any acquisition of Inventory or Equipment or any Asset Disposition on the ACTS System; or

                  (l) Borrower shall use its DDA Account for any use other than as explicitly authorized pursuant to this Agreement.

         9.2. Cure Period. Borrower shall have a five (5) calendar day period after the Bank gives it notice of the occurrence of an Event of Default (other than an Event of Default pursuant to Section 9.1(f)) above, during which it may cure such Event of Default.

         9.3. Advances. In no event shall the Bank have any obligation to make an Advance pursuant to the Loan Commitment if there exists a Default Condition or an Event of Default.

10.  REMEDIES.

         All of the Loan Indebtedness shall become immediately due and payable and the Loan Commitment shall be deemed immediately terminated (without notice to or demand upon Borrower) upon the occurrence of an Event of Default under
Section 9.1(f) of this Agreement; and upon and after the occurrence of any other Event of Default, subject to the cure period set forth in Section 9.2 hereof, Bank shall have the right to terminate immediately the Loan Commitment and to declare the entire unpaid principal balance of and accrued interest with respect to the Loan Indebtedness to be, and the same shall thereupon become, immediately due and payable upon receipt by Borrower of written notice and demand. From and after the date on which the Loan Indebtedness becomes automatically due and payable or is declared by Bank to be due and payable as aforesaid, Bank shall have and may exercise from time to time any and all rights and remedies afforded to a secured party under the Code or any other Applicable Law. If the Loan Indebtedness is collected by or through an attorney at law, Bank shall be entitled to collect reasonable attorneys' fees and court costs from Borrower. In addition to, and without limiting the generality of the foregoing, Bank shall have the following rights and remedies which it may exercise at any time or times (all of which rights and remedies shall be cumulative and may be exercised singularly or concurrently):

         (a) The right to notify any Account Debtor to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness and to collect all amounts owing from any such Account Debtor;

         (b) The right to sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, for cash, upon credit or upon such other terms as Bank deems advisable in its sole discretion, or otherwise to realize upon the whole or from time to time any part of the Collateral in which Bank may have a security interest. Any requirement of reasonable notice shall be met if such notice is sent to Borrower in accordance with Section 10 hereof at least seven (7) days before the date of sale or other disposition of the Collateral. Bank may bid and be the purchaser at any such sale if permitted by Applicable Law;

         (c) The right to require Borrower, at Borrower's expense, to assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties (and, for purposes hereof, Borrower stipulates that Bank shall be entitled to the remedy of specific performance). Alternatively, Bank may peaceably by its own means or with judicial assistance enter Borrower's premises and take possession of the Collateral or dispose of the Collateral on Borrower's premises without interference by Borrower;

         (d) The right to incur attorneys' fees and expenses in exercising any of the rights, remedies, powers or privileges provided hereunder, and the right (but not the obligation) to pay, satisfy and discharge, or to bond, deposit or indemnify against, any tax or other Lien which in the opinion of Bank may in any manner or to any extent encumber any of the Collateral, all of which fees, payments and expenses shall become part of Bank's expenses of retaking, holding, preparing for sale and the like, and shall be added to and become a part of the principal amount of the Loan Indebtedness;

         (e) The right, in Bank's sole discretion, to perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or Bank's interest therein, and Borrower agrees forthwith to reimburse Bank for all expenses incurred in connection with the foregoing, together with interest thereon at the Default Rate from the date incurred until the date of reimbursement;

         (f) The right at any time or times, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand) held by Bank for Borrower's account against any of the Loan Indebtedness, irrespective of whether or not Bank has made any demand under the this Agreement;

         (g) The right to apply the proceeds realized from any collection, sale, lease or other disposition of the Collateral first to the costs, expenses and attorneys' fees incurred by Bank for collection and for acquisition, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon the principal amount of the Loan Indebtedness; and thirdly, to the principal amount of the Loan Indebtedness. If any deficiency shall arise, Borrower and Guarantor shall remain bound and liable to Bank therefor;

         (h) The right to act as Borrower's attorney-in-fact (and Borrower hereby irrevocably appoints Bank as Borrower's agent and attorney-in- fact), in Borrower's or Bank's name, but at Borrower's cost and expense, to receive, open and dispose of all mail addressed to Borrower pertaining to any of the Collateral, to notify postal authorities to change the address and delivery of mail to Borrower to such address as Bank may designate, to sign Borrower's name on any bill of lading constituting or relating to any Collateral, to send verifications with respect to the Collateral, to execute in Borrower's name any affidavits or notices with regard to any all Lien rights and to do all other acts and things necessary to carry out the terms of this Agreement or to discharge any obligation of Borrower hereunder, this power, being coupled with an interest, is to be irrevocable so long as any Loan Indebtedness is outstanding.


11. WAIVERS.

         Borrower waives notice of Bank's acceptance hereof. Borrower hereby waives any requirement on the part of Bank to post any bond or other security as a condition to Bank's right to obtain an immediate writ of possession with respect to any Collateral. Bank shall not be deemed to have waived any of its rights upon or remedies hereunder or any Event of Default unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

12.  NOTICES.

         All notices and demands to or upon a party hereto shall be in writing and shall be sent by certified mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission add shall be deemed to have been validly served, given or delivered when delivered against receipt or one Business Day after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when indicated by verification receipt printed by the sending machine as having been received at the office of the noticed party, addressed in each case as follows:

         If to Borrower:
                                            -------------------------

                                            -------------------------

                                            -------------------------

                                            Attention
                                                     ----------------

                                            Telecopier No.:
                                                           ----------


         If to Bank:                        [SUNTRUST BANK, ATLANTA
                                            25 PARK PLACE
                                            ATLANTA, GEORGIA 30303
                                            ATTENTION: CENTER NO. 113
                                            TELECOPIER NO.:(404) 724-3716]


or to such other address as each party may designate for itself by like notice given in accordance with this Section. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the individual to whose attention such notice is to be sent as specified above or such individual's successor in office.


13. INDEMNIFICATION. Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Bank as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Bank by any Person under any environmental laws. If any taxes, fees or other charges shall be payable by Borrower or Bank on account of the execution, delivery or recording of any of the Loan Documents or any loans outstanding hereunder, Borrower will pay (or reimburse Bank's payment of) all such taxes, fees or other charges, including any applicable interests and penalties, and will indemnify and hold Bank harmless from and against liability in connection therewith. The indemnity obligations of Borrower under this Section shall survive the payment in full of the Loan Indebtedness.

14.  ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the other Loan Documents embody the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and this Agreement may not be modified or amended except by an agreement in writing signed by Borrower and Bank.

15.  SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but Borrower shall not assign this Agreement or any right or benefit hereunder to any Person. The Bank may assign its rights and obligations hereunder at any time and to any Person, including without limitation, to Aaron.

16.  ARBITRATION.

         ANY CONTROVERSY ARISING WITH RESPECT TO THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN THE CITY AGREED UPON BY BORROWER AND BANK. IF BORROWER AND BANK FAIL TO SO AGREE, THEN SUCH ARBITRATION SHALL TAKE PLACE IN ATLANTA, GEORGIA. ARBITRATION SHALL BE IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION EXCEPT TO THE EXTENT OTHERWISE SET FORTH IN THIS SECTION. THE DISPUTE SHALL BE DETERMINED BY AN ARBITRATOR ACCEPTABLE TO BOTH PARTIES WHO SHALL BE SELECTED WITHIN SEVEN (7) DAYS OF FILING OF NOTICE OF INTENTION TO ARBITRATE. OTHERWISE, THE DISPUTE SHALL BE DETERMINED BY A PANEL OF THREE ARBITRATORS SELECTED AS FOLLOWS: WITHIN SEVEN
(7) DAYS OF FILING NOTICE OF INTENTION TO ARBITRATE, EACH PARTY WILL APPOINT ONE ARBITRATOR, WHO SHALL BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAS BEEN ASSOCIATED IN THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY SUCH PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS). THESE TWO ARBITRATORS WILL THEN NAME A THIRD ARBITRATOR, WHO SHALL ALSO BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAD BEEN ASSOCIATED FOR THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY EITHER PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS) AND WHO SHALL PRESIDE OVER THE PANEL. IF EITHER PARTY FAILS TO APPOINT AN ARBITRATOR, OR IF THE TWO ARBITRATORS DO NOT NAME A THIRD ARBITRATOR WITHIN SEVEN (7) DAYS, EITHER PARTY MAY REQUEST THE AMERICAN ARBITRATION ASSOCIATION TO APPOINT THE NECESSARY ARBITRATOR(S) PURSUANT TO THE COMMERCIAL ARBITRATION RULES. ARBITRATORS SHALL BE COMPENSATED FOR THEIR SERVICES BY THE NON-PREVAILING PARTY AT THE STANDARD HOURLY RATE CHARGED BY SUCH ARBITRATORS IN THEIR PRIVATE PROFESSIONAL ACTIVITIES. ALL TESTIMONY

SHALL BE TRANSCRIBED BY A PUBLIC STENOGRAPHER OR COURT REPORTER. THE AWARD OF THE PANEL SHALL BE ACCOMPANIED BY FINDINGS OF FACT AND A STATEMENT OF REASONS FOR THE DECISION. ALL PARTIES AGREE TO BE BOUND BY THE RESULTS OF SUCH ARBITRATIONS; JUDGMENT UPON THE AWARD SO RENDERED MAY BE ENTERED AND ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. TO THE EXTENT REASONABLY PRACTICABLE, BOTH PARTIES AGREE TO CONTINUE PERFORMING THEIR RESPECTIVE OBLIGATIONS UNDER THIS AGREEMENT WHILE THE DISPUTE IS BEING RESOLVED.

17. MISCELLANEOUS. Time is of the essence of this Agreement. Bank reserves the right to participate, sell or assign the Loan made hereunder and provide any participant or assignee all information in Bank's possession regarding Borrower, its business and the Collateral. Borrower shall reimburse Bank for Bank's out-of-pocket expenses and for the fees and expenses and disbursements of Bank's counsel in connection with the negotiation, documentation and closing of the transactions contemplated hereby, and Borrower will pay all expenses incurred by Borrower in connection with the transactions. The Section headings are for convenience only and shall not limit or otherwise affect any of the terms hereof. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE LAWS OF CONFLICTS THEREOF) AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.


18. RELATIONS WITH AARON.

         Borrower recognizes and acknowledges that the Bank has made the Loan Commitment available to Borrower hereunder at the behest of and as an accommodation to Aaron. Accordingly, Borrower agrees that from time to time the Bank may release to Aaron such information about Borrower and the Loan as Aaron may request, and the Bank may condition its agreement to any waiver, modification or amendment on the prior written consent of Aaron. Borrower further agrees that upon the occurrence of an Event of Default hereunder, the Bank may notify Aaron of such Event of Default prior to notifying Borrower thereof, and the Bank shall not be liable to Borrower for failure to give simultaneous notice to Borrower. Borrower further agrees that the Bank shall not be liable to Borrower as a result of any information or document obtained by Bank regarding Borrower which is shared by Bank with Aaron.

         WITNESS the hand and seal of the parties hereto on the date first above written.


Accepted in Atlanta, Georgia:

                                    BORROWER:

                                                              (Seal)
                                    --------------------------

                                    By:
                                       --------------------------
                                       Title:
                                             --------------------

                                    Attest:
                                           ----------------------
                                             Secretary


                                             [CORPORATE SEAL]



                                    BANK:

                                    SUNTRUST BANK, ATLANTA



                                    By:
                                       --------------------------

                                    Title:
                                          -----------------------


                                    By:
                                       --------------------------

                                    Title:
                                          -----------------------

                                    EXHIBIT A


                                     FORM OF
                                   MASTER NOTE
                         (Qualified Franchisee Borrower)

[DATE]                                                           [$____________]
                                                                Atlanta, Georgia


                  FOR VALUE RECEIVED, the undersigned, [____________, a ____________ _______________] (the "Borrower"), promises to pay to the order of SUNTRUST BANK, ATLANTA, a Georgia banking corporation (the "Bank"), at Bank's principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the Maturity Date, as set forth in that certain Line of Credit Agreement, dated as of even date herewith, by and between the Borrower and Bank (the "Line of Credit Agreement"), the lesser of (i) principal sum of _________________________________ AND NO/100
DOLLARS ($____________), or (ii) so much thereof as shall have been from time to time disbursed hereunder in accordance with the Line of Credit Agreement and not theretofore repaid, as shown on the records of the Bank.

                  In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Line of Credit Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Line of Credit Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is ____% per annum, thus producing an initial interest rate under the Line of Credit Agreement on such date of ____% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____% per annum. Any principal amount due under this Master Note (the "Note") that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Line of Credit Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Line of Credit Agreement.

                  This Note evidences a loan incurred pursuant to the terms and conditions of the Line of Credit Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Line of Credit Agreement.

         Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Line of Credit Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Line of Credit Agreement.

                  Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank, irrespective of whether or not Bank has made any demand under the Line of Credit Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

                  Borrower acknowledges that the actual crediting of the amount of any disbursement under the Line of Credit Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Line of Credit Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Line of Credit Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Line of Credit Agreement.

                  Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Line of Credit Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE SATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

                  PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

                  Executed under hand and seal of the Borrower as of the day and year first above written.


[if Borrower is                     [NAME OF BORROWER
 a corporation:]

                                    By:
                                       ------------------------
                                       Name:
                                       Title:

                                    Attest:
                                           --------------------
                                       Name:
                                       Title:

                                          [CORPORATE SEAL]



[if Borrower is partnership:]


[if General Partner is              [NAME OF GENERAL PARTNER
 a corporation:]
                                    By:
                                       ------------------------
                                       Name:
                                       Title:



[if General Partner is
 an individual:]                                               (Seal)
                                    ---------------------------
                                     Name of General Partner]



[if Borrower is                     [NAME OF BORROWER
 a limited liability company:]

                                    By:
                                       ------------------------
                                       Name:
                                       Title:                  ]

                                    EXHIBIT B



A.       PERMITTED LIENS

         The following described Liens are Permitted Liens (if none, so state):

Name of Lien Holder             Date of Recording               Collateral
-------------------             -----------------               ----------






B.       TRADE NAMES AND STYLES

         The following are the only trade names or trade styles ever used by Borrower (if none, so state):










C        SUBSIDIARIES

         The following are all of the subsidiaries owned by Borrower (if none, so state):

 D.      BUSINESS LOCATIONS

         The following are all of the locations where Borrower has an office or other place of business or owns assets:












E.       STOCKHOLDERS

         The following are all of the stockholders of Borrower and the percentage of shares of Borrower's capital stock owned by each:

      Stockholder's Name                     Percentage of Shares Owned
      ------------------                     --------------------------




                                    EXHIBIT C


                       COMPLIANCE CERTIFICATE OF BORROWER


        (Pursuant to Section 7.2 of Line of Credit and Security Agreement
                          dated ______________, 19___)


[NAME OF BORROWER] (the "Borrower") HEREBY CERTIFIES that:

         This Compliance Certificate is furnished pursuant to the Line of Credit and Security Agreement (the "Agreement") dated ____________, 19___ by and between the Borrower and SUNTRUST BANK, ATLANTA (the "Bank"). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in this Agreement.

         1. The figures and information for determining compliance by the Borrower with the financial covenants set forth in the Quarterly Covenant Compliance Report attached hereto have been prepared based upon the financial reports accompanied hereby and both the Quarterly Covenant Compliance Report and such financial reports are true and complete as of the date hereof.

         2. The activities of the Borrower during the preceding quarter have been reviewed by the [president or other authorized officer] or the employees or agents under his immediate super vision. Based on such review, to the best knowledge and belief of the [president or other authorized officer], and as of the date of this Certificate, the Borrower has performed and observed each and every covenant contained in the Agreement to be performed by it, and no Event of Default or Default Condition exists, except for the following:

Please describe or indicate "None" if none exist:
                                                 ------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         3. The Borrower has properly and accurately reported all Asset Dispositions pursuant to Section 2.8 of the Agreement.

         WITNESS my hand this ____ day of __________, 199_.


                                    [NAME OF BORROWER]


                                    By:
                                       -------------------------
                                       Title:
                                             -------------------

                      QUARTERLY COVENANT COMPLIANCE REPORT

                        (Section 6 - Financial Covenants)

--------------------------

For Quarter Ending: __________________


         With respect to the financial covenants set forth below in I and II, which are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores' aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.

I.       Debt to Cash Flow

         A.       Enter amount of Debt                                 ____________________

         B.       Enter amount of Debt
                  attributable to store locations open
                  less than 13 months                                  ____________________

         C.       Subtract B from A                                    ____________________

         D.       Enter amount of pretax net income for
                  last three months (backing out income
                  for stores less than 12 months old)                  ____________________

         E.       Enter amount of depreciation and
                  amortization expense for last
                  three months (backing out
                  depreciation and amortization for
                  stores less than 13 months old)                      ____________________

         F.       Add D plus E                                         ____________________

         G.       Enter amount of inventory purchases
                  for last three months (backing out
                  purchases for stores less than 13 months
                  old)                                                 ____________________

         H.       Subtract G from F                                    _____________________

                           Ratio of C:H                                _____________________

                           STANDARD ..............     16.0 : 1.0
                                                     ------------

                  Compliance?  Yes ____ No ____

II.      Debt to Rental Revenue

         A.       Enter amount of Debt.                                _____________________

         B.       Enter amount of Debt attributable
                  to store locations open less
                  than 19 months.                                      _____________________

         C.       Subtract B from A.                                   _____________________

         D.       Enter Amount of last month's
                  Rental Revenue.                                      _____________________

         E.       Enter amount of last month's Rental
                  Revenue attributable to store locations
                  open less than 19 months.                            _____________________

         F.       Subtract E from D.                                   _____________________

                           Ratio of C : F.                             _____________________

                  STANDARD ..............              5.5 : 1.0
                                                     -----------

                  Compliance?  Yes ____ No ____


III.     Total Liabilities to Tangible Net Worth

         A.       Enter amount of Total Liabilities.                   _____________________

         B.       Enter amount of Tangible Net Worth.                  _____________________

         C.       Ratio of A : B.                                      _____________________

                  STANDARD -- Commencing on the

                  first day of the 13th month following
                  the Opening Date of the first store
                  location, ratio not great than.........         4.5 : 1.0
                                                              -------------

                  Compliance?  Yes ____ No ____


Note: All terms are those used in generally accepted accounting practices unless specifically defined in the Agreement.

                                    EXHIBIT G
                                       TO
                           THE LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                     FORM OF
                                   MASTER NOTE
                         (Qualified Franchisee Borrower)

[DATE]                                                           [$____________]
                                                                Atlanta, Georgia


         FOR VALUE RECEIVED, the undersigned, [____________, a ____________ _______________] (the "Borrower"), promises to pay to the order of SUNTRUST BANK, ATLANTA, a Georgia banking corporation (the "Bank"), at Bank's principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the Maturity Date, as set forth in that certain Line of Credit and Security Agreement, dated as of even date herewith, by and between the Borrower and Bank (as amended, restated, modified or supplemented from time to time, the "Agreement"), the lesser of (i) the principal sum of ________________ ($_______________), or (ii) so much thereof as shall have been from time to time disbursed hereunder in accordance with the Agreement and not theretofore repaid, as shown on the records of the Bank.

         In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is ____% per annum, thus producing an initial interest rate under the Agreement on such date of ____% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____% per annum. Any principal amount due under this Master Note (the "Note") that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

         This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

         Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

         Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank, irrespective of whether or not Bank has made any demand under the Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

         Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

         Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

         PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

         Executed under hand and seal of the Borrower as of the day and year first above written.


[if Borrower is                              [NAME OF BORROWER
 a corporation:]

                                             By:
                                                ---------------------------
                                               Name:
                                               Title:

                                             Attest:
                                                    -----------------------
                                               Name:
                                               Title:

                                                      [CORPORATE SEAL]



[if Borrower is partnership:]


[if General Partner is                       [NAME OF GENERAL PARTNER
 a corporation:]
                                             By:
                                                ---------------------------
                                               Name:
                                               Title:



[if General Partner is
 an individual:]                                                        (Seal)
                                             ---------------------------
                                               Name of General Partner]



[if Borrower is a limited                    [NAME OF BORROWER
liability company:]
                                             By:
                                                ---------------------------
                                               Name:
                                               Title:]